                                                              File No. 333-40636
                                                                       811-4320


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6


                REGISTRATION UNDER THE SECURITIES ACT OF 1933 [X]
                       Pre-Effective Amendment Number ___

                      Post Effective Amendment Number _9_  [X]


                                     And/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                               Amendment No. _4_ [X]


                        Ohio National Variable Account R
                           (Exact Name of Registrant)

                    Ohio National Life Assurance Corporation
                               (Name of Depositor)

                                One Financial Way
                             Montgomery, Ohio 45242
              (Address of Depositor's Principal Executive Offices)

                                 1-800-366-6654
               (Depositor's Telephone Number, including Area Code)

                                Marcus L. Collins
                                Associate Counsel
                    The Ohio National Life Insurance Company
                                One Financial Way
                             Montgomery, Ohio 45242

                                    Copy to:

                               John Blouch, Esq.
                              Dykema Gossett PLLC
                              1300 I Street, N.W.
                                 Suite 300 West
                             Washington, D.C. 20005



Title of Securities Being Registered: Last Survivor Variable Universal Life Insurance Policies.

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.



This Post-Effective Amendment amends the Registration Statement with respect to the Prospectus, Statement of Additional Information, the Financial Statements and Part C.

It is proposed that this filing will become effective (check appropriate space):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on April 30, 2004 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a) of Rule 485

[ ] on (date) pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   PROSPECTUS

                               VARI-VEST SURVIVOR
         LAST SURVIVOR, FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                        OHIO NATIONAL VARIABLE ACCOUNT R

                               One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone (800) 366-6654

This prospectus describes a last survivor, flexible premium variable life insurance policy (called the "policy", or the "contract") offered through Ohio National Variable Account R ("VAR"), a separate account of ours. We are Ohio National Life Assurance Corporation ("ONLAC"), a subsidiary of The Ohio National Life Insurance Company ("Ohio National Life").

This policy provides life insurance protection. Although you may allocate your net premium payments to registered investment companies, (called a "Fund" or the "Funds") your premium payments are not an investment in a retail mutual fund. Each Fund may have several portfolios ("portfolios") that use different investment strategies or invest in different securities. VAR is the registered shareholder of the Funds' shares. VAR purchases portfolio shares in accordance with your premium allocation choices and maintains the shares in subaccounts ("subaccounts") of VAR. We may use the term "portfolios" or "subaccounts" interchangeably to refer to the underlying investment choices.

This policy (i) is not a deposit or obligation of a bank (ii) is not guaranteed by a bank (iii) is not insured by the FDIC or any other government agency, and
(iv) may go down in value.


To learn more about this policy and Ohio National Life or ONLAC, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2004. We have incorporated the SAI into this prospectus by reference. You can request a free copy by contacting us, contacting your agent or representative or by logging onto the Securities and Exchange Commission's website at http://www.sec.gov.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU SHOULD RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. FOR INFORMATION RELATED TO THE PORTFOLIOS TO WHICH YOU MAY ALLOCATE PREMIUM PAYMENTS, PLEASE REFER TO THE CURRENT FUND PROSPECTUSES WHICH SHOULD ACCOMPANY THIS PROSPECTUS.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE VARIABLE ASPECTS OF THE POLICY DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND PROSPECTUSES OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.

Although this is a life insurance policy, your variable universal life insurance policy is different from a whole-life or term-life insurance policy. You may allocate your net premium payments among up to 10 of the portfolios we offer as well as to the General Account. However, you will not own the shares of the portfolio. Ohio National Variable Account R is the registered owner of the portfolio shares. The portfolios are registered mutual funds that sell their shares only to registered separate accounts that support variable life insurance policies and variable annuity contracts. Within VAR, we have established subaccounts that invest in the shares of the portfolios based on policyholders' premium allocation. We have listed the available portfolios below, along with their respective investment adviser or investment subadviser. The accompanying Fund prospectuses contain important information that describes the portfolios in more detail. If you did not receive the Fund prospectuses, please contact us or your agent. Your policy's accumulation value will reflect the investment performance of the portfolios you select and is not guaranteed.

                                  MAY 1, 2004


FORM 5741

                               TABLE OF CONTENTS


GLOSSARY................................      3
SUMMARY OF BENEFITS AND RISKS...........      6
Policy Benefits.........................      6
  Death Benefit.........................      6
  Death Benefit Guarantee...............      6
  Loans.................................      6
  Surrender Privileges..................      6
  Free Look/Right to Return the
     Policy.............................      6
  Variable Investment Choices...........      6
  General Account.......................      6
  Flexibility/Allocation of Premiums....      7
  Transfers.............................      7
  Tax Benefits..........................      7
Policy Risks............................      7
  Investment Performance................      7
  Termination or Lapse..................      7
  Liquidity Risk........................      7
  Impact of Loans.......................      7
  Adverse Tax Consequences..............      8
  Termination of Death Benefit
     Guaranteed.........................      8
Portfolio Risks.........................      8
FEE TABLES..............................      9
  Transaction Fees......................      9
  Periodic Charges Other than Portfolio
     Operating Expenses.................     10
  Annual Portfolio Operating Expenses...     11
  Rider Expenses........................     11
GENERAL DESCRIPTION OF OHIO NATIONAL
  LIFE..................................     14
Ohio National Life Assurance
  Corporation...........................     14
Ohio National Life Insurance Company....     14
Ohio National Variable Account R........     14
THE PORTFOLIOS..........................     14
THE GENERAL ACCOUNT.....................     17
General Description.....................     17
Accumulation Value......................     18
Voting Rights...........................     18
CHARGES.................................     19
Premium Expense Charge..................     19
Monthly Deduction.......................     19
Risk Charge.............................     20
Surrender Charge........................     20
Service Charges.........................     20
Other Charges...........................     21
GENERAL DESCRIPTION OF THE POLICY.......     21
Ownership Rights........................     21
Allocation of Premiums..................     21
Transfers...............................     21
Conversion..............................     22
Modifying the Policy....................     22
Free Look Period........................     23
Free Look for Increases in Face
  Amount................................     23
State Variations........................     23
Withholding Payment after Premium
  Payment...............................     23
Other Policies..........................     23
PREMIUMS................................     24
Purchasing a Policy.....................     24
Lapse...................................     24
Reinstatement...........................     25
Replacing Existing Insurance............     25
Applying for a Policy...................     25
When Insurance Coverage Takes Effect....     25
Accumulation Unit Values................     26
Determination of Variable Accumulation
  Values................................     26
Net Investment Factor...................     26
DEATH BENEFITS AND POLICY VALUES........     27
Settlement Options......................     27
Plan A -- Level Benefit.................     27
Illustration of Plan A..................     28
Plan B -- Variable Benefit..............     28
Illustration of Plan B..................     28
Change in Death Benefit Plan............     29
Death Benefit Guarantee.................     29
Changes in Stated Amount................     30
  Increases.............................     30
  Decreases.............................     30
SURRENDERS AND PARTIAL SURRENDERS.......     31
Loans...................................     31
Postponement of Payments................     32
LAPSE AND REINSTATEMENT.................     33
Reinstatement...........................     33
TAXES...................................     33
Policy Proceeds.........................     33
Avoiding Modified Endowment Contracts...     34
Correction of Modified Endowment
  Contracts.............................     34
Right to Charge for Company Taxes.......     34
LEGAL PROCEEDINGS.......................     35
FINANCIAL STATEMENTS....................     35


FORM 5741

                                    GLOSSARY

We have tried to make this prospectus as easy to read as possible. However, because of the complexity of the policy, it is sometimes necessary to use technical or defined terms. Listed below are some of the unfamiliar terms you may see in this prospectus.

Accumulation Value -- the sum of the policy's values in the subaccounts, the General Account and the loan collateral account.

Age -- either insured's age at his or her nearest birthday.

Attained Age -- either insured's age at the end of the most recent policy year.

Beneficiary -- the beneficiary designated by the policyholder in the application or in the latest notification of change of beneficiary filed with us. If the policyholder is the second insured and if no beneficiary survives the second insured, the second insured's estate will be the beneficiary. If the policyholder is not the second insured and no beneficiary survives the second insured, the policyholder or the policyholder's estate will be the beneficiary.

Cash Surrender Value -- the accumulation value minus any applicable surrender charges.

Code -- the Internal Revenue Code of 1986, as amended and all related regulations.

Commission -- the Securities and Exchange Commission.

Corridor Percentage Test -- a method of determining the minimum death benefit as required by the Code to qualify the policy as a "life insurance contract". The minimum death benefit equals the cash value plus the cash value multiplied by a percentage that varies with age as specified by the Code.

Death Benefit -- the amount payable upon the death of the second insured, before deductions for policy indebtedness and unpaid monthly deductions.

Death Benefit Guarantee -- our guarantee that the policy will not lapse so long as you have met the Minimum Premium requirement and the policy is still within the Death Benefit Guarantee period.

First Insured -- the first insured who dies.

General Account -- our assets other than those allocated to our separate accounts. The General Account may also be called the Guaranteed Account or the Fixed Account.

Guideline Annual Premium -- the annual premium that would be payable through the policy maturity date for a specified stated amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 4%, and fees and charges as set forth in the policy. This is the maximum premium permitted under the Code.

Home Office -- our principal executive offices located at One Financial Way, Cincinnati, Ohio 45242.

Initial Premium -- an amount you must pay to begin policy coverage. It must be at least equal to one monthly minimum premium.

Insured -- the person upon whose life the policy is issued.

Issue Date -- the date we approve your application and issue your policy. The issue date will be the same as the policy date except for backdated policies, for which the policy date will be prior to the issue date.

Loan Collateral Account -- an account to which accumulation value in an amount equal to a policy loan is transferred pro rata from the subaccounts of VAR and the General Account.

FORM 5741

Loan Value -- the maximum amount that you may borrow under the policy. The loan value equals the cash surrender value minus the cost of insurance charges for the balance of the policy year. The loan value minus policy indebtedness equals the amount you may borrow at any time.

Maturity Date -- unless otherwise specified in the policy, the maturity date is the end of the policy year nearest the youngest insured's 100th birthday.

Minimum Premium -- the monthly premium set forth on the specification page of your policy necessary to maintain the death benefit guarantee. Although we express the minimum premium as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums that equal or exceed the sum of the minimum premiums required during the applicable time period.

Monthly Deduction -- the monthly charge against cash value which includes the cost of insurance, an administration charge, a risk charge for the death benefit guarantee and the cost of any optional insurance benefits added by rider.

Net Investment Factor -- the percentage change in value of a subaccount from one valuation period to the next.

Net Premiums -- the premiums you pay less the premium expense charge.

Planned Premium -- a schedule indicating the policyholder's planned premium payments under the policy. The schedule is a planning device only and you do not need to adhere to it.

Policy -- the Vari-Vest Survivor flexible premium variable life insurance policy. The policy may also be called the contract.

Policy Date -- the date as of which insurance coverage and policy charges begin. The policy date is used to determine policy months and years.

Policy Month -- each policy month starts on the same date in each calendar month as the policy date.

Policy Year -- each policy year starts on the same date in each calendar year as the policy date.

Policy Indebtedness -- the total of any unpaid policy loans.

Policyholder -- the person(s) so designated on the specification page of the policy. The policyholder may also be called the contractowner.

Premium Expense Charge -- an amount deducted from gross premiums consisting of a distribution charge and any state premium tax and other state and local taxes applicable to your policy.

Proceeds -- the amount payable on surrender, maturity or death.

Process Day -- the first day of each policy month. We deduct monthly deductions and any credits on this day.

Pronouns -- "our", "us" or "we" means Ohio National Life Assurance Corporation. "You", "your" or "yours" means the insured. If the insured is not the policyholder, "you", "your" or "yours" means the policyholder when referring to policy rights, payments and notices.

Receipt -- with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a valuation date before 4:00 p.m. Eastern Time. If received on a day that is not a valuation date or after 4:00 p.m. Eastern Time on a valuation date, it is deemed received on the next valuation date.

Second Insured -- the insured who dies after the first insured.

Settlement Options -- methods of paying the proceeds other than in a lump sum.

FORM 5741

Stated Amount -- the minimum death benefit payable under the policy as long as the policy remains in force and which is set forth on the specification page of your policy.

Subaccount -- a subdivision of VAR which invests exclusively in the shares of a corresponding portfolio of one of the Funds.

Surrender Charge -- a charge assessed in connection with policy surrenders, lapses and decreases in stated amount applicable for 25 years from the policy date with respect to your initial stated amount and from the date of any increase in stated amount with respect to such increase. Surrender charges are based on your ages, sexes, underwriting classifications and length of time you have held your policy. See the specification pages of your policy or the discussion under "Surrender Charges" below for more information.

Valuation Date -- each day on which the net asset value of Fund shares is determined. See the accompanying Fund prospectuses.

Valuation Period -- the period between two successive valuation dates that begins at 4:00 p.m. Eastern Time on one valuation date and ends at 4:00 p.m. Eastern Time on the next valuation date.

VAR -- Ohio National Variable Account R.

FORM 5741

                         SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. Following the summary, the prospectus discusses the benefits and risks in more detail.

POLICY BENEFITS

Death Benefit -- You may select one of two death benefit plans -- the level plan (Plan A) or the variable plan (Plan B). With certain limitations, you may also change death benefit plans during the life of the policy. The death benefit under the level plan is the stated amount. The death benefit under the variable plan is the stated amount plus the accumulation value on the date of death of the second insured.

Death Benefit Guarantee -- The policy includes a death benefit guarantee. Under this provision, we guarantee that the death benefit during the death benefit guarantee period will not be less than the stated amount, provided you pay the minimum premium. Accordingly, adverse portfolio investment performance will not cause the policy to lapse as long as the death benefit guarantee is in effect.

Loans -- After the first policy year, you may borrow against the loan value of your policy. The loan value is 90% of your cash surrender value, minus the cost of insurance for the rest of the current policy year. Loan interest is payable in advance at a rate of 5.0%. This amount is equal to an annual rate of 5.26% if we paid the interest at the end of the year. Any outstanding policy indebtedness will be deducted from proceeds payable at the second insured's death or upon maturity or surrender of the policy.

We will withdraw loan amounts and any unpaid interest thereon pro rata from the variable subaccounts and the General Account. Accumulation value in each subaccount equal to the policy indebtedness so withdrawn will be transferred to the loan collateral account. If loan interest is not paid when due, it becomes loan principal. Accumulation value held in the loan collateral account earns interest daily at an annual rate guaranteed to be at least 4%.

Surrender Privileges -- At any time you may surrender your policy in full and receive the proceeds. Your policy also gives you a partial surrender right. At any time after the first policy anniversary from the issue date, you may withdraw part of your cash surrender value. Such withdrawals will reduce your policy's death benefit and may be subject to a surrender charge.

Free Look/Right to Return the Policy -- Following the initial purchase of your policy or following any subsequent increase in the stated amount of your policy, you are entitled to a free look period. During the free look period, you may cancel the policy or increase, as applicable, and we will refund all the money you have paid or the policy's current value, depending on your state's laws. The free look period expires 20 days from your receipt of the policy or increase, although the free look period may be longer in some states.

Variable Investment Choices -- Your policy permits you to allocate net premiums to up to 10 of the variable portfolios previously listed in this prospectus. The portfolios are mutual funds registered under the Investment Company Act of 1940. Although you allocate your premiums to the portfolios, you do not own the shares of the portfolios. Portfolio shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to tax-qualified retirement plans.

For additional information concerning the Funds, including their investment objectives and associated charges and expenses, see the Fund prospectuses, which should accompany this prospectus. Read them carefully before investing. The Fund prospectuses may contain information about other funds that are not available as investment options for your policy. You cannot be sure that any Fund will achieve its stated objectives and policies.

General Account -- You may elect to allocate net premiums to the General Account or to transfer accumulation value to the General Account from the subaccounts of VAR. The allocation or transfer of funds to the General Account does not entitle a policyholder to share in the investment experience of the General Account. Instead, we

FORM 5741
guarantee that your accumulation value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the General Account.

Flexibility/Allocation of Premiums -- You may allocate your net premiums among up to 10 of the variable subaccounts and to the General Account in any combination of whole percentages. You indicate your initial allocation in the policy application. Thereafter, you may transfer accumulation values and reallocate future premiums.

Transfers -- We allow transfers of accumulation values among the subaccounts of VAR and to the General Account at any time. Transfers from the General Account to the subaccounts of VAR are subject to certain restrictions and allocation of substantial sums to the General Account reduces the flexibility of the policy.

Tax Benefits -- All death benefits paid under the policy will generally be excludable from the beneficiary's gross income for federal income tax purposes. Under current federal tax law, as long as the policy qualifies as a "life insurance policy", any increases in accumulation value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance.

POLICY RISKS

Investment Performance -- If you allocate your net premium to the subaccounts that invest in the portfolios, you will be subject to the risk that the investment performance will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the accumulation value will decrease. You are also subject to the risk that the portfolio you select will have less favorable performance than other portfolios. You may have to pay additional premiums to keep the policy in force. It is possible to lose money by purchasing this policy.

Termination or Lapse -- If the accumulation value in your policy is not enough to pay the monthly charges associated with your policy, your policy will enter a 61 day grace period. We will notify you during the grace period that your policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient premium payment. The premium payment necessary to keep a policy from lapsing at the end of the grace period may be substantially more than your planned premium. A lapsed policy may be reinstated, subject to certain restrictions.

Liquidity Risk -- Access to the value in your policy through loans, or surrenders is subject to certain restrictions. Due to the deduction of policy fees and expenses, and due to the charge imposed on surrenders, not all of your policy value is immediately available. In addition, amounts allocated to the General Account are subject to restrictions on the amount that may be transferred to the subaccounts.

Because of the limited liquidity and the substantial nature of the surrender charge in the early years of your policy (and following any increase in stated amount), the policy is not a suitable short-term investment.

Impact of Loans -- A policy loan, whether or not repaid, will affect the accumulation value over time because we subtract the amount of the policy loan from the subaccounts and or the General Account as collateral, and this loan collateral does not participate in the investment performance of the subaccounts or receive any higher interest rate credited to the General Account.

We reduce the amount we pay to the beneficiary upon the insured's death by any outstanding policy debt. Your policy may lapse (terminate without value) if policy debt plus any unearned loan interest reduces your net surrender value to zero.

If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

FORM 5741

Adverse Tax Consequences -- Under certain circumstances (usually if your premium payments in the first seven policy years or less exceed specified limits established by the Internal Revenue Service), your policy may become a "modified endowment contract" (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1/2 may be subject to a 10% penalty tax. In addition, currently favorable tax laws may change.

Regarding Preferred Loans, it is possible that the Internal Revenue Service could deem Preferred Loans as distributions from the policy, thereby subjecting the loan amount to possible tax and penalties.

Termination of the Death Benefit Guarantee -- Your policy makes available a death benefit guarantee period during which the policy will not lapse despite negative investment performance, provided you pay the minimum premium. Even if you have a death benefit guarantee, you must monitor the investment performance of the policy as you near the end of your death benefit guarantee period. It is possible for your policy to technically be in lapse, but be maintained by the death benefit guarantee. If this is the case, at the end of the death benefit guarantee period, your policy will lapse, subject to the 61 day grace period, during which time it will be necessary to make additional premium payments to maintain the policy. See the additional risks listed above for the impact of a lapsed policy.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each portfolio may be found in the respective portfolio's prospectus. Please refer to each portfolio's prospectus and read it carefully for more information before investing. Copies of each Portfolios prospectus can be obtained by contacting Ohio National at 1-800-366-6654 or by writing Ohio National at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and available on their website located at www.sec.gov. There is no assurance that any of the portfolios will achieve its stated investment objective.

FORM 5741

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy or transfer the cash value between investment options.

TRANSACTION FEES

               CHARGE                         WHEN CHARGE IS DEDUCTED                    AMOUNT DEDUCTED
               ------                         -----------------------                    ---------------
Premium Expense Charge (Distribution   Deducted from Premiums upon receipt    4.0% of premiums. 4.5% of premiums
Charge)                                for the first 20 years.                for Pennsylvania policies.
-------------------------------------------------------------------------------------------------------------------
State Premium Taxes                    Deducted from Premiums upon receipt.   Variable depending on state of policy
                                                                              issue. Between 0% and 4%.
-------------------------------------------------------------------------------------------------------------------
Surrender Fees                         Deducted from the Accumulation Value   Maximum Surrender Charge
                                       during the first 25 policy years, in
                                       the event of a full surrender,         $60.00 per $1000 of stated amount if
                                       partial surrender and decreases in     surrendered in the first year of the
                                       stated amount. The charge also         Policy. Maximum surrender charge is
                                       applies for 25 years following an      generated by various combinations of
                                       increase in the stated amount, but     ages and classes of insureds.
                                       only for the amount of the increase.
                                                                              Minimum Surrender Charge

                                                                              $13.79 per $1000 of stated amount.
                                                                              Minimum surrender charge is for two
                                                                              18 year old, female, nonsmokers if
                                                                              surrendered in the first year of the
                                                                              Policy.
-------------------------------------------------------------------------------------------------------------------
Surrender Charge for a 65 year old     Upon the surrender of the policy in    $2,379.00
male, non-tobacco user, in the         the first year.(1)
standard risk class, and a 65 year
old female, non-tobacco user, in the
standard risk class, with death
benefit option A and $500,000 face
amount.(1)
-------------------------------------------------------------------------------------------------------------------
Transfer Fees                          Upon the transfer of values from one   Maximum charge per transfer is $15.00
                                       portfolio to another or to the         Currently $3.00 per transfer, with
                                       General Account or from the General    the first 4 transfers during any
                                       account to a variable portfolio.       given policy year free.
-------------------------------------------------------------------------------------------------------------------
Illustration Charge                    Upon your request for a Policy         $100
                                       illustration after issue
-------------------------------------------------------------------------------------------------------------------
Reinstatement Fee                      Upon reinstatement of policy within 5  Monthly cost of insurance from the
                                       years                                  grace period, plus 2 months policy
                                                                              charges.
-------------------------------------------------------------------------------------------------------------------
Administrative Fees                    Upon partial surrender                 the lesser of $25 and 2% of the
                                                                              amount surrendered.
-------------------------------------------------------------------------------------------------------------------

(1) These characteristics describe representative purchasers. Please note that the charges will vary based upon your ages, genders and risk classes. Surrender charges specific to your policy can be obtained by calling Ohio National at 1-800-366-6654.

FORM 5741

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


               CHARGE                         WHEN CHARGE IS DEDUCTED                    AMOUNT DEDUCTED
               ------                         -----------------------                    ---------------
Cost of Insurance                      Deducted monthly from the              Determined by age, gender and rate
                                       accumulation value in proportion to    class with the maximums not exceeding
                                       allocations to the portfolios and the  charges posted in the 1980
                                       General Account.                       Commissioner's Standard Ordinary
                                                                              Mortality tables. *
-------------------------------------------------------------------------------------------------------------------
Minimum and Maximum                                                           Minimum $.00008 per $1000 of stated
The minimum cost of insurance charge                                          amount for both insureds.
is for two females, age 18 super                                              Maximum $83.33 per $1000 of stated
preferred nonsmokers. The maximum                                             amount for both insureds.
cost of insurance charge if for two
males, age 99 smokers.
-------------------------------------------------------------------------------------------------------------------
Charge for a 65 year old male, non-                                           $.02 per $1,000 of stated amount.
tobacco user, in the standard risk
class and a 65 year old female,
non-tobacco user in the standard risk
class, with death benefit option A
and a $500,000 stated amount in the
first policy year.(1)
-------------------------------------------------------------------------------------------------------------------
Maintenance Fee                        Deducted monthly from the              $10.00 per month.
                                       Accumulation Value in proportion to
                                       allocations to the Portfolios and the
                                       General Account.
-------------------------------------------------------------------------------------------------------------------
Unit Load                              Deducted monthly from the              Charge is based on the issue age of
                                       Accumulation Value.                    the younger insured and is
                                                                                  Age                         Amount
                                                                                  18-35                        $0.033
                                                                                  36-74                        $0.035
                                                                                  75 and up              $0.050
-------------------------------------------------------------------------------------------------------------------
Risk Charge                            Deducted daily from the assets in the  A charge equal to an annual rate of
                                       portfolios in proportion to            0.75% of the accumulation value in
                                       allocations to the portfolios.         the portfolios but not in the General
                                                                              Account.
-------------------------------------------------------------------------------------------------------------------
Death Benefit Guarantee Option         Deducted monthly from the              $0.03 per $1000 of Stated amount for
                                       accumulation value in proportion to    the guarantee to maturity.
                                       the allocations to the Portfolios and
                                       the General Account.
-------------------------------------------------------------------------------------------------------------------


* The tables are adopted by various Departments of Insurance to determine amounts necessary to calculate cash values and Policy reserves.

(1) These characteristics describe representative purchases. Please note that the charges will vary based upon your ages, genders and risk classes. Surrender charges specific to your policy can be obtained by calling Ohio National at 1-800-366-6654.

The next table describes the portfolio fees and expenses that you will pay periodically during the time you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

FORM 5741

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


                                                           MINIMUM                                MAXIMUM
                                                           -------                                -------
Management Fees                                             0.28%                                  1.00%
------------------------------------------------------------------------------------------------------------------------
Distribution or Service (12b-1) Fees                        NONE                                   0.25%
------------------------------------------------------------------------------------------------------------------------
Other Expenses                                              0.16%                                  2.67%
------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                   0.44%                                  3.92%
------------------------------------------------------------------------------------------------------------------------


The table above shows the maximum and minimum fees charged for all the portfolios. The table below shows the fees and expenses deducted for each portfolio, including the effect of voluntary waivers and reimbursements.

RIDER EXPENSES

The following chart shows the available optional insurance riders to your Policy. For more information regarding the riders, please consult your agent or your Policy.

RIDER DESCRIPTION                                  WHEN DEDUCTED                             CHARGE
-----------------                                  -------------                             ------
Joint Term Life Rider -- Provides for  Monthly                                Maximum charge is $83.33 per $1,000
  the purchase of additional                                                  of stated amount. (1)
  second-to-die term insurance as
  part of your Policy
and                                                                           Minimum charge is $0.06 per $1,000 of
                                                                              stated amount. (2)
Double Coverage Rider -- Provides for
  payment of double the death benefit
  if both the insureds die within the
  first four policy years
Representative customer is a male,                                            Charge for a Representative purchaser
  age 45, non-smoker class                                                    is $0.24 per $1,000 of stated amount.
-------------------------------------------------------------------------------------------------------------------
Single Term Life Rider -- Allows you   Monthly                                Maximum Charge is $83.33 per $1,000
  to purchase additional term life                                            of stated amount. (3)
  insurance on one of the insureds
                                                                              Minimum charge is $0.05 per $1,000 of
                                                                              stated amount. (4)
Representative purchaser is a male,                                           Charge for a Representative purchaser
  age 65, non-tobacco user in the                                             is $0.76 per $1,000 of stated amount.
  standard class purchasing a
  $100,000 term policy
-------------------------------------------------------------------------------------------------------------------
Family Split Option Rider -- Enables   Monthly                                Charge is $0.005 per $1,000 of stated
  you to divide the policy into two                                           amount.
  individual policies in the event of
  divorce or tax law changes
-------------------------------------------------------------------------------------------------------------------
Business Split Option                  Monthly                                No Charge
  Rider -- Enables you to divide the
  policy into two individual policies
  in the event of tax law changes
-------------------------------------------------------------------------------------------------------------------
Continuation of Coverage Rider --      Monthly                                Maximum charge is $0.90 per $1,000 of
  Provides for payment of full death                                          stated amount. (5)
  benefit past maturity date
                                                                              Minimum charge is $0.009 per $1,000
                                                                              of stated amount. (6)
Representative purchaser is a male,                                           Charge for a Representative purchaser
  age 65, non-smoker                                                          is $0.15 per $1,000 of stated amount.
-------------------------------------------------------------------------------------------------------------------

FORM 5741

RIDER DESCRIPTION                                  WHEN DEDUCTED                             CHARGE
-----------------                                  -------------                             ------
Accidental Death Benefit -- Provides   Monthly                                Maximum charge is $0.29 per $1,000 of
  additional death benefit if                                                 stated amount. (7)
  insured's sole cause of death is
  accident
                                                                              Minimum charge is $0.05 per $1,000 of
                                                                              stated amount. (8)
Representative purchaser is a male,                                           Charge for a Representative purchaser
  age 45, non-smoker class.                                                   is $.077 per $1,000 of stated amount.
-------------------------------------------------------------------------------------------------------------------
Lifetime Advantage -- Allows for up                                           No Charge, although any outstanding
  to one half of the death benefit                                            Policy loans are repaid pro rata to
  (up to $250,000) to be paid in                                              the amount advanced compared to the
  advance of the death of the insured                                         death benefit
  in the event of terminal illness
-------------------------------------------------------------------------------------------------------------------
Guaranteed Purchase Option Provides    Monthly                                Maximum Charge is $0.19 per $1,000 of
  the right to purchase chosen amount                                         stated amount. (9)
  of insurance coverage at certain
  dates without evidence of
  insurability
                                                                              Minimum charge is $0.00 per $1,000 of
                                                                              stated amount. (10)
The representative purchaser is a 25                                          Charge for a Representative purchaser
  year old                                                                    is $0.10 per $1,000 of stated amount.
-------------------------------------------------------------------------------------------------------------------
Waiver of Premium for Total            Monthly                                Maximum Charge is $0.10 per $1.00 of
  Disability -- Credits a stipulated                                          stipulated premium. (11)
  premium to the policy if the
  designated insured becomes totally
  disabled
                                                                              Minimum charge is $0.01 per $1.00 of
                                                                              stipulated premium. (12)
Representative purchaser is a male,                                           Charge for a Representative purchaser
  age 45, non-smoker                                                          is $0.02 per $1.00 of stipulated
                                                                              premium.
-------------------------------------------------------------------------------------------------------------------
Waiver of Premium at First Death -     Monthly                                Maximum Charge is $2.12 per $1.00 of
  Credits a stipulated premium to the                                         stipulated premium. (13)
  policy upon the death of the first
  insured to die
                                                                              Minimum charge is $0.001 per $1.00 of
                                                                              stipulated premium. (14)
Representative purchasers are a male,                                         Charge for Representative purchasers
  age 65, non-smoker and a female,                                            is $0.04 per $1.00 of stipulated
  age 65, non-smoker                                                          premium.
-------------------------------------------------------------------------------------------------------------------

 (1) Maximum charge is for a male, age 80, attained age 99, smoker class.

 (2) Minimum charge is for a female, age 18, preferred non-smoker class.

 (3) Maximum charge is for a male, age 99, smoker class.

 (4) Minimum charge is for a female, age 0, standard class.

 (5) Maximum charge is for a female, age 80, preferred non-smoker.

 (6) Minimum charge is for a male, age 18, smoker class.

 (7) Maximum charge is for a male, age 69, Table D rated class.

 (8) Minimum charge is for a female, age 0.

 (9) Maximum charge is for a 39 year old insured.

(10) Minimum charge is for a 0 year old insured.

(11) Maximum charge is for a male, age 59, smoker, Table D rated.

FORM 5741

(12) Minimum charge is for a female, age 18, non-smoker.

(13) Maximum charge is for two males, both age 70, smokers, Table D rated.

(14) Minimum charge is for two females, both age 18, super-preferred non-smokers.

FORM 5741

                   GENERAL DESCRIPTION OF OHIO NATIONAL LIFE

OHIO NATIONAL LIFE ASSURANCE CORPORATION

We were established on June 26, 1979 under the laws of Ohio to facilitate the issuance of certain insurance policies that do not share in our investment performance. We are a wholly-owned stock subsidiary of Ohio National Life. We are licensed to sell life insurance in 47 states, the District of Columbia and Puerto Rico. Our address is One Financial Way, Cincinnati, Ohio 45242. We are obligated to pay amounts promised to our Policyholders, however, amounts in the separate account are subject to market risk.

THE OHIO NATIONAL LIFE INSURANCE COMPANY ("OHIO NATIONAL LIFE")


Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company. Ohio National is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc. a holding company. It writes life insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $12 billion and equity in excess of $1 billion. Ohio National Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions, although it is under no legal obligation to do so and its assets do not support the benefits provided under your policy.


OHIO NATIONAL VARIABLE ACCOUNT R ("VAR")

We established VAR on May 6, 1985 pursuant to the insurance laws of the State of Ohio. VAR is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law, VAR's assets are held exclusively for the benefit of policyholders and persons entitled to payments under the policy. VAR's assets are not chargeable with liabilities arising out of our other business.

We keep VAR's assets physically segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAR's subaccounts.

VAR has subaccounts corresponding to each of the Funds listed in this prospectus. VAR may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.

                                 THE PORTFOLIOS

The operations of each portfolio, its investment adviser and its investment objectives and policies are described in the fund prospectus which should accompany this product prospectus. Net premiums under the policy may be allocated to the subaccounts of VAR which invest exclusively in portfolio shares. Accordingly, the accumulation values you allocate to the subaccounts will vary with the investment performance of the portfolios.

The value of each Fund's investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning each Fund, including their investment objectives, performance and charges, see the fund prospectuses. Copies of the fund prospectuses can be obtained from your agent or representative or by contacting us at 1-800-366-6654 or by writing us at Ohio National, One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the internet at www.sec.gov. Read the prospectuses carefully before investing.

FORM 5741

Listed below are all of the portfolios available in your policy, its adviser and subadviser (if applicable) and investment objective:


   FUND AND PORTFOLIO NAME           ADVISER OR (SUBADVISER)             INVESTMENT OBJECTIVE
   -----------------------           -----------------------             --------------------
OHIO NATIONAL FUND
Equity Portfolio                  (Legg Mason Funds Management,     Long Term Growth Of Capital
                                  Inc.)*
Money Market Portfolio            Ohio National Investments,        Preservation Of Capital
                                  Inc.
Bond Portfolio                    Ohio National Investments,        High Level Of Income And
                                  Inc.                              Preservation Of Capital
Omni Portfolio                    (Suffolk Capital Management,      Long Term Total Return And
                                  LLC)*                             Preservation Of Capital
International Portfolio           (Federated Global Investment      Total Return
                                  Management Corp.)*
International Small Company       (Federated Global Investment      Long Term Growth Of Capital
Portfolio                         Management Corp.)*
Capital Appreciation Portfolio    (Jennison Associates, LLC)*       Long-Term Growth Of Capital
Discovery Portfolio               (Founders Asset Management        Maximum Capital Growth
                                  LLC)*
Aggressive Growth Portfolio       (Janus Capital Corporation)*      Long-Term Capital Growth
Small Cap Growth Portfolio        (UBS Global Asset Management      Long-Term Capital Appreciation
                                  (Americas) Inc.)*
Mid Cap Opportunity Portfolio     (RS Investment Management,        Long-Term Total Return
                                  L.P.)*
Capital Growth Portfolio          (Eagle Asset Management,          Capital Appreciation
                                  Inc.)*
S&P 500 Index Portfolio           Ohio National Investments,        Total Return Approximating The
                                  Inc.                              Standard & Poor's 500 Index
High Income Bond Portfolio        (Federated Investment             High Current Income
                                  Management Company)*
Blue Chip Portfolio               (Federated Equity Management      Growth Of Capital And Income
                                  Company of Pennsylvania)*
Nasdaq-100(R) Index Portfolio     Ohio National Investments,        Long Term Growth Of Capital
                                  Inc.
Bristol Portfolio                 (Suffolk Capital Management,      Long-Term Growth Of Capital
                                  LLC)*
Bryton Growth Portfolio           (Suffolk Capital Management,      Long-Term Growth Of Capital
                                  LLC)*

CALVERT VARIABLE SERIES, INC.
Social Equity Portfolio           (Atlanta Capital Management,      Growth of Capital
                                  LLC)**

DREYFUS VARIABLE INVESTMENT
FUND (SERVICE SHARES)
Appreciation Portfolio            (Fayez Sarofirm & Co.)***         Long Term Capital Growth
                                                                    consistent with capital
                                                                    preservation



  * Subadviser to Ohio National Investments, Inc.



 ** Subadviser to Calvert Asset Management Company, Inc.



*** Subadviser to the Dreyfus Company.


FORM 5741

   FUND AND PORTFOLIO NAME           ADVISER OR (SUBADVISER)             INVESTMENT OBJECTIVE
   -----------------------           -----------------------             --------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS FUND/SERVICE CLASS 2
VIP Contrafund(R) Portfolio       Fidelity Management & Research    Long Term Capital Appreciation
                                  Company
VIP Mid Cap Portfolio             Fidelity Management & Research    Long Term Growth Of Capital
                                  Company
VIP Growth Portfolio              Fidelity Management & Research    Capital Appreciation
                                  Company
VIP Equity-Income Portfolio       Fidelity Management & Research    Reasonable Income
                                  Company

GOLDMAN SACHS VARIABLE
INSURANCE TRUST
Goldman Sachs Growth and          Goldman Sachs Asset Management    Long Term Growth Of Capital
Income Fund                       L. P.                             And Growth Of Income
Goldman Sachs CORE(SM) U.S.       Goldman Sachs Asset Management    Long-Term Growth Of Capital
Equity Fund                       L. P.                             And Dividend Income
Goldman Sachs Capital Growth      Goldman Sachs Asset Management    Long-Term Growth Of Capital
Fund                              L. P.
J.P. MORGAN SERIES TRUST II
JPMorgan Mid Cap Value            Robert Fleming, Inc.              Growth From Capital
Portfolio                                                           Appreciation
JPMorgan Small Company            J.P. Morgan Investment            High Total Return
Portfolio                         Management, Inc.
JANUS ASPEN SERIES (SERIES
SHARES)
International Growth Portfolio    Janus Capital Management LLC      Long-Term Growth Of Capital
Growth Portfolio                  Janus Capital Management LLC      Long-Term Growth Of Capital In
                                                                    A Manner Consistent With
                                                                    Preservation Of Capital
Worldwide Growth Portfolio        Janus Capital Management LLC      Long Term Growth Of Capital In
                                                                    A Manner Consistent With The
                                                                    Preservation Of Capital
Balanced Portfolio                Janus Capital Management LLC      Long-Term Growth Of Capital In
                                                                    A Manner Consistent With The
                                                                    Preservation Of Capital
LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Small Cap       Lazard Asset Management LLC       Long Term Capital Appreciation
Portfolio
Lazard Retirement Emerging        Lazard Asset Management LLC       Long Term Capital Appreciation
Markets Portfolio

FORM 5741

   FUND AND PORTFOLIO NAME           ADVISER OR (SUBADVISER)             INVESTMENT OBJECTIVE
   -----------------------           -----------------------             --------------------
MFS(R) VARIABLE INSURANCE
TRUST(SM)
(Service Class)
MFS New Discovery Series          Massachusetts Financial           Capital Appreciation
                                  Services Company
MFS Investors Growth Stock        Massachusetts Financial           Long Term Growth Of Capital
Series                            Services Company                  and Future Income
MFS Mid Cap Growth Series         Massachusetts Financial           Long Term Growth Of Capital
                                  Services Company
MFS Total Return Series           Massachusetts Financial           Above Average Income
                                  Services Company                  Consistent With The Prudent
                                                                    Employment Of Capital And
                                                                    Secondarily To Provide A
                                                                    Reasonable Opportunity For
                                                                    Growth Of Capital And Income.
PIMCO VARIABLE INSURANCE TRUST
(ADMINISTRATIVE SHARES)
Real Return Portfolio             Pacific Investment Management     Maximum real return
                                  Company LLC
Total Return Portfolio            Pacific Investment Management     Maximum total return
                                  Company LLC
Global Bond Portfolio             Pacific Investment Management     Maximum current income
                                  Company LLC
THE PRUDENTIAL SERIES FUND,
INC.
Jennison Portfolio                Jennison Associates LLC           Long Term Growth Of Capital
Jennison 20/20 Focus Portfolio    Jennison Associates LLC           Long Term Growth Of Capital
ROYCE CAPITAL FUND
Royce Small-Cap Portfolio         Royce & Associates, L.L.C.        Long Term Growth Of Capital
Royce Micro-Cap Portfolio         Royce & Associates, L.L.C.        Long Term Growth Of Capital

UBS SERIES TRUST
Tactical Allocation Portfolio     UBS Global Asset Management       Total Return, Consisting Of
                                  (U.S.) Inc.                       Long Term Capital Appreciation
                                                                    And Current Income.
VAN KAMPEN UNIVERSAL
INSTITUTIONAL FUNDS (CLASS II)
U.S. Real Estate Portfolio        Van Kampen                        Current income and long term
                                                                    capital preservation
Core Plus Fixed Income            Van Kampen                        Current income and
Portfolio                                                           preservation of capital


                              THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and not subject to the Securities and Exchange Commission's regulatory oversight.

GENERAL DESCRIPTION

The General Account consists of all assets we own other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of

FORM 5741
the General Account. You may elect to allocate net premiums to the General Account or to transfer accumulation value to the General Account from the subaccounts of the variable account. The allocation or transfer of funds to the General Account does not entitle a policyholder to share in the investment experience of the General Account. Instead, we guarantee that your accumulation value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the General Account and make no transfers, partial surrenders, or policy loans, the minimum amount and duration of your death benefit will be determinable and guaranteed. Transfers from the General Account to VAR are partially restricted and allocation of substantial sums to the General Account reduces the flexibility of the policy.

ACCUMULATION VALUE

The accumulation value in the General Account on the later of the issue date or the day we receive your initial premium is equal to the portion of the net premium allocated to the General Account, minus a pro rata portion of the first monthly deduction.

Thereafter, until the maturity date, we guarantee that the accumulation value in the General Account will not be less than the amount of the net premiums allocated or accumulation value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the general account and any amounts deducted from the General Account in connection with partial surrenders and loans and interest thereon or transfers to VAR or the loan collateral account.

We guarantee that interest credited to your accumulation value in the general account will not be less than an effective annual rate of 4% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The policyholder assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The accumulation value in the General Account will be calculated on each valuation date.

VOTING RIGHTS

We will vote the Fund shares held in the various subaccounts of VAR at Fund shareholder meetings in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your policy's accumulation value in a subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the Fund meeting. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. We will vote Fund shares attributable to policies as to which no instructions are received, and any Fund shares held by VAR which are not attributable to policies, in proportion to the voting instructions which are received with respect to policies participating in VAR. Each person having a voting interest will receive proxy material, reports and other material relating to the Funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory policy of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a policyholder in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of VAR or would result in the purchase of securities for VAR which vary from the

FORM 5741
general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

                                    CHARGES

We make charges against or deductions from premium payments, accumulation values and policy surrenders in the manner described below.

PREMIUM EXPENSE CHARGE

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to your current premium allocation choices. The premium expense charge has two components:

Distribution Charge. The policy is subject to a charge of 4.0% (4.5% for Pennsylvania Policies) of premiums paid in the first 20 years. This charge is intended to help defray the costs attributable to this policy including distribution, printing and advertising.

State Premium Tax. Your premium payments will be subject to the state premium tax and any other state or local taxes applicable to your policy. Currently, most state premium taxes range from 0% to 4%.

MONTHLY DEDUCTION

As of the policy date and each subsequent process day, we will deduct from the accumulation value of your policy and in proportion to the values in your various subaccounts and the General Account, a monthly deduction to cover certain charges and expenses incurred in connection with the policy.

The monthly deduction consists of:

     - the cost of insurance,

     - a maintenance fee of $10 for the cost of establishing and maintaining policy records and processing applications and notices,

     - a risk charge for the risk associated with the death benefit guarantee ($0.00 or $0.03 per thousand of stated amount depending on the period you choose), and

     - the cost of additional insurance benefits provided by rider.

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial stated amount and each subsequent increase in the stated amount. The monthly cost of insurance rate is based on your sexes, attained ages, and rate classes. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

 (i) is the cost of insurance rate as described in the policy. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the policy. Such rates for smokers and non-smokers are based on the 1980 Commissioner's Standard Ordinary, Male or Female, Smoker or Nonsmoker, age near birthday mortality table. The cost of insurance charge is guaranteed not to exceed such table rates for the insured's risk class;

 (ii) is the death benefit at the beginning of the policy month divided by 1.0032737(the monthly equivalent of the guaranteed rate in the General Account); and

(iii) is accumulation value at the beginning of the policy month.

In connection with certain employer-related plans, cost of insurance rates may not be based on sex.

FORM 5741

The monthly charge per $1,000 of stated amount is based on the age of the younger insured. It is:

ISSUE AGE OF THE   LOAD PER $1,000 OF
 YOUNGER INSURED     STATED AMOUNT
-----------------  ------------------
      18-35              $0.033
      36-74              $0.035
       75+               $0.050

Not all of the value of your premium payments are allocated to your accumulation value. In addition to the deduction of charges, investment performance will impact the amount you pay for certain charges. Not paying premiums may result in reduced accumulation value, thereby affecting the charges assessed to your Policy.

RISK CHARGE

Your accumulation value in VAR, but not your accumulation value in the General Account, will also be subject to a risk charge, deducted in proportion to the values in your various subaccounts, intended to compensate us for assuming certain mortality and expense risks in connection with the policy. Such charge will be assessed daily at an annual rate of 0.75%. The risks we assume include the risks of greater than anticipated mortality and expenses.

SURRENDER CHARGE

After the free look period and during the first 25 years of your policy and following any increase in stated amount, a surrender charge is assessed in connection with all complete surrenders, all lapses, all decreases in stated amount and certain partial surrenders. Surrender charges vary depending on your ages, sexes, underwriting classifications and the length of time you have held your policy. See the Specifications pages of your policy for more detailed information.

If you surrender your policy in full or it lapses when a surrender charge applies, we will deduct the total charge from your accumulation value. If you decrease the stated amount of your policy while a surrender charge applies, your accumulation value will be charged with the portion of the total surrender charge attributable to the stated amount cancelled by the decrease.

Partial surrenders in any policy year totaling 10% or less of the cash surrender value of your policy as of the end of the previous policy year are not subject to any surrender charge. Partial surrenders in any policy year in excess of 10% of the cash surrender value of your policy as of the end of the previous policy year will be subject to that percentage of the total surrender charges that is equal to the percentage of cash surrender value withdrawn minus 10%.

For example, assume a policy which now has, and at the end of the previous policy year had, an accumulation value of $11,100 and a surrender charge of $1,100. The cash surrender value of the policy is therefore $10,000. If you decide to withdraw 25% of such cash surrender value ($2,500), we will impose a charge equal to 15% (25% minus 10%) of the total surrender charge (.15 x $1,100 = $165) and reduce your accumulation value by that amount, as well as by the $2,500 you withdrew.

SERVICE CHARGES

A charge (currently $3 and guaranteed not to exceed $15) will be imposed on each transfer of accumulation values among the subaccounts of the variable account and the General Account. Currently, the Company is not assessing this charge on the first four transfers made in any policy year. For partial surrenders, an administrative fee will be charged equal to the lesser of $25 or 2% of the amount surrendered. A fee, not to exceed $100, is charged for any illustration of benefits and values that you may request after the issue date.

FORM 5741

OTHER CHARGES

We may also charge the assets of each portfolio and the General Account to provide for any taxes that may become payable by us in respect of such assets. Under current law, no such taxes are anticipated. In addition, the Funds pay certain fees and expenses from Fund assets. These fees and expenses are reflected in your unit values. The principal expenses at the Fund level are an investment advisory fee and Fund operating expenses. The Funds pay their Advisers annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid. The charges are detailed in the Funds' prospectus.

                       GENERAL DESCRIPTION OF THE POLICY

OWNERSHIP RIGHTS

The Policy belongs to the persons named in the application, unless later changed. The Policyholders are the insureds unless the application specifies different people as the insureds or the Policyholders are changed thereafter. While the insureds are living, the Policyholders may exercise all of the rights and options granted in the Policy, with the consent of any irrevocable beneficiary and subject to the terms of any assignment of the Policy. Your principal rights as Policyholders are as follows:

     - to appoint or change beneficiaries;

     - to receive amounts payable before the death of the insured;

     - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

     - to change the Policyholder of this Policy; and

     - to change the face amount of this Policy.

No appointment or change in appointment of a Policyholder will take effect unless we receive written request thereof. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received.

ALLOCATION OF PREMIUMS

In the contract application, you may direct the allocation of your net premium payments among up to 10 of the subaccounts of VAR and the General Account. Your initial allocation will take effect on the first process day following the issue date or, if later, when we receive your initial premium payment. Pending such allocation, net premiums will be held in the Money Market subaccount. If you fail to indicate an allocation in your contract application, we will leave your net premiums in the Money Market subaccount until we receive allocation instructions. The amount allocated to any subaccount or the General Account must equal a whole percentage. You may change the allocation of your future net premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the subaccounts and the General Account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

TRANSFERS

You may transfer the accumulation value of your contract among the subaccounts of VAR and to the General Account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire accumulation value of the subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a service charge of $3 for each transfer, but we are presently waiving that charge for the first four transfers during a contract year. Such fee is guaranteed not to exceed $15 in the future.

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Transfers from the General Account to the subaccounts are subject to additional restrictions. No more than 25% of the accumulation value in the General Account as of the end of the previous contract year, or $1,000, if greater, may be transferred to one or more of the subaccounts in any contract year.

To the extent that transfers, surrenders and loans from a subaccount exceed net purchase payments and transfers into that subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio's securities on short notice could be detrimental to that portfolio and to policyholders with values allocated to the corresponding subaccount. To protect the interests of all policyholders we may limit the number, frequency, method or amount of transfers. Transfers from any Fund on any one day may be limited to 1% of the previous day's total net assets of that Fund if we or the Fund, in our or their discretion, believe that the Fund might otherwise be damaged.

If and when transfers must be so limited, some transfer requests will not be made. In determining which requests will be made, scheduled transfers will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. If your transfer requests are not made, we will notify you first by telephone, then in writing if we are unable to contact you by telephone. Current rules of the Commission preclude us from processing at a later date those requests that were not made. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not made because of these limitations.

CONVERSION

Once during the first two years following the issue date and the date of any increase in stated amount, you may convert your contract or increase, as applicable, to a fixed benefit last survivor flexible premium policy by transferring all of your accumulation value to the General Account. After such a transfer, values and death benefits under your policy will be determinable and guaranteed. Accumulation values will be determined as of the date we receive a conversion request at our Home Office. There will be no change in stated amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your policy. Transfers of accumulation value to the General Account in connection with such a conversion will be made without charge.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or secretary. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

     - to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency) to which we are subject;

     - to assure continued qualification of the Policy as a life insurance contract under the Internal Revenue Code or other Federal or state laws relating to variable life policies;

     - to reflect a change in the operation of the Variable Account; or

     - to provide additional subaccount and/or Guaranteed Account options.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of any governmental agency to which we are subject, we reserve the right to amend the provision to conform to these laws.

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FREE LOOK PERIOD

You have the right to examine and cancel your Policy by returning the Policy to us (or to the agent who sold it) on or before 20 days after you receive the Policy. There may be longer periods in some jurisdictions. See the "Free Look" provision of your Policy. If you decide to cancel the Policy during the Free look period, we will treat the Policy as if we never issued it. We will refund monies owed within 7 days after we receive the returned Policy at our Home Office. Because initial premium payments are held in the Money Market Portfolio during the first month, there is generally little or no market fluctuation. However, if there is a free look after the first policy month, whether you receive the market value or premiums paid depend upon your states laws. Those states requiring return of cash value subject policyholders to the market risk.

If you live in a state that requires us to return a full refund of premium, we will refund the greater of:

     - your entire payment; or

     - the Policy Value plus deductions under the Policy for taxes, charges or fees. (Surrender charges will not be assessed.)

If you live in a state that requires us to return Policy Value, we will refund:

        - your Policy Value as of the date we receive the returned Policy, plus

        - any deductions under the Policy for taxes, charges or fees. (Surrender charges will not be assessed).

We may postpone payment of the refund under certain conditions. For example, we may delay refund of any payment you made by check until the check has cleared your bank.

FREE LOOK FOR INCREASES IN FACE AMOUNT

Similarly, after an increase in face amount, we will mail or deliver to you a free look notice for the increase. You will have the right to cancel the increase on or before 20 days after you receive the notice. If you cancel the increase, you will receive a credit to your Policy Value of the charges deducted for the increase.

STATE VARIATIONS

Any state variations in the Policy are described in a special policy form for use in that state. This prospectus provides a general description of the Policy. Your actual Policy and any endorsements and riders are the controlling documents. If you would like to receive a copy of your Policy and any of its endorsements and riders, contact our Home Office.

WITHHOLDING PAYMENT AFTER PREMIUM PAYMENT

We may withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

OTHER POLICIES

We offer other variable life insurance policies that may invest in the same portfolios of the Funds. We also offer a full line of traditional life insurance and fixed and variable annuity contracts through our affiliated company, The Ohio National Life Insurance Company. For more information about these policies or contracts, please contact us or your agent.

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                                    PREMIUMS

PURCHASING A POLICY

To purchase a Policy, you must submit a completed application to us through one of our licensed agents who is also a registered representative of a registered broker-dealer who has a selling arrangement with Ohio National Equities, Inc. ("ONEQ").

The minimum initial amount of insurance coverage (or face amount) is $100,000. The Policy will generally not be issued when both of the insureds are over 80. We may issue the policy when one insured is over 80, but not over 85.

An initial premium is required to purchase a policy. The initial premium is allocated to the Money Market Portfolio for the (policy month). In addition, you must pay a minimum premium to keep the death benefit guarantee in effect during the death benefit guarantee period. The death benefit guarantee is discussed in more detail in this prospectus. You must have paid, cumulatively, total premiums that equal or exceed the monthly minimum premium indicated on the policy specification page multiplied by the number of policy months the policy has been in effect. If you fail to meet this requirement, the death benefit guarantee is no longer in effect and may generally not be reinstated. The monthly minimum premium indicated on the specification page of your policy will remain a level amount until you reach the end of the death benefit guarantee period shown on the specification page. The cost of the guarantee will increase with any increase in the stated amount. You choose this period from among the available periods. Currently there are 2 different periods available: 5 years; or to maturity. Not all options are available in all states.

We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the policy, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law. Otherwise, the amount and timing of premium payments is left to your discretion.

To aid you in formulating your insurance plan under the policy, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. The planned premium will generally be an amount greater than your minimum premium and less than your guideline annual premium. You do not have to follow the planned premium, as it is only a planning device. Paying the planned premium does not guarantee that the policy will not lapse, unless the policy is within the guaranteed death benefit period.

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the Policy, while leaving sufficient Policy Value in the Policy to pay the monthly charges and deductions. You may be required to pay additional premiums to keep the Policy from lapsing. Anyone considering using the Policy as a source of tax-free income by taking out policy loans should consult a competent tax adviser before purchasing the Policy about the tax risks inherent in such a strategy.

LAPSE

Provided you pay the minimum premiums required to maintain the death benefit guarantee, your policy will not lapse during the death benefit guarantee period. If you fail to pay the minimum premiums, the death benefit guarantee expires. Without the death benefit guarantee, the policy will remain in force only as long as the cash surrender value, less any outstanding policy indebtedness, is sufficient to pay the next monthly deduction. When the cash surrender value will not pay the next monthly deduction, you will have a 61 day grace period in which to increase your cash surrender value by paying additional premiums. We will notify you in writing that your

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Policy has entered the 61 day grace period. If you do not pay sufficient additional premiums during the grace period, the policy will lapse and terminate without value.

REINSTATEMENT

Once a policy has lapsed, you may request reinstatement of the policy any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement premium are required for reinstatement. While we may reinstate your policy, we generally will not reinstate the death benefit guarantee. The cost of insurance will generally be higher for a reinstated policy.

REPLACING EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only if you determine that this Policy is better for you. You may have to pay a surrender charge on your existing insurance, and this Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If, for example, you surrender your existing policy for cash and then buy the Policy, you may have to pay Federal income tax, possibly including a 10% penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

APPLYING FOR A POLICY

After receiving a completed application from a prospective Policyholder, we will begin the underwriting process to decide the insurability of the proposed insureds. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We may require medical examinations and other information before deciding insurability. We will issue a Policy only after underwriting has been completed. We reserve the right to modify our minimum face amount and underwriting requirements at any time, and to reject an application for any reason permitted by law.

If a prospective Policyholder makes an initial payment of at least one minimum monthly payment, we will provide temporary insurance during underwriting. The temporary insurance will be the insurance applied for, up to a maximum of $1,000,000, depending on the age and underwriting class of the proposed insured. This coverage will continue for no more than 90 days from the date of the application and, if required, the completed medical exam. If death is by suicide during this coverage, we will return only the premium paid.

If you have made premium payments before we issue the Policy, but no temporary insurance is in effect because of the 90 day limit discussed above, we will allocate those premium payments to a non-interest bearing account. If the Policy is not issued and accepted, we will return premium payments to you without interest.

WHEN INSURANCE COVERAGE TAKES EFFECT

We will issue the Policy only if the underwriting process has been completed, the application has been approved, and the proposed insureds are alive and in the same condition of health as described in the application. Full insurance coverage under the Policy will take effect when the Policy has been issued and only if the minimum initial premium also has been paid. This is the Policy date that we use to measure monthly processing dates, Policy Years and Policy Anniversaries. We begin to deduct monthly charges from your Policy Value on the Policy date.

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ACCUMULATION UNIT VALUES

We use accumulation units as a measure of value for bookkeeping purposes. When you allocate net premiums to a subaccount, we credit your policy with accumulation units. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and monthly deductions, affect the number of accumulation units credited to your policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected subaccount. We determine the unit value of each subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the valuation date on which the premium payment or transaction request is received by us at our home office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each subaccount's units will reflect asset charges and the investment performance of the corresponding portfolio of the Funds.

The accumulation unit value of each subaccount's units initially was $10. The unit value of a subaccount on any valuation date is calculated by multiplying the subaccount unit value on the previous valuation date by its net investment factor for the current valuation period.

DETERMINATION OF VARIABLE ACCUMULATION VALUES

Your accumulation value in VAR may increase or decrease depending on the investment performance of the subaccounts you choose. There is no guaranteed minimum accumulation value in VAR.

The accumulation value of your policy will be calculated initially on the later of the issue date or when we first receive a premium payment. After that, it is calculated on each valuation date. Valuation dates are typically days when the New York Stock Exchange is open for unrestricted trading. On the initial valuation date, your accumulation value will equal the initial premium paid minus the premium expense charge and the first monthly deduction. On each subsequent valuation date, your accumulation value will be (1) plus any transactions referred to in (2), (3) and (4) and minus any transactions referred to in (5), (6) and (7) which occur during the current valuation period, where:

     (1) is the sum of each subaccount's accumulation value as of the previous valuation date multiplied by each subaccount's net investment factor for the current valuation period;

     (2) is net premiums allocated to VAR;

     (3) is transfers from the loan collateral account as a result of loan repayments and reallocations of accumulation value from the General Account;

     (4) is interest on policy indebtedness credited to the variable subaccounts;

     (5) is transfers to the loan collateral account in connection with policy loans and reallocations of accumulation value to the General Account;

     (6) is any partial surrender made (and any surrender charge imposed); and

     (7) is the monthly deduction.

NET INVESTMENT FACTOR

We use a net investment factor to measure investment performance of each subaccount and to determine changes in unit value from one valuation period to the next. The net investment factor for a valuation period is (a) divided by (b) minus (c) where:

     (a) is (i) the value of the assets of the subaccount at the end of the preceding valuation period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the subaccount during the valuation period for which the net investment factor is being determined, minus, (iii) any amount charged against the subaccount for taxes or any amount set aside during the valuation period by

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

         us to provide for taxes we determine are attributable to the operation or maintenance of that subaccount (currently there are no such taxes);

     (b) is the value of the assets of the subaccount at the end of the preceding valuation period; and

     (c) is a charge no greater than 0.75% on an annual basis for mortality and expense risks. This amount may be reduced, depending on your policy's cash value.

                        DEATH BENEFITS AND POLICY VALUES

As long as the policy remains in force we will, upon receipt of due proof of the second insured's death, pay the policy proceeds to the beneficiary. The policy pays no benefit upon the death of the first insured. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date.

Unless a settlement option is elected, the proceeds will be paid according to your beneficiary's selection from the settlement options listed in the policy. We offer both beneficiaries and policyholders a wide variety of settlement options listed in the policy. If no selection is made, the proceeds will be paid in a lump sum.

SETTLEMENT OPTIONS

In addition to a lump sum payment of benefits under the policy, any proceeds may be paid in any of the five methods described in your policy. The five settlement options are (i) Proceeds at interest (ii) Payment for a period of time (iii) Life Income (iv) Payment of Certain amount or (v) Joint and Survivor life income. For more details, contact your agent. A settlement option may be designated by notifying us in writing at our Home Office. Any amount left with us for payment under a settlement option will be transferred to the General Account. During the life of the insured, the policyholder may select a settlement option. If a settlement option has not been chosen at the insured's death, the beneficiary may choose one. If a beneficiary is changed, the settlement option selection will no longer be in effect unless the policyholder requests that it continue. A settlement option may be elected only if the amount of the proceeds is $5,000 or more. We can change the interval of payments if necessary to increase the payments to at least $25 each.

The policy provides for two death benefit plans: a level plan ("Plan A") and a variable plan ("Plan B"). Generally, you designate the death benefit plan in your policy application. Subject to certain restrictions, you may change the death benefit plan from time to time. As long as the policy remains in force, the death benefit under either plan will never be less than the stated amount of the policy.

PLAN A -- LEVEL BENEFIT

The death benefit is the greater of:

     - the policy's stated amount on the date of death of the second insured or

     - the death benefit determined by the corridor percentage test.

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The death benefit determined by the corridor percentage test equals the accumulation value of the policy on the date of death plus such accumulation value multiplied by the corridor percentage. The corridor percentage varies with attained age of the younger insured, as indicated in the following table:

 ATTAINED    CORRIDOR    ATTAINED    CORRIDOR    ATTAINED    CORRIDOR     ATTAINED     CORRIDOR
   AGE      PERCENTAGE     AGE      PERCENTAGE     AGE      PERCENTAGE      AGE       PERCENTAGE
 --------   ----------   --------   ----------   --------   ----------   ----------   ----------
40 & below     150%         52          71%          64         22%          91           4%
    41         143          53          64           65         20           92           3%
    42         136          54          57           66         19           93           2%
    43         129          55          50           67         18           94           1%
    44         122          56          46           68         17       95 & above       0%
    45         115          57          42           69         16
    46         109          58          38           70         15
    47         103          59          34           71         13
    48          97          60          30           72         11
    49          91          61          28           73          9
    50          85          62          26           74          7
    51          78          63          24        75-90          5

Illustration of Plan A. Assume that the younger insured's attained age at time of the second insured's death is 40 and that the stated amount of the policy is $100,000.

Under these circumstances, any time the accumulation value of the policy is less than $40,000.00; the death benefit will be the stated amount. However, any time the accumulation value exceeds $40,000.00, the death benefit will be greater than the policy's $100,000.00 stated amount due to the corridor percentage test. This is because the death benefit for an insured who dies at age 40 must be at least equal to the accumulation value plus 150% of the accumulation value. Consequently, each additional dollar added to accumulation value above $40,000.00 will increase the death benefit by $2.50. Similarly, to the extent accumulation value exceeds $40,000.00; each dollar taken out of accumulation value will reduce the death benefit by $2.50. If, for example, the accumulation value is reduced from $48,000.00 to $40,000.00, the death benefit will be reduced from $120,000.00 to $100,000.00. However, further reductions in the accumulation value below the $40,000.00 level will not affect the death benefit so long as the reductions are due to performance. Reductions due to surrenders, loans and partial surrenders do affect the death benefit.

In the foregoing example, the breakpoint of $40,000.00 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000.00 stated amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your policy, you may make the corresponding determination by dividing your stated amount by 100% plus the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount.

PLAN B -- VARIABLE BENEFIT

The death benefit is equal to the greater of:

     - the stated amount plus the accumulation value on the date of death of the second insured or

     - the death benefit determined by the corridor percentage as described above and using the foregoing table of corridor percentages.

Illustration of Plan B. Again assume that the younger insured's attained age at the time of the second insured's death is 40 and that the stated amount of the policy is $100,000.00.

Under these circumstances, a policy with accumulation value of $20,000.00 will have a death benefit of $120,000.00 ($100,000.00 + $20,000.00). An accumulation value of $60,000.00 will yield a death benefit of

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

$160,000.00 ($100,000.00 + $60,000.00). The death benefit under this illustration, however, must be at least equal to the accumulation value plus 150% of the policy's accumulation value. As a result, if the accumulation value of the policy exceeds $66,667.00, the death benefit will be greater than the stated amount plus accumulation value. Each additional dollar of accumulation value above $66,667.00 will increase the death benefit by $2.50. Under this illustration, a policy with an accumulation value of $80,000.00 will provide a death benefit of $200,000.00 ($80,000.00 + (150% (LOGO) $80,000.00)).

Similarly, to the extent that accumulation value exceeds $66,667.00, each dollar taken out of accumulation value reduces the death benefit by $2.50. If, for example, the accumulation value is reduced from $80,000.00 to $68,000.00, the death benefit will be reduced from $200,000.00 to $170,000.00.

In the foregoing example, the breakpoint of $66,667.00 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000.00 stated amount by 150% (the corridor percentage at age 40, as shown in the table above). For your policy, you may make the corresponding determination by dividing your stated amount by the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount plus your accumulation value.

CHANGE IN DEATH BENEFIT PLAN

Generally, after the first policy year, you may change your death benefit plan on any process day by sending us a written request. Changing death benefit plans from Plan B to Plan A will not require evidence of insurability. Changing death benefit plans from Plan A to Plan B may require evidence of insurability. The effective date of any such change will be the process day on or following the date of receipt of your request.

As a general rule, when you wish to have favorable investment performance reflected in higher accumulation value, you should elect the Plan A death benefit. Conversely, when you wish to have favorable investment performance reflected in increased insurance coverage, you should generally elect the Plan B death benefit.

If you change your death benefit plan from Plan B to Plan A, your stated amount will be increased by the amount of your accumulation value to equal the death benefit which would have been payable under Plan B on the effective date of the change. For example, a Plan B policy with a $100,000.00 stated amount and $20,000.00 accumulation value ($120,000.00 death benefit) would be converted to a Plan A policy with $120,000.00 stated amount. Again, the death benefit would remain the same on the effective date of the change.

A change in the death benefit option will not alter the amount of the accumulation value or the death benefit payable under the policy on the effective date of the change. However, switching between the variable and the level plans will alter your insurance program with consequent effects on the level of your future death benefits, accumulation values and premiums. For a given stated amount, the death benefit will be greater under Plan B than under Plan A, but the monthly deduction will be greater under Plan B than under Plan
A. Furthermore, assuming your accumulation value continues to increase, your future cost of insurance charges will be higher after a change from Plan A to Plan B and lower after a change from Plan B to Plan A. If your accumulation value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your death benefit under Plan A. Under Plan B, however, increased cost of insurance charges will reduce the future accumulation value and death benefit to less than they otherwise would be.

DEATH BENEFIT GUARANTEE

We guarantee that the policy will not lapse during the death benefit guarantee period provided you pay the minimum premium. (See "Premiums -- Minimum Premiums.") Accordingly, as long as the death benefit guarantee is in effect, the policy will not lapse even if, because of adverse investment performance, the cash surrender value falls below the amount needed to pay the next monthly deduction. A charge per $1,000 of stated

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

amount will be made for each month the death benefit guarantee is in effect. The charge is $0.00 if you choose a 5 year guarantee or $0.03 if you choose the guarantee to maturity. (Only the 5 year guarantee is available in Massachusetts and Texas.)

If on any process day the minimum premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the death benefit guarantee will no longer be in effect. Generally, the death benefit guarantee may not be reinstated once it has been lost. However, we may at our discretion permit you to reinstate the death benefit guarantee if you:

     - double your stated amount (see "Changes in Stated Amount" below regarding proof of insurability), or

     - increase your stated amount by $100,000 or more.

A new minimum premium will be required to maintain the reinstated death benefit guarantee.

CHANGES IN STATED AMOUNT

Subject to certain limitations, you may at any time after the first policy year increase your policy's stated amount or decrease your stated amount by sending us a written request. We may limit you to two such changes in each policy year. Any change must be of at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in stated amount will affect those charges assessed on a per $1000 of stated amount disclosed in the fee tables.

Increases. An increase is treated similarly to the purchase of a new policy. To obtain an increase, you must submit a supplemental application to us with satisfactory proof of insurability. Depending on your accumulation value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase.

After an increase, a portion of your premium payments will be allocated to the increase. The allocated amounts will be in the same proportion to your total premium payments as the guideline annual premium for the increase is to the guideline annual premium for your initial stated amount plus the guideline annual premiums for all increases.

Only the increase in stated amount will be subject to the additional surrender charge.

With respect to premiums allocated to an increase, you will have the same free look and conversion rights with respect to an increase as with the initial purchase of your policy.

Decreases. You may decrease your stated amount after the first policy year from the issue date or the date of any increase, subject to the following limitations:

     - The stated amount after any requested decrease may not be less than the minimum stated amount of $100,000.

     - We will not permit a decrease in stated amount if the policy's cash value is such that reducing the stated amount would cause the policy to cease to be life insurance as determined by the corridor percentage test.

     - We will not permit a decrease in stated amount if the decrease would disqualify the policy as life insurance under the Code.

If you decrease your stated amount, we will deduct any applicable surrender charge from your accumulation value. For purposes of calculating the amount of that surrender charge and the cost of insurance charge on your remaining coverage, a decrease in stated amount will reduce your existing stated amount in the following order:

     - the stated amount provided by your most recent increase,

     - your next most recent increases successively, and

     - your initial stated amount.

FORM 5741

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

                       SURRENDERS AND PARTIAL SURRENDERS

As an alternative to obtaining access to your accumulation value by using the loan provisions, you may obtain your cash surrender value by exercising your surrender or partial surrender privileges. Partial or Full Surrenders, however, may involve tax liability.

You may surrender your policy in full at any time by sending a written request together with the policy to our home office. The cash surrender value of the policy equals the accumulation value less any applicable surrender charges. Increases in stated amount carry their own surrender charge period, therefore, the total surrender charge may vary based on the total number of increases during the Policy period. Upon surrender, the amount of any outstanding loans will be deducted from the cash surrender value to determine the proceeds. The proceeds will be determined on the valuation date on which the request for surrender is received. Proceeds will generally be paid within seven days of receipt of a request for surrender.

After the first year after the issue date, you may obtain a portion of your accumulation value upon partial surrender of the policy. Partial surrenders cannot be made more than twice during any policy year. The amount of any partial surrender may not exceed the cash surrender value, minus:

     - any outstanding policy indebtedness,

     - an amount sufficient to cover the next two monthly deductions, and

     - the Administrative Fee of $25 or 2% of the amount surrendered, if less.

We will reduce the accumulation value of your policy by the amount of any partial surrender. In doing so, we will deduct the accumulation value taken by a partial surrender from each increase and your initial stated amount in proportion to the amount such increases and initial stated amount bear to the total stated amount.

Under Plan A, a partial surrender reduces your stated amount. Such a surrender will result in a dollar for dollar reduction in the death proceeds except when the death proceeds of your policy are determined by the corridor percentage test. The stated amount remaining after a partial surrender may be no less than the minimum stated amount of $100,000. If increases in stated amount have occurred previously, a partial surrender will first reduce the stated amount of the most recent increase, then the next most recent increases successively, then the initial stated amount.

Under Plan B, a partial surrender reduces your accumulation value. Such a reduction will result in a dollar for dollar reduction in the death proceeds except when the death proceeds are determined by the corridor percentage test. Because the Plan B death benefit is the sum of the accumulation value and stated amount, a partial surrender under Plan B does not reduce your stated amount but instead reduces accumulation value.

If the proceeds payable under either death benefit option both before and after the partial surrender are determined by the corridor percentage test, a partial surrender generally will result in a reduction in proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage. You should consider the impact of the policy ceasing to be treated as life insurance.

During the first 25 policy years and for 25 years after the effective date of an increase, a partial surrender charge in addition to the service charge of the lesser of $25 or 2% of the amount surrendered will be made on the amount of partial surrenders in any policy year that exceeds 10% of the cash surrender value as of the end of the previous policy year.

LOANS

After the first policy year, you may borrow up to the loan value of your policy. The loan value is the cash surrender value less the cost of insurance charges on your policy to the end of the current policy year. The loan value will never be less than 90% of the cash surrender value. We will generally distribute the loan proceeds to

FORM 5741
you within seven days from receipt of your request for the loan at our home office, although payment of the proceeds may be postponed under certain circumstances. (See "General Provisions -- Postponement of Payments".) In some circumstances, loans may involve tax liability. (See "Federal Tax Matters".)

When a loan is made, accumulation value in an amount equal to the loan will be taken from the General Account and each subaccount in proportion to your accumulation value in the General Account and each subaccount. This value is then held in the loan collateral account and earns interest at an effective rate guaranteed to be at least 4% per year. Such interest is credited to the subaccounts and the General Account in accordance with the premium allocation then in effect.

We charge you interest on loans you take from your policy values. The rate we deduct from your loan proceeds is 7.4%. This amount is equivalent to an annual rate of 8.0% if the interest was paid at the end of the year. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the policy year. At the beginning of each subsequent policy year, if you fail to pay the interest in cash, we will transfer sufficient accumulation value from the General Account and each subaccount to pay the interest for the following policy year. The allocation will be in proportion to your accumulation value in each subaccount.

You may repay a loan at any time, in whole or in part, before we pay the policy proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any planned premiums when there is a loan outstanding will be first applied to reduce or repay such loan, unless you request otherwise. Undesignated payments are presumed to be premium payments, not loan repayments unless so designated. Upon repayment of a loan, the loan collateral account will be reduced by the amount of the repayment and the repayment will be allocated first to the General Account, until the amount borrowed from the General Account has been repaid. Unless we are instructed otherwise, the balance of the repayment will then be applied to the subaccounts and the General Account according to the premium allocation then in effect.

Any outstanding policy indebtedness will be subtracted from the proceeds payable at the insured's death and from cash surrender value upon complete surrender or maturity.

A loan, whether or not repaid, will have a permanent effect on a policy's cash surrender value (and the death benefit under Plan B policies) because the investment results of the subaccounts will apply only to the amount remaining in the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, policy values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, policy values will be higher than they would have been had no loan been made.

Certain policy loans may result in currently taxable income and tax penalties. If you are considering the use of policy loans as retirement income, you should consult your personal tax adviser regarding potential tax consequences that may arise if you do not make necessary payments to keep the policy from lapsing. The amount of the premium payments necessary to keep the policy from lapsing will increase with your age.

POSTPONEMENT OF PAYMENTS

Payment of any amount upon a complete or partial surrender, a policy loan, or benefits payable at death or maturity may be postponed whenever:

     - the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission;

     - the Commission by order permits postponement for the protection of policyholders; or

FORM 5741

     - an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of VAR's net assets.

We may also withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

                            LAPSE AND REINSTATEMENT

Provided you pay the minimum premium and thereby keep the death benefit guarantee in effect, your policy will not lapse during the death benefit guarantee period. If you fail to pay the minimum premium and, as a result, the death benefit guarantee is not in effect, the policy will remain in force as long as the cash surrender value less any policy indebtedness is sufficient to pay the next monthly deduction. If the cash surrender value less any policy indebtedness is insufficient to pay the next monthly deduction, you will be given a 61 day grace period within which to make a premium payment to avoid lapsing. The premium required to avoid lapse will be equal to the amount needed to allow the cash surrender value less any policy indebtedness to cover the monthly deduction for two policy months. This required premium will be indicated in a written notice which we will send to you at the beginning of the grace period. The grace period begins when we mail the notice. The policy will continue in force throughout the grace period, but if the required premium is not received, the policy will terminate without value at the end of the grace period. If you die during the grace period, the death benefit will be reduced by the amount of any unpaid monthly deduction. However, the policy will never lapse due to insufficient cash surrender value as long as the death benefit guarantee is in effect.

REINSTATEMENT

If the policy lapses, you may apply for reinstatement anytime within five years. Your policy will be reinstated if you supply proof of insurability and pay the monthly cost of insurance charges from the grace period plus a reinstatement premium. The reinstatement premium, after deduction of the premium expense charge, must be sufficient to cover the monthly deduction for two policy months following the effective date of reinstatement. If loan was outstanding at the time of lapse, we will require reinstatement or repayment of the loan and accrued interest at 6% per year before permitting reinstatement of the policy.

                                     TAXES

The following description is a brief summary of some of the Code provisions which, in our opinion, are currently in effect. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to policies that have already been issued. Tax law revisions, with unfavorable consequences to policies offered by this prospectus, could have retroactive effect on previously issued policies or on subsequent voluntary transactions in previously issued policies.

POLICY PROCEEDS

The policy contains provisions not found in traditional life insurance policies providing only for fixed benefits. However, under the Code, as amended by the Tax Reform Act of 1984, the policy should qualify as a life insurance policy for federal income tax purposes as long as certain conditions are met. Consequently, the proceeds of the policy payable to the beneficiary on the death of the insured will generally be excluded from the beneficiary's income for purposes of federal income tax.

Current tax rules and penalties on distributions from life insurance policies apply to any life insurance policy issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional

FORM 5741
whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a policy (called a "modified endowment contract" in the Code), any distribution, including surrenders, partial surrenders, maturity proceeds, and loans secured by the policy, during the insured's lifetime (but not payments received as an annuity or as a death benefit) would be included in the policyholder's gross income to the extent that the policy's cash surrender value exceeds the owner's investment in the policy. In addition, a ten percent penalty tax applies to any such distribution from such a policy, to the extent includible in gross income, except if made:

     - after the taxpayer's attaining age 59 1/2,

     - as a result of his or her disability or

     - in one of several prescribed forms of annuity payments.

Loans received under the policy will be construed as indebtedness of the policyholder in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the policy is expected to constitute income to the policyholder. Interest payable with respect to such loans is not tax deductible. If the policy is surrendered or lapsed, any policy loan then in effect is treated as taxable income to the extent that the policy's accumulation value (including the loan amount) then exceeds your "basis" in the policy. (Your "basis" equals the total amount of premiums that were paid into the policy less any withdrawals from the policy.)

Federal estate and local estate, inheritance and other tax consequences of policy ownership or receipt of policy proceeds depend upon the circumstances of each policyholder and beneficiary.

AVOIDING MODIFIED ENDOWMENT CONTRACTS

If you have previously authorized us to do so, we will hold your premium payment for up to ten (10) business days, if applying the premium payment before the due date would cause the policy to be treated as a Modified Endowment Contract (MEC) for federal income tax purposes.

If you have not given us prior authorization to hold your premium payment and we determine your premium payment will cause your policy to become a MEC, we will attempt to contact you within two (2) business days to determine your intent regarding the premium payment. If you do not want the policy to be treated as a MEC for tax purposes, we will refund the premium payment to you within five (5) business days of confirming your intentions. After we return the premium payment to you, you may then resubmit the premium payment once the actual due date is reached to avoid creating a MEC.

Or, at the time we contact you, you may direct us to hold your premium payment for up to ten (10) business days before applying the premium payment if this will not create a MEC. If we are unable to confirm your intentions within two
(2) business days of receipt of the premium payment, we will apply the premium payment as of the third valuation date, and your policy will be treated as a MEC for federal income tax purposes.

CORRECTION OF MODIFIED ENDOWMENT CONTRACTS

If you have made premium payments in excess of the amount that would be permitted without your policy being treated as a MEC under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid, plus interest thereon at the rate of 6% per year. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the policy became a MEC.

RIGHT TO CHARGE FOR COMPANY TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.

FORM 5741

Currently, no charge is assessed against VAR for our federal taxes, or provision made for such taxes, that may be attributable to VAR. However, we may in the future charge each subaccount of VAR for its portion of any tax charged to us in respect of that subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, we may decide to assess charges for such taxes, or make provision for such taxes, against VAR. Any such charges against VAR or its subaccounts could have an adverse effect on the investment performance of the subaccounts.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which VAR or Ohio National Life Assurance Corporation is a party or to which the assets of any of the subaccounts of VAR are subject. We (including Ohio National Equities, Inc.) are not involved in any litigation that is of material importance in relation to our total assets or that relates to VAR.

                              FINANCIAL STATEMENTS

The financial Statements of the Registrant, Ohio National Variable Account R, and the Depositor, Ohio National Life Assurance Corporation are included in the Statement of Additional Information ("SAI"). A copy of the SAI may be obtained by calling or writing us at our Home Office, contacting you agent or representative, or by logging onto the SEC's website at http://www.sec.gov.

FORM 5741

                       STATEMENT OF ADDITIONAL INFORMATION


                    OHIO NATIONAL LIFE ASSURANCE CORPORATION


                                One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone (800) 366-6654


                        OHIO NATIONAL VARIABLE ACCOUNT R

                             VARI-VEST SURVIVOR
         LAST SURVIVOR, FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This Statement of Additional Information contains additional information to the Prospectus for the last survivor, flexible premium variable life insurance policy (the "Policy") issued by Ohio National Life Assurance Corporation ("the Company"). This Statement of Additional Information is not a prospectus and it should be read only in conjunction with the prospectus for the policy. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the prospectus by contacting your agent or representative or by writing us at the address above or calling us toll-free at the telephone number listed above.



                                  May 1, 2004

Table of Contents
-----------------

General Information                                                 1
Services                                                            1
Additional Information about Operation of Policies and Registrant   2
Additional Information about Charges                                4
Performance Data                                                    5
Indemnification                                                     5
Principal Underwriter                                               6
Financial Statements


GENERAL INFORMATION

Ohio National Life Assurance Corporation

We were established on June 26, 1979 under the laws of Ohio to facilitate the issuance of certain nonparticipating insurance policies. We are a wholly-owned stock subsidiary of Ohio National Life. We are licensed to sell life insurance in 47 states, the District of Columbia and Puerto Rico.

The Ohio National Life Insurance Company ("Ohio National Life")


Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company. Ohio National is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc. It writes life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $12 billion and equity in excess of $1 billion. Ohio National Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions, although it is under no legal obligation to do so and its assets do not support the benefits provided under your policy.


Ohio National Variable Account R ("VAR")

We established VAR on May 6, 1985 pursuant to the insurance laws of the State of Ohio. VAR is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law, VAR's assets are held exclusively for the benefit of policyholders and persons entitled to payments under the policy. VAR's assets are not chargeable with liabilities arising out of our other business.

We keep VAR's assets physically segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAR's subaccounts.


VAR has subaccounts corresponding to each of the Funds listed in the prospectus. VAR may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.



SERVICES

Custodian

Pursuant to a written agreement, U.S. Bank, NA, 425 Walnut Street, Cincinnati, Ohio, serves as custodian of the assets of VAR. We pay the fee of the custodian for services rendered to VAR. The custodian also provides valuation and certain recordkeeping services to VAR, which include, without limitation, maintaining a record of all purchases, redemptions and distributions relating to Fund shares, the amounts thereof and the number of shares from time to time standing to the credit of VAR.





INDEPENDENT PUBLIC ACCOUNTANTS

The financial statements of VAR and Ohio National Life Assurance Corporation for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 191 W. Nationwide Boulevard, Columbus, Ohio, 43215.


Actuarial Expert


Actuarial matters included in this Registration Statement have been examined by David W. Cook, FSA, MSAA, Senior Vice President and Actuary.



ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND REGISTRANT

Additions, Deletions or Substitutions of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Funds should no longer be available for investment or if, in the judgment of management, further investment in shares of the Funds would be inappropriate in view of the purposes of the policy, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of policyholders and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of VAR will not be changed without the approval of the Ohio Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your policy was delivered.

Annual Report

Each year we will send you a report which shows the current accumulation value, the cash surrender value, the stated amount, any policy indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. We will also send you all reports required by the 1940 Act.

We will also make available an illustration report. This report will be based on planned premiums, guaranteed cost of insurance and guaranteed interest, if any. It will show the estimated accumulation value of your policy one year from the date of the report. Although there is generally no charge, we may charge a fee of not more than $100 for this report and if you ask for more than one annual report.

Limitation on Right to Contest

We will not contest the insurance coverage provided under the policy, except for any subsequent increase in stated amount, after the policy has been in force during your lifetime for a period of two years from the policy date. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the stated amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.

Misstatements

If the age or sex of the insured has been misstated in an application, including a reinstatement application, the amount payable under the policy by reason of the death of the insured will be 1.0032737 multiplied by the sum of (i) and (ii) where:

     (i)  Is the accumulation value on the date of death; and

     (ii) is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the policy month in which the death occurs to (b) the cost of insurance that should have been deducted at the insured's true age or sex.

Suicide

The policy does not cover the risk of suicide or self-destruction within two years from the policy date or two years from the date of any increase in stated amount with respect to that increase, whether the insured is sane or insane. In the event of suicide within two years of the policy date, we will refund premiums paid, without interest, less any policy indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund any premiums allocated to the increase, without interest, less a deduction for a share of any policy indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the total face amount at the time of death by the face amount of the increase.

Beneficiaries

The primary and contingent beneficiaries are designated by the policyholder on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the policy will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the policyholder.

Assignment

The policy may be assigned as collateral security. We must be notified in writing if the policy has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of an assignment. The policyholder's rights and the rights of the beneficiary may be affected by an assignment.

Non-Participating Policy

The policy does not share in our surplus distributions. No dividends are payable with respect to the policy.

Optional Insurance Benefits

Subject to certain requirements, one or more optional insurance benefits may be added to your policy, including riders providing additional term insurance, spouse/additional insured term insurance, family plan/children insurance, a guaranteed purchase option, accidental death, waiver of premium, continuation of coverage, business exchange rider and accelerated death benefit. More detailed information concerning such riders may be obtained from your agent. The cost of any optional insurance benefits will be deducted as part of the monthly deduction.

The accelerated death benefit, also called the Lifetime Advantage Rider, permits you to withdraw up to half the value of your policy in the event you are diagnosed with a terminal disease and not expected to live more than 12 months. There is no charge for this rider and you can select the rider at anytime by contacting us.


ADDITIONAL INFORMATION ABOUT CHARGES

Special Purchase Plans

Ohio National Life and its affiliated companies offer a credit on the purchase of policies by any of their employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, covering any of the foregoing or any of their minor children, or any of their children ages 18 to 21 who is either
(i) living in the purchaser's household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser's minor grandchildren under the Uniform Gifts to Minors Act. This credit is treated as additional premium under the policy.

The amount of the initial credit equals 45% of the first policy year's maximum commissionable premium or 45% of the maximum commissionable premium of an increase, which is credited to the General Account of the employee's policy effective one day after the latest of the following three dates:

     - the policy approval date,

     - the policy effective date, or

     - the date the initial payment is received.

The subsequent credit, which is based on 4.9% of first year premium in excess of the maximum commissionable premium plus 4.9% of premiums paid in policy years two through six, is credited to the General Account of the employee's policy at the beginning of the seventh policy year. For any increase that occurs during the first six policy years, the 45% initial credit on the increase described above substitutes for the 4.9% subsequent credit on that portion of the premium attributable to the increase.

If an employee exercises his or her free look right, the full amount of the credit will be deducted when we pay the free look proceeds.

Underwriting Procedures

Guaranteed maximum cost of insurance rates are based on the 1980 CSO Mortality Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age nearest birthday, with distinction for the insured's gender and smoking status. The rates will reflect the insured's risk classes.

Supplemental Benefits

There are several supplemental benefits or riders that may be added to your Policy. These riders or benefits may not be available in all states. All of the supplemental benefits or riders impose additional charges which are disclosed in the prospectus.

Joint Life Term Rider - allows you to buy additional second-to-die term insurance coverage as part of your policy. The rider is not convertible, but can be continued until maturity. This term rider may not be added or increased after issue.

Single Term Life Rider - allows you to buy term insurance coverage on just one of the insureds as a part of your Policy. The additional life insurance coverage is payable on the death of the single insured, whenever it occurs.

Waiver of Stipulated Premium - provides for continuation of premium payments (at a predetermined level) if a designated insured becomes totally disabled for six months or more. This type of rider can be purchased on one or more of the insureds

Waiver of Stipulated Premium at First Death Rider - pays the specified premiums on the policy after the death of the first insured to die, regardless of which insured dies first. This rider is only available at the time the policy is issued.

Family Split Option Rider - enables you to divide the policy into two individual policies in the event of divorce or tax law changes. The available split ratios must be set at the time your policy is issued. This rider is only available at the time the policy is issued.

Business Split Option Rider - enables you to divide the policy into two individual policies in the event of tax law changes. The available split ratios must be set at the time your policy is issued. This rider is only available at the time the policy is issued.

Continuation of Coverage Rider - enables you to continue the full death benefit amount of your policy past the maturity date of age 100 of the youngest insured, as long as there is a positive cash surrender value in the policy at the time. This rider is only available at the time the policy is issued.

Double Coverage Rider - provides for a payment of double the sum of the policy amount in the event both insureds die within the first four policy years. This rider is only available at the time the policy is issued.


PERFORMANCE DATA

We may disclose yields, total returns and other performance data for the Portfolios. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

Average Annual Total Return Calculations

Each Portfolio may advertise its average annual total return. We calculate each portfolio's average annual total return using the following method:

     - A hypothetical $10,000 investment in each Portfolio on the first day of the period at the maximum offering price ("initial investment") is assumed.

     - We calculate the ending value ("ending value") of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation.

     - The ending value is divided by the initial investment.

     - The quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.


INDEMNIFICATION

Our officers, directors and employees who have access to the assets of the variable account are covered by fidelity bonds issued by United States Fidelity & Guaranty Company in the aggregate amount of $3,000,000.


PRINCIPAL UNDERWRITER

Ohio National Equities, Inc. ("ONEQ"), an Ohio corporation and another wholly-owned subsidiary of Ohio National Life, is the principal underwriter of the policies. The policies are offered on a continue basis. Under a distribution and service agreement with ONEQ first executed on May 1, 1997, we reimburse it for any expenses incurred by it in connection with the distribution of the policies. This agreement may be terminated at any time by either party on 60 days' written notice. The following chart shows the premium payments received by VAR for the last three years and the amount paid to ONEQ as its underwriting fee.


Year          Premiums Received by VAR          Underwriting fees paid to ONEQ
--------------------------------------------------------------------------------
2003               $33,914,415.70                           $30,339.59


The policy is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company ("ONESCO"), a wholly-owned subsidiary of Ohio National Life, or
(b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the policies. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the policy. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

In addition to this and the other contracts issued by Ohio National Life Assurance Corporation and Ohio National Variable Account R, ONEQ also serves as the principal underwriter for variable annuity contracts issued by The Ohio National Life Insurance Company through Ohio National Variable Account A, Variable Account B, Variable Account C and Variable Account D.

The officers and directors of ONEQ are:


David B. O'Maley........................... Director and Chairman
John J. Palmer............................. Director and President
Thomas A. Barefield........................ Senior Vice President
Trudy K. Backus............................ Director and Vice President
James I. Miller II......................... Director and Vice President
Michael F. Haverkamp....................... Director
Marcus L. Collins.......................... Secretary
Barbara A. Turner.......................... Operations Vice President,
                                            Treasurer and Compliance Officer

[KPMG LOGO]

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
    (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                              Financial Statements

                           December 31, 2003 and 2002

                   (With Independent Auditors' Report Thereon)

[KPMG LOGO]


     KPMG LLP                                             Telephone 614 249 2300
     Suite 500                                            Fax 614 249 2348
     191 West Nationwide Boulevard
     Columbus, OH 43215-2568

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Ohio National Life Assurance Corporation:

We have audited the accompanying balance sheets of Ohio National Life Assurance Corporation (the Company) (a wholly owned subsidiary of The Ohio National Life Insurance Company) as of December 31, 2003 and 2002, and the related statements of income, changes in stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Life Assurance Corporation as of December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

                                [KPMG LLP LOGO]

February 6, 2004

     KPMG LLP, a U.S. limited liability partnership, is the U.S.
     member firm of KPMG International, a Swiss cooperative.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                                 Balance Sheets

                           December 31, 2003 and 2002

                  (dollars in thousands, except share amounts)


                                                                   2003           2002
                                                                 ----------    ---------
                                      ASSETS
Investments (notes 4, 7, and 8):
   Fixed maturities available-for-sale, at fair value            $1,108,648      886,809
   Fixed maturities held-to-maturity, at amortized cost              50,839       67,097
   Mortgage loans on real estate, net                               320,625      332,990
   Real estate, net                                                      --       28,191
   Policy loans                                                      51,104       48,520
   Other long term investments                                       29,469       53,784
                                                                 ----------    ---------
                    Total investments                             1,560,685    1,417,391
Cash                                                                 30,231       27,643
Accrued investment income                                            18,276       16,540
Deferred policy acquisition costs                                   245,496      215,807
Reinsurance recoverable (note 11)                                   208,023      169,834
Other assets                                                          3,252        3,037
Assets held in Separate Accounts                                    198,573      142,259
                                                                 ----------    ---------
                    Total assets                                 $2,264,536    1,992,511
                                                                 ==========    =========
                        LIABILITIES AND STOCKHOLDER'S EQUITY
Future policy benefits and claims (note 5)                       $1,690,461    1,519,787
Other policyholder funds                                              1,604        1,687
Federal income taxes (note 6):
   Current                                                           14,900        7,275
   Deferred                                                           8,116        3,444
Other liabilities                                                    29,115       34,810
Liabilities related to Separate Accounts                            198,573      142,259
                                                                 ----------    ---------
                    Total liabilities                             1,942,769    1,709,262
                                                                 ----------    ---------
Commitments and contingencies (notes 6, 8, 11, and 12)

Stockholder's equity (notes 3 and 9):
   Class A common stock, $3,000 par value. Authorized
        10,000 shares; issued and outstanding 3,200 shares            9,600        9,600
   Additional paid-in capital                                        42,025       27,025
   Accumulated other comprehensive income                             3,659        6,503
   Retained earnings                                                266,483      240,121
                                                                 ----------    ---------
                    Total stockholder's equity                      321,767      283,249
                                                                 ----------    ---------
                    Total liabilities and stockholder's equity   $2,264,536    1,992,511
                                                                 ==========    =========

See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                              Statements of Income

                  Years ended December 31, 2003, 2002, and 2001

                             (dollars in thousands)


                                                          2003           2002         2001
                                                         ---------    ---------    ---------
Revenues (note 11):
   Universal life policy charges                         $  76,110       69,777       65,079
   Traditional life insurance premiums                      29,004       36,233         (345)
   Accident and health insurance premiums                    7,652        7,940        7,872
   Annuity premiums and charges                                593          689          462
   Net investment income (note 4)                          108,928       99,531       89,510
   Net realized losses on investments (note 4)              (2,400)      (8,956)      (3,988)
                                                         ---------    ---------    ---------
                                                           219,887      205,214      158,590
                                                         ---------    ---------    ---------
Benefits and expenses (note 11):
   Benefits and claims                                     137,290      130,795       91,130
   Amortization of deferred policy acquisition costs
        excluding impact of realized losses                 12,901       17,008       17,624
   Amortization of deferred policy acquisition costs
        due to realized losses                              (1,708)      (1,603)        (803)
   Other operating costs and expenses (note 10)             18,153       17,192       20,008
                                                         ---------    ---------    ---------
                                                           166,636      163,392      127,959
                                                         ---------    ---------    ---------
                    Income before Federal income taxes      53,251       41,822       30,631
                                                         ---------    ---------    ---------
Federal income taxes (note 6):
   Current expense                                          12,326       17,348       14,472
   Deferred expense (benefit)                                6,125       (2,424)      (6,286)
                                                         ---------    ---------    ---------
                                                            18,451       14,924        8,186
                                                         ---------    ---------    ---------
                    Net income                           $  34,800       26,898       22,445
                                                         =========    =========    =========

See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                  Statements of Changes in Stockholder's Equity

                  Years ended December 31, 2003, 2002, and 2001

                             (dollars in thousands)

                                                                           ACCUMULATED
                                                             ADDITIONAL       OTHER                    TOTAL
                                                   COMMON     PAID-IN     COMPREHENSIVE  RETAINED   STOCKHOLDER'S
                                                   STOCK      CAPITAL     INCOME (LOSS)  EARNINGS      EQUITY
                                                  --------   ----------   -------------  --------   -------------
2001:
  Balance, beginning of year                      $  9,600     27,025        1,770       226,778       265,173
  Dividends to parent (note 9)                          --         --           --       (24,000)      (24,000)
  Comprehensive income:
     Net income                                         --         --           --        22,445        22,445
     Other comprehensive income (note 13)               --         --        1,703            --         1,703
                                                                                                     ---------
              Total comprehensive income                                                                24,148
                                                  --------   --------      -------       -------     ---------
  Balance, end of year                            $  9,600     27,025        3,473       225,223       265,321
                                                  ========   ========      =======       =======     =========

2002:
  Balance, beginning of year                      $  9,600     27,025        3,473       225,223       265,321
  Dividends to parent (note 9)                          --         --           --       (12,000)      (12,000)
  Comprehensive income:
     Net income                                         --         --           --        26,898        26,898
     Other comprehensive income (note 13)               --         --        3,030            --         3,030
                                                                                                     ---------
              Total comprehensive income                                                                29,928
                                                  --------   --------      -------       -------     ---------
  Balance, end of year                            $  9,600     27,025        6,503       240,121       283,249
                                                  ========   ========      =======       =======     =========
2003:
  Balance, beginning of year                      $  9,600     27,025        6,503       240,121       283,249
  Capital contribution from parent (note 10)            --     15,000           --            --        15,000
  Dividends to parent (note 9)                          --         --           --        (8,438)       (8,438)
  Comprehensive income:
     Net income                                         --         --           --        34,800        34,800
     Other comprehensive loss (note 13)                 --         --       (2,844)           --        (2,844)
                                                                                                     ---------
              Total comprehensive income                                                                31,956
                                                  --------   --------      -------       -------     ---------
  Balance, end of year                            $  9,600     42,025        3,659       266,483       321,767
                                                  ========   ========      =======       =======     =========

See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                            Statements of Cash Flows

                  Years ended December 31, 2003, 2002, and 2001

                             (dollars in thousands)

                                                                          2003         2002         2001
                                                                        ---------    ---------    ---------
Cash flows from operating activities:
   Net income                                                           $  34,800       26,898       22,445
   Adjustments to reconcile net income to net cash
      provided by operating activities:
          Capitalization of deferred policy acquisition costs             (45,880)     (41,637)     (28,789)
          Amortization of deferred policy acquisition costs                11,193       15,405       16,821
          Amortization and depreciation                                       709          488          325
          Realized losses on invested assets, net                           2,400        8,956        3,988
          (Increase) decrease in accrued investment income                 (1,736)      (3,894)       1,198
          (Increase) decrease in reinsurance receivables
              and other assets                                            (38,404)      11,560      (28,547)
          Increase in policyholder account balances                        50,914       13,525       33,249
          (Decrease) increase in other policyholder funds                     (83)        (642)         432
          Increase (decrease) in current Federal income
              tax payable                                                   7,625      (15,652)      14,466
          (Decrease) increase in other liabilities                         (5,695)      11,928       (2,554)
          Deferred income taxes                                             6,125       (2,424)      (6,286)
          Other, net                                                       (1,316)       1,682        2,527
                                                                        ---------    ---------    ---------
                 Net cash provided by operating activities                 20,652       26,193       29,275
                                                                        ---------    ---------    ---------
Cash flows from investing activities:
   Proceeds from maturity of fixed maturities available-for-sale          143,881      247,895      162,250
   Proceeds from maturity of fixed maturities held-to-maturity             17,815       25,040        5,983
   Proceeds from repayment of mortgage loans on real estate                36,533       43,698       22,199
   Proceeds from the sale of real estate                                   34,682           --           --
   Proceeds from other invested assets                                     28,883           --           --
   Cost of fixed maturities available-for-sale acquired                  (369,769)    (477,298)    (104,971)
   Cost of fixed maturities held-to-maturity acquired                      (6,264)      (7,000)      (7,400)
   Cost of mortgage loans on real estate acquired                         (24,312)     (31,750)    (105,717)
   Cost of real estate acquired                                                --         (245)     (29,263)
   Change in other assets, net                                             (3,250)     (25,300)     (30,857)
   Change in policy loans, net                                             (2,584)       3,710       (3,463)
                                                                        ---------    ---------    ---------
                 Net cash used in investing activities                   (144,385)    (221,250)     (91,239)
                                                                        ---------    ---------    ---------
Cash flows from financing activities:
   Increase in universal life and investment product
      account balances                                                    269,584      314,604      274,129
   Decrease in universal life and investment product
      account balances                                                   (149,824)    (150,287)    (168,560)
   Capital contribution from parent                                        15,000           --           --
   Dividends to shareholder                                                (8,438)     (12,000)     (24,000)
                                                                        ---------    ---------    ---------
                 Net cash provided by financing activities                126,322      152,317       81,569
                                                                        ---------    ---------    ---------
                 Net increase (decrease) in cash and cash equivalents       2,589      (42,740)      19,605
Cash and cash equivalents, beginning of year                               27,643       70,383       50,778
                                                                        ---------    ---------    ---------
Cash and cash equivalents, end of year                                  $  30,232       27,643       70,383
                                                                        =========    =========    =========
Supplemental disclosure:
   Federal income taxes paid                                            $   4,701       33,000           --
                                                                        =========    =========    =========

 See accompanying notes to financial statements.

\
                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)

(1)      ORGANIZATION AND BUSINESS DESCRIPTION

         Ohio National Life Assurance Corporation (ONLAC or the Company) is a stock life insurance company, wholly owned by The Ohio National Life Insurance Company (ONLIC), a stock life insurance company. ONLAC is a life and health insurer licensed in 47 states, the District of Columbia and Puerto Rico. The Company offers term life, universal life, disability, and annuity products through independent agents and other distribution channels and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance departments of states in which it is licensed and undergoes periodic examinations by those departments.

         The following is a description of the most significant risks facing life and health insurers and how the Company mitigates those risks:

                  LEGAL/REGULATORY RISK is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to reduce insurer profits, new legal theories, or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those recorded in the financial statements. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

                  CREDIT RISK is the risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

                  INTEREST RATE RISK is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for nonconformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which differ from statutory accounting practices prescribed or permitted by regulatory authorities (see note 3).

                                       6                             (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)


(a)      VALUATION OF INVESTMENTS, RELATED GAINS AND LOSSES, AND INVESTMENT
         INCOME

         Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in stockholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as trading.

         Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or at the fair value of the collateral less estimated costs to sell, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired as of the balance sheet date are placed on nonaccrual status. Cash receipts on nonaccrual status mortgage loans on real estate are included in interest income in the period received.

         Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long term investments are carried on the equity basis, adjusted for valuation allowances.

         Realized gains and losses on the sale of investments are determined on the basis of specific security identification on the trade date. Estimates for valuation allowances and other-than-temporary (OTI) declines of the fair value of invested assets are included in net realized gains and losses on investments.

         Management regularly reviews its fixed maturity securities portfolio to evaluate the necessity of recording impairment losses for OTI declines in the fair value of investments. A number of criteria are considered during this process including, but not limited to, the current fair value as compared to amortized cost or cost, as appropriate, the length of time the security's fair value has been below amortized cost or cost, and by how much, and specific credit issues related to the issuer, and current economic conditions. Also, the Company estimates the cash flows over the life of certain purchased beneficial interests in the securitized financial assets. Based on current information and events, if the Company estimates that the fair value of its beneficial interest is not greater than or equal to its carrying value and if there has been a decrease in the estimated cash flows since the last revised estimate, considering both timing and amount, then an OTI impairment is recognized and the purchased beneficial interest is written down to fair value. OTI impairment losses result in a permanent reduction of the cost basis of the underlying investment. OTI losses on mortgage backed securities result in the effective yield on an impaired security being revised to current prevailing rates.

                                 7                                   (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)

         Dividends are recorded on the ex-dividend date and interest is accrued as earned.

(b)      REVENUES AND BENEFITS

         Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual immediate and deferred annuities. Universal life insurance products include universal life, variable universal life and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net interest margins, cost of insurance charges, policy administration charges and surrender charges that have been earned and assessed against policy account balances during the period. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned and recognized in income over the periods benefited. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policy account balances.

         Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of graded premium life and term life policies. Premiums for traditional nonparticipating life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

         Accident and Health Insurance Products: Accident and health insurance premiums are recognized as revenue in accordance with the terms of the policies. Policy claims are charged to expense in the period that the claims are incurred.

(c)      DEFERRED POLICY ACQUISITION COSTS (DAC)

         The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department, and certain variable sales expenses have been deferred. For traditional nonparticipating life insurance products, DAC is predominantly being amortized with interest over the premium paying period of the related policies in proportion to premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits. For investment and universal life products, DAC is being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, cost of insurance charges, policy administration charges, and surrender charges. DAC is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale (see note 2(a)).

         The Company's long-term assumption for net separate account performance is 8.57%. Prior to 2002, actual net separate account performance had no immediate effect on assumptions of future projected performance. Beginning in 2002, the Company began to assume that the level of separate account assets resulting from market performance would revert, over a three year period, to the level

                                  8                                  (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)

         expected if the long-term assumed trend rate had applied. This refinement to the estimation of long-term returns is commonly referred to as a reversion to the mean. The Company's policy regarding the reversion to the mean process does not permit projected returns to be below 2.67% or in excess of 16.60% during the three- year reversion period.

         Changes in assumptions can have a significant impact on the amount of DAC reported for investment products and universal life insurance products and their related amortization patterns. In the event actual experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (DAC unlocking), which could be significant. In general, increases in the estimated general and separate account returns result in increased expected future profitability and may lower the rate of DAC amortization, while increases in lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

(d)      SEPARATE ACCOUNTS

         Separate Account assets and liabilities represent contractholders' funds, which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the statements of income and cash flows except for the fees the Company receives for administrative services and risks assumed.

(e)      FUTURE POLICY BENEFITS

         Future policy benefits for traditional life insurance policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields, and withdrawals which were used or which were being experienced at the time the policies were issued (see note 5).

         Future policy benefits for investment products in the accumulation phase, universal life and variable universal life insurance products have been calculated based on participants' contributions plus interest credited less applicable contract charges (see note 5).

(f)      REINSURANCE CEDED

         Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

(g)      FEDERAL INCOME TAXES

         ONLAC is included as part of the consolidated federal income tax return of its ultimate parent, Ohio National Mutual Holdings, Inc. The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to

                                 9                                   (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)

         apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

(h)      CASH EQUIVALENTS

         For purposes of the statements of cash flows, the Company considers all short-term investments with original maturities of three months or less to be cash equivalents.

(i)      USE OF ESTIMATES

         In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The estimates susceptible to significant change are those used in determining the balance, amortization and recoverability of deferred policy acquisition costs, the liability for future policy benefits and claims, contingencies, those used in determining valuation allowances for deferred tax assets, mortgage loans on real estate and real estate, and those used in determining OTI declines in fair value of invested assets. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

(j)      RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

         In July 2003, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-1). SOP 03-1 addresses a number of topics, the most significant of which is the appropriate accounting for policies with guaranteed minimum death benefits (GMDB). SOP 03-1 requires companies to determine whether the presence of a GMDB causes a contract to be an insurance contract rather than an investment contract. For insurance contracts, companies are required to establish a reserve to recognize a portion of current period revenues that are compensation for future insurance benefits. SOP 03-1 also provides guidance on separate account presentation, interest in separate accounts, sales inducements, annuitization options and indexed returns on separate accounts. The Company adopted SOP 03-1 on January 1, 2004. There was no material impact on policyholder liabilities as a result of the adoption of SOP 03-1.

         In January 2003, the Financial Accounting Standards Board (FASB) issued Interpretation No. 46, Consolidation of Variable Interest Entities - an interpretation ARB No. 51 (FIN 46). Accounting Research Bulletin No. 51, Consolidated Financial Statements (ARB 51) states that consolidation is usually necessary when a company has a "controlling financial interest" in another company, a condition most commonly achieved via ownership of a majority voting interest. FIN 46 clarifies the

                                   10                                (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)

         application of ARB 51, to certain "variable interest entities" (VIE) where the equity investors do not have all of the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. Companies adopting FIN 46 must first identify VIEs with which they are involved and then determine if the Company is the "primary beneficiary" of a VIE. The primary beneficiary is the company that absorbs a majority of the VIE's expected losses, residual returns or both. The primary beneficiary is required to consolidate the VIE. A company holding a significant variable interest in a VIE but not deemed the primary beneficiary is subject to certain disclosure requirements specified by FIN 46. The adoption of FIN 46 did not have a significant impact on the Company's results of operations and financial position.

         In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (SFAS 150). SFAS 150 establishes standards for the classification and measurement of certain freestanding financial instruments that embody obligations of the issuer and have characteristics of both liabilities and equity. Further, SFAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. As originally issued, the guidance in SFAS 150 was generally effective for financial instruments entered into or modified after May 31, 2003, and otherwise effective at the beginning of the first interim period beginning after June 15, 2003. Adjustments required as a result of the application of SFAS 150 to existing instruments should be reported as a cumulative effect of a change in accounting principle. In November 2003, the FASB issued FASB Staff Position No. 150-3, Effective Date, Disclosures, and Transition for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests under FASB Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (FSP 150-3). FSP 150-3 clarified that SFAS 150 does not apply to certain mandatorily redeemable financial instruments issued by limited-life subsidiaries. The adoption of SFAS 150 on July 1, 2003 did not have any impact on the Company's results of operations or financial position.

         In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirement for Guarantees - an interpretation of FASB Statements No. 5, 57, and 107 and rescission of FASB Interpretation No. 34 (FIN 45). FIN 45 requires a guarantor to provide more detailed interim and annual financial statement disclosures about obligations under certain guarantees it has issued. It also requires a guarantor to recognize, at the inception of new guarantees issued or modified after December 31, 2002, a liability for the fair value of the obligation undertaken in issuing the guarantee. Although superceded by FIN 45, the guidance provided in FASB Interpretation No. 34, Disclosure of Indirect Guarantees of Indebtedness of Others has been incorporated into FIN 45 without change. The adoption of the transition components of FIN 45 by the Company on December 15, 2002 had no material impact on the financial position or results of operations of the Company. The adoption of the remaining components of FIN 45 on January 1, 2003 did not have a material impact on the financial position or results of operations of the Company.

                                    11                               (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)

         In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities (SFAS 146), which the Company adopted January 1, 2003. Adoption of SFAS 146 did not have any impact on the financial position or results of operations of the Company.

         In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statement No. 4, 44, and 64, Amendment of FASB Statement No. 13 and Technical Corrections (SFAS 145), which the Company adopted on October 1, 2002. The adoption of SFAS 145 did not have any impact on the financial position or results of operations of the Company.

         In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144). SFAS 144 supercedes SFAS 121, Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of, and APB Opinion No. 30, Reporting the Results of Operations - Reporting the effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions (APB 30). SFAS 144 was adopted by the Company on January 1, 2002 and carries forward many of the provisions of SFAS 121 for recognition and measurement of the impairment of long-lived assets to be held and used, and measurement of long-lived assets to be disposed of by sale, while providing additional criteria to determine when a long-lived asset is actually held-for-sale. SFAS 144 also broadens the definition of "discontinued operations," but does not allow for the accrual of future operating losses before they occur as previously required by APB 30. Under SFAS 144, if a long-lived asset is part of a group that includes other assets and liabilities, then the provisions of SFAS 144 apply to the entire group. In addition, SFAS 144 does not apply to goodwill and other intangible assets that are not amortized. The adoption of SFAS 144 did not have a material impact on the results of operations or financial position of the Company.

         In June 2001, the FASB issued SFAS No. 141, Business Combinations and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 141 mandates the purchase method of accounting be used for all business combinations initiated after June 30, 2001, and establishes specific criteria for the recognition of intangible assets separately from goodwill. SFAS No. 142 addresses the accounting for goodwill and intangible assets subsequent to an acquisition. The Company was required to adopt SFAS No. 142 on January 1, 2002. The adoption of SFAS No. 141 and No. 142 did not have any impact on the Company's results of operations or financial position.

         The Company adopted SFAS 133, Accounting for Derivative Instruments and Hedging Activities, as amended as of January 1, 2001. The impact of adoption was not material to the consolidated financial position of the Company. In December of 2002, the Company became aware of an SEC position that certain co-insurance with funds withheld reinsurance contracts contained embedded derivatives. As such, the embedded derivative within these contracts would need to be bifurcated and accounted for following the provisions of SFAS No. 133. In April 2003, the FASB released SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities (SFAS 149). SFAS 149 amends and clarifies financial accounting and reporting for derivative instruments,

                                    12                               (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)

                  including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133. SFAS 149 is generally effective for contracts entered into or modified after June 30, 2003. The adoption of SFAS 149 on July 1, 2003 did not have any impact on the results of operations or financial position of the Company.

                  In April 2003, the FASB issued DIG B36, which addresses the need to separately account for an embedded derivative within a reinsurer's receivable and ceding company's payable arising from modified coinsurance or similar arrangements. Paragraph 12.a. of SFAS 133 indicates that an embedded derivative must be separated from the host contract (bifurcated) if the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract. DIG B36 concludes that bifurcation is necessary in a modified coinsurance or similar arrangement because the yield on the receivable and payable is based on or referenced to a specified proportion of the ceding company's return on either its general account assets or a specified block of those assets, rather than the overall creditworthiness of the ceding company. The adoption of Issue B36 did not have any impact on the results of operations or financial position of the Company.

         (k)      RECLASSIFICATIONS

                  Certain amounts in the 2002 and 2001 financial statements have been reclassified to conform to the 2003 presentation.

(3)      BASIS OF PRESENTATION

         The accompanying financial statements have been prepared in accordance with GAAP, which differs from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for ONLAC filed with the Ohio Department of Insurance (Department), are prepared on a basis of accounting practices prescribed or permitted by such regulatory authority. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

         The statutory basis capital and surplus of ONLAC as of December 31, 2003 and 2002 was $147,007 and $122,160, respectively. The statutory basis net income (loss) of ONLAC for the years ended December 31, 2003, 2002, and 2001 was $14,646, $(3,350), and $10,677, respectively.

         The NAIC completed a project to codify statutory accounting principles (Codification), and issued a new NAIC Accounting Practices and Procedures Manual, which was effective January 1, 2001 for ONLAC. The significant change for ONLAC, as a result of Codification, was the recording of deferred taxes, which were not recorded prior to the adoption of Codification. The impact to statutory basis capital and surplus of adopting codification was an increase of $6,959.

                                    13                               (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)

(4)      INVESTMENTS

         An analysis of investment income and realized gains (losses) by investment type follows for the years ended December 31:

                                                    INVESTMENT INCOME
                                             --------------------------------
                                                2003        2002        2001
                                             ---------    --------    -------
Gross investment income:
   Fixed maturities available for sale       $  71,354      61,307     52,936
   Fixed maturities held to maturity             4,606       6,998      6,969
   Mortgage loans on real estate                26,300      28,408     24,844
   Real estate                                   4,732       5,159      3,481
   Short-term investments                            1         282      1,023
   Other                                         6,162       3,527      3,785
                                             ---------    --------    -------
                    Total gross investment
                        income                 113,155     105,681     93,038
Investment expenses                             (4,227)     (6,150)    (3,528)
                                             ---------    --------    -------
                    Net investment income    $ 108,928      99,531     89,510
                                             =========    ========    =======

                                                       REALIZED GAINS (LOSSES) ON INVESTMENTS
                                                       --------------------------------------
                                                                2003      2002       2001
                                                             ---------  --------   -------
Gross realized gains (losses) on investments:
   Fixed maturities available for sale                        $(5,576)   (7,335)     (233)
   Equity securities                                              765        --
   Fixed maturities held to maturity                           (4,707)     (750)       --
   Mortgage loans on real estate                                   --      (800)   (3,196)
   Real estate                                                  7,261        --        --
                                                             --------    ------    ------
                    Total gross realized losses
                        on investments                         (2,257)   (8,885)   (3,429)

Change in valuation allowance for
   mortgage loans on real estate                                 (143)      (71)     (559)
                                                             --------    ------    ------
                    Net realized losses on
                        investments                          $ (2,400)   (8,956)   (3,988)
                                                             ========    ======    ======

         Realized losses on investments, as shown in the table above, include write-downs for OTI impairments (OTI) of $11,939, $0, and $0 for the years ended December 31, 2003, 2002, and 2001, respectively. As of December 31, 2003, fixed maturity securities with a carrying value of $6,132, which have a cumulative write-down of $11,939 due to OTI, remained in the Company's investment portfolio.

                                 14                               (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)

         Amortized cost and estimated fair value of securities available-for-sale and fixed maturities held-to-maturity were as follows:

                                                                       DECEMBER 31, 2003
                                                     --------------------------------------------------
                                                                    GROSS         GROSS
                                                     AMORTIZED    UNREALIZED   UNREALIZED    ESTIMATED
                                                       COST         GAINS         LOSSES     FAIR VALUE
                                                     ----------   -----------  -----------   ----------
Securities available-for-sale:
   Fixed maturities:
       U.S. Treasury securities
            and obligations of U.S.
            government corporations
            and agencies                             $  134,964      4,334      (1,401)        137,897
        Obligations of states and
            political subdivisions                        6,905        803          --           7,708
        Corporate securities                            617,723     50,231      (5,092)        662,862
       Mortgage-backed securities                       324,384     12,907     (37,110)        300,181
                                                     ----------   --------     -------       ---------
                    Total fixed
                        maturities                   $1,083,976     68,275     (43,603)      1,108,648
                                                     ==========   ========     =======       =========

Fixed maturity securities held-to-maturity:

        Corporate securities                         $   48,444     10,867      (4,023)         55,288
        Other                                             2,395        350          --           2,745
                                                     ----------   --------     -------       ---------
                                                     $   50,839     11,217      (4,023)         58,033
                                                     ==========   ========     =======       =========

                                       15                           (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)


                                                                             DECEMBER 31, 2002
                                                             ----------------------------------------------------
                                                                            GROSS        GROSS
                                                             AMORTIZED    UNREALIZED   UNREALIZED      ESTIMATED
                                                                COST        GAINS        LOSSES        FAIR VALUE
                                                             ---------    ----------   ----------      ----------
Securities available-for-sale:
    Fixed maturities:
        U.S. Treasury securities
            and obligations of U.S.
            government corporations
            and agencies                                      $ 40,431       7,000            --          47,431
        Obligations of states and
            political subdivisions                               3,595         139            --           3,734
        Corporate securities                                   506,514      34,884       (20,420)        520,978
        Mortgage-backed securities                             312,295      18,736       (16,365)        314,666
                                                              --------    --------       -------         -------
                     Total fixed
                         maturities                           $862,835      60,759       (36,785)        886,809
                                                              ========    ========       =======         =======
Fixed maturity securities held-to-maturity:

        Corporate securities                                  $ 64,662      11,458        (3,778)         72,342
        Other                                                    2,435         601            --           3,036
                                                              --------    --------       -------         -------
                                                              $ 67,097      12,059        (3,778)         75,378
                                                              ========    ========       =======         =======


         The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:

                                                                2003        2002
                                                             ---------     ------
Gross unrealized gain                                        $  24,672     23,974
Less:
   Adjustment to deferred policy acquisition costs              18,095     13,098
   Deferred federal income tax                                   2,302      3,748
                                                            ----------     ------
                                                            $    4,275      7,128
                                                            ==========     ======

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:

                                                  2003      2002    2001
                                                  ----      ----    ----
Fixed maturity securities available-for-sale   $   698    11,147   3,603
Fixed maturity securities held-to-maturity      (1,087)    5,264   1,805

                                 16                          (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)

         The amortized cost and estimated fair value of fixed maturity securities available-for-sale and fixed maturity securities held-to-maturity as of December 31, 2003, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are allocated based on the last payment date of the underlying mortgage loans with the longest contractual duration as of December 31, 2003.

                                           FIXED MATURITY SECURITIES
                                           -------------------------
                                  AVAILABLE-FOR-SALE        HELD-TO-MATURITY
                                  ------------------        ----------------
                               AMORTIZED     ESTIMATED   AMORTIZED   ESTIMATED
                                  COST      FAIR VALUE     COST      FAIR VALUE
                               ---------    ----------   ---------   ----------
Due in one year or less        $   17,164      17,963         --           --
Due after one year through
   five years                      32,157      35,000     18,443       19,707
Due after five years through
   ten years                      177,210     194,519      3,991        4,781
Due after ten years               857,445     861,166     28,405       33,545
                               ----------   ---------     ------       ------
                               $1,083,976   1,108,648     50,839       58,033
                               ==========   =========     ======       ======

         The Company typically will review investments for potential OTI based on a number of factors. Each security subject to review under these parameters is analyzed by investment personnel to determine the nature of the price decline. For fixed income securities, declines in value related primarily to interest rate changes are deemed to be temporary provided the Company determines that there is the ability and intent to hold those securities until maturity or until price recovery. Declines related to credit quality issues are looked at on the basis of two key criteria. First, the nature of the decline is analyzed to determine whether or not the issues involved are of a long term nature or simply short term. Examples of short-term phenomena that can have adverse impacts on bond prices include trading imbalances due to speculation activity or low overall trading volume and industry-wide rating agency actions that may not be related to the risks and financial condition of a specific issuer. As with interest rate declines, the Company analyzes temporary impairments due to these short-term issues and determines whether or not there is both the ability and intent to hold the security in question until maturity or until price recovery. Secondly, if a decline is deemed OTI, investment personnel analyze any underlying collateral protection to determine the Company's exposure to loss of principal. Collateral valuations may be done by either Company personnel or outside experts, depending on the nature of the collateral. Based upon the valuation of the underlying collateral as compared to the Company's principal exposure, a final determination is made regarding the need to recognize a loss on the security in question.

                                     17                       (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)

         Based upon analysis as described above, the Company believes that no securities reflected in the table below are other-than-temporarily impaired and, therefore, no write-downs were deemed necessary.

                                              LESS THAN 12 MONTHS   12 MONTHS OR LONGER            TOTAL
                                              -------------------   --------------------    -------------------
                                              FAIR     UNREALIZED   FAIR      UNREALIZED    FAIR     UNREALIZED
                                              VALUE      LOSSES     VALUE        LOSSES     VALUE      LOSSES
                                              -----      ------     -----        ------     -----      ------
U.S. Treasury securities and
  obligations of U.S. government
  corporations and agencies                 $     --         --     19,374      (1,401)     19,374    (1,401)
Federal agency mortgage backed
  securities                                  29,171       (628)        --          --      29,171      (628)
Corporate bonds                             $ 46,136     (1,000)    43,664      (3,865)     89,800    (4,865)
                                            --------     ------    -------      ------      ------    ------
          Total impaired securities           75,307     (1,628)    63,038      (5,266)    138,345    (6,894)
                                            ========     ======    =======      ======     =======    ======

         Proceeds from the sale of securities available-for-sale (excluding calls) during 2003, 2002, and 2001 were $106,063, $226,083, and
         $161,821, respectively. Gross gains of $3,668 ($5,757 in 2002 and $1,157 in 2001) and gross losses of $175 ($14,961 in 2002 and $1,264 in
         2001) were realized on those sales.

         Investments with an amortized cost of $3,838 and $3,890 as of December 31, 2003 and 2002, respectively, were on deposit with various regulatory agencies as required by law.

         On December 30, 2003, the Company sold its home office facility to its ultimate parent, Ohio National Financial Services, Inc. (ONFS). The Company received cash proceeds of $34,682 and recognized a gain of $7,261. As of December 31, 2002 and 2001, real estate was presented at cost less accumulated depreciation of $758 and $559, respectively and valuation allowances of $0 in 2002 and 2001.

         The Company generally initiates foreclosure proceedings on all mortgage loans on real estate delinquent sixty days. There were no foreclosed mortgage loans on real estate in 2003 and 2002. The Company foreclosed on one of its mortgage loans on real estate in 2001, the loan had an aggregate value of $3,049.

(5)      FUTURE POLICY BENEFITS AND CLAIMS

         The liability for future policy benefits for universal life insurance policies and investment contracts (approximately 83% and 83% of the total liability for future policy benefits as of December 31, 2003 and 2002, respectively) has been established based on accumulated contract values without reduction for surrender penalty provisions. The average interest rate credited on investment product policies was 5.7%, 6.2% and 6.3% for the years ended December 31, 2003, 2002, and 2001, respectively.

                                     18                       (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)

         The liability for future policy benefits for traditional life policies has been established based upon the net level premium method using the following assumptions:

    YEAR OF ISSUE       INTEREST RATE
--------------------    -------------
2003, 2002, and 2001         4.0%
2000 and prior            2.5 - 6.0%

         Withdrawals:

         Rates, which vary by issue age, type of coverage and policy duration, are based on Company experience.

         Mortality:

         Mortality and morbidity rates are based on published tables, guaranteed in insurance contracts.

(6)      FEDERAL INCOME TAX

         Prior to 1984, the Life Insurance Company Income Tax Act of 1959, as amended by the Deficit Reduction Act of 1984 (DRA), permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in the Policyholders' Surplus Account (PSA). Management considers the likelihood of distributions from the PSA to be remote; therefore, no Federal income tax has been provided for such distributions in the financial statements. The DRA eliminated any additional deferrals to the PSA. Any distributions from the PSA, however, will continue to be taxable at the then current tax rate. The pre-tax balance of the PSA is approximately $5,257 as of December 31, 2003.

         Total Federal income tax expense for the years ended December 31, 2003, 2002, and 2001 differs from the amount computed by applying the U.S. Federal income tax rate to income before federal income tax as follows:

                                                                2003
                                                       ------------------
                                                         AMOUNT        %
                                                       --------    ------
Computed (expected) tax expense                        $ 18,638      35.0
Dividends received deduction and tax exempt interest        (96)     (0.2)
Other, net                                                  (91)     (0.2)
                                                       --------    ------
        Total expense and effective rate               $ 18,451      34.6
                                                       ========    ======

                                  19                    (Continued)

'
                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)

                                                              2002
                                                       ------------------
                                                        AMOUNT       %
                                                       --------     -----
Computed (expected) tax expense                        $ 14,638      35.0
Dividends received deduction and tax exempt interest        (67)     (0.2)
Other, net                                                  353       0.8
                                                       --------     -----
     Total expense and effective rate                  $ 14,924      35.6
                                                       ========     =====

                                                               2001
                                                       ------------------
                                                        AMOUNT         %
                                                       --------      ----
Computed (expected) tax expense                        $ 10,721      35.0
Dividends received deduction and tax exempt interest        (43)     (0.1)
Other, net                                               (2,492)     (8.1)
                                                       --------      ----
     Total expense and effective rate                  $  8,186      26.8
                                                       ========      ====

         The tax effects of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities that give rise to significant components of the net deferred tax liability as of December 31, 2003 and 2002 relate to the following:

                                                                       2003         2002
                                                                       ----         ----
Deferred tax assets:
   Future policy benefits                                            $ 127,636     110,356
   Mortgage loans on real estate                                           849         799
   Capital loss carry-forward                                            2,747       2,686
   Other                                                                   651         506
                                                                       -------     -------
           Total gross deferred tax assets                             131,883     114,347
                                                                       -------     -------
Deferred tax liabilities:
   Deferred policy acquisition costs                                    56,726      48,714
   Fixed maturity securities available-for-sale                          8,600       8,339
   Reinsurance recoverable                                              71,041      58,789
   Fixed assets                                                          2,569          49
   Other                                                                 1,063       1,900
                                                                     ---------     -------
           Total gross deferred tax liabilities                        139,999     117,791
                                                                     ---------     -------
           Net deferred tax liability                                $  (8,116)     (3,444)
                                                                     =========     =======

                                       20                          (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)

         The Company has determined that a deferred tax asset valuation allowance was not needed as of December 31, 2003 and 2002. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers primarily the scheduled reversal of deferred tax liabilities and tax planning strategies in making this assessment and believes it is more likely than not the Company will realize the benefits of the deductible differences remaining at December 31, 2003.

(7)      DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

         SFAS No. 107, Disclosures About Fair Value of Financial Instruments (SFAS No. 107) requires disclosure of fair value information about existing on and off-balance sheet financial instruments. SFAS No. 107 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts, from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

                  CASH, SHORT-TERM INVESTMENTS, POLICY LOANS, AND OTHER POLICYHOLDER FUNDS - The carrying amount reported in the balance sheets for these instruments approximate their fair value.

                  INVESTMENT SECURITIES - Fair value for fixed maturity securities generally represent quoted market prices traded in the public market place. For fixed maturity securities not actively traded, or in case of private placements, fair value is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and duration of the investments.

                  SEPARATE ACCOUNT ASSETS AND LIABILITIES - The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the accumulated contract values in the Separate Account portfolios.

                  MORTGAGE LOANS ON REAL ESTATE - The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

                  DEFERRED AND IMMEDIATE ANNUITIES AND INVESTMENT CONTRACTS - Fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

                                   21                              (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)

         The carrying amount and estimated fair value of financial instruments subject to SFAS No. 107 disclosure requirements were as follows as of December 31:

                                                    2003                   2002
                                            ----------------------  --------------------
                                            CARRYING    ESTIMATED   CARRYING  ESTIMATED
                                             AMOUNT     FAIR VALUE   AMOUNT   FAIR VALUE
                                             ------     ----------   ------   ----------
Assets:
   Investments:

       Fixed maturities
           available-for-sale              $1,108,648   1,108,648   886,809   886,809
       Fixed maturities held-to-maturity       50,839      58,033    67,097    75,378
       Mortgage loans on real estate          320,625     344,796   332,990   363,417
       Policy loans                            51,104      51,104    48,520    48,520
       Cash                                    30,231      30,231    27,643    27,643
       Assets held in Separate Accounts       198,573     198,573   142,259   142,259

Liabilities:
   Deferred and immediate annuity
       contracts                              209,098     218,499   204,527   207,790
   Other policyholder funds                     1,604       1,604     1,687     1,687
   Liabilities related to
       Separate Accounts                      198,573     198,573   142,259   142,259

(8)     ADDITIONAL FINANCIAL INSTRUMENTS DISCLOSURE

        (a)       FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

                  The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. The Company had outstanding commitments to fund venture capital partnerships of approximately $9,514 and $11,696 as of December 31, 2003 and 2002, respectively. These commitments involve to varying degrees, elements of credit and market risk in excess of amounts recognized in the financial statements. The credit risk of all financial instruments, whether on- or off-balance sheet, is controlled through credit approvals, limits, and monitoring procedures.

                                 22                             (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)

         (b)      SIGNIFICANT CONCENTRATIONS OF CREDIT RISK

                  Mortgage loans are collateralized by the underlying properties. Collateral must meet or exceed 125% of the loan at the time the loan is made. The Company grants mainly commercial mortgage loans to customers throughout the United States. The Company has a diversified loan portfolio with no exposure greater than 11% in any state at December 31, 2003. The summary below depicts loan exposure of remaining principal balances by type at December 31:

                                                                 2003      2002
                                                               --------   -------
Mortgage assets by type:
   Retail                                                      $102,787   106,767
   Office                                                        80,079    81,682
   Apartment                                                     59,417    62,746
   Industrial                                                    50,191    48,801
   Other                                                         29,929    34,628
                                                               --------   -------
                                                                322,403   334,624
   Less valuation allowances                                      1,778     1,634
                                                               --------   -------
                    Total mortgage loans on real estate, net   $320,625   332,990
                                                               ========   =======

(9)      REGULATORY RISK-BASED CAPITAL AND DIVIDEND RESTRICTIONS

         ONLAC exceeds the minimum risk-based capital (RBC) requirements as established by the NAIC as of December 31, 2003. Also, the impact of adoption of Codification as of January 1, 2001 (see note 3) did not have a material impact on ONLAC's RBC level.

         The payment of dividends by the Company to its parent, ONLIC, is limited by Ohio insurance laws. The maximum dividend that may be paid without prior approval of the director of the Department is limited to the greater of ONLAC's statutory net income of the preceding calendar year or 10% of unassigned statutory surplus as of the preceding December 31. The Company paid dividends to ONLIC of $8,438 in 2003 ($12,000 in 2002 and $24,000 in 2001). Dividends of approximately $14,600 may be paid in 2004 without prior approval.

(10)     RELATED PARTY TRANSACTIONS

         The Company shares common facilities and management with ONLIC. A written agreement, which either party may terminate upon thirty days notice, provides that ONLIC furnish personnel, space and supplies, accounting, data processing, and related services to ONLAC. There is no assurance that these costs would be similar if the Company had to obtain such services on its own. This agreement resulted in charges to the Company of approximately $21,600, $20,000, and $18,600 in 2003, 2002, and 2001, respectively.

         During 2003, the Company received a $15,000 capital contribution from its parent, ONLIC.

                                   23                                (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)

         On December 30, 2003, the Company sold its home office facility to its ultimate parent, ONFS. The Company received cash proceeds of $34,682 and recognized a gain of $7,261 (see note 4).

         In 2001, the Company sold fixed maturity securities with a carrying value of $100,390 to ONLIC. In exchange for these securities, the Company received limited partnerships valued at $29,737, mortgage loans valued at $68,799 and $1,854 in cash.

(11)     REINSURANCE

         In the ordinary course of business, the Company reinsures certain risks with its parent, ONLIC, and other insurance companies. Amounts in the accompanying financial statements related to ceded business are as follows:

                                                                                               2003
                                                                                      ------------------------
                                                                                      AFFILIATE   NONAFFILIATE
                                                                                      ---------   ------------
Premiums                                                                               $  6,324       54,816
Benefits incurred                                                                         4,975       62,156
Commission and expense allowances                                                         1,008       15,435
Reinsurance recoverable:
   Reserves for future policy benefits                                                   54,562      146,031
   Policy and contract claims payable                                                       245        7,185

                                                                                               2002
                                                                                      ------------------------
                                                                                      AFFILIATE    NONAFFILIATE
                                                                                      ---------    ------------
Premiums                                                                              $ (4,197)       42,578
Benefits incurred                                                                        6,074        17,803
Commission and expense allowances                                                        1,081         9,928
Reinsurance recoverable:
   Reserves for future policy benefits                                                  52,300       115,073
   Policy and contract claims payable                                                      306         2,155

                                                                                               2001
                                                                                      ------------------------
                                                                                       AFFILIATE  NONAFFILIATE
                                                                                       ---------  ------------
Premiums                                                                               $ 27,432       33,576
Benefits incurred                                                                        16,826       15,490
Commission and expense allowances                                                         1,165        6,989
Reinsurance recoverable:
   Reserves for future policy benefits                                                   75,554      100,763
   Policy and contract claims payable                                                     3,205        1,541

                                       24                           (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)

         Net traditional life and accident and health insurance premium income in 2003, 2002, and 2001 is summarized as follows:


                                          2003        2002       2001
                                        --------     ------     ------
Direct premiums earned                  $ 96,391     81,180     66,438
Reinsurance assumed                        1,405      1,374      2,098
Reinsurance ceded                        (61,140)   (38,381)   (61,009)
                                        --------    -------    -------
            Net premiums earned         $ 36,656     44,173      7,527
                                        ========    =======    =======

         Reinsurance does not discharge the Company from its primary liability to policyholders and to the extent that a reinsurer should be unable to meet its obligations, the Company would be liable to policyholders.

         Effective January 1, 2002, the Company terminated its individual life reinsurance agreement with The Ohio National Life Insurance Company, the Company's parent. The effect of the termination of this agreement cost the Company approximately $7.2 million, net of federal income taxes of $3.9 million.

(12)     CONTINGENCIES

         The Company is a defendant in various legal actions arising in the normal course of business. While the outcome of such matters cannot be predicted with certainty, management believes such matters will be resolved without material adverse impact on the financial condition of the Company.

                                 25                                  (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)

(13)     OTHER COMPREHENSIVE INCOME

         Other Comprehensive Income includes net income as well as certain items that are reported directly within the separate components of stockholder's equity that bypass net income. The related before and after federal tax amounts for the years ended December 31, 2003, 2002, and 2001 were as follows:

                                                  2003       2002      2001
                                                  ----       ----      ----
Unrealized gains (losses) on securities
   available for sale arising during the
   period:
       Net of adjustment to deferred policy
            acquisition costs                    $(5,234)   (2,303)    2,001
       Related Federal tax (expense) benefit       1,780       863      (568)
                                                 -------    ------    ------
                    Net                           (3,454)   (1,440)    1,433
                                                 -------    ------    ------
Less:
   Reclassification adjustment for net
        (losses) gains on securities available
        for sale realized during the period:

            Gross                                   (935)   (6,877)     (416)
            Related Federal tax benefit              325     2,407       146
                                                 -------    ------    ------
                    Net                             (610)   (4,470)     (270)
                                                 -------    ------    ------
                    Total other comprehensive
                        income                   $(2,844)    3,030     1,703
                                                 =======    ======    ======

                                   26                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)

(14)     SEGMENT INFORMATION

         The Company conducts its business in one primary operating segment: individual life insurance. Individual life insurance includes universal life, variable universal life and term life. All products within this segment share similar distribution systems and some degree of mortality (loss of life) risk. All other amounts not attributable to this segment are aggregated into a single column for presentation purposes. There are no other significant segments requiring separate identification. The sum of the financial information from these segments equals the information for the Company as a whole.

                     YEAR ENDED OR AS OF DECEMBER 31, 2003

                                                            INDIVIDUAL LIFE
                                                               INSURANCE         ALL OTHER        TOTAL
                                                            ------------         ---------    ---------
Revenues:
   Universal life policy charges                              $    76,110              --        76,110
   Traditional life insurance premiums                             29,004              --        29,004
   Accident and health insurance premiums                              --           7,652         7,652
   Annuity premiums and charges                                        --             593           593
   Net investment income                                           89,335          19,593       108,928
   Net realized losses on investments                              (2,400)             --        (2,400)
                                                              -----------         -------     ---------
                                                                  192,049          27,838       219,887
                                                              -----------         -------     ---------
Benefits and expenses:
   Benefits and claims                                            117,153          20,137       137,290
   Other operating costs and expenses                              14,658          14,688        29,346
                                                              -----------         -------     ---------
                                                                  131,811          34,825       166,636
                                                              -----------         -------     ---------
Income (loss) before Federal income taxes                     $    60,238          (6,987)       53,251
                                                              ===========         =======     =========
Total assets as of December 31, 2003                          $ 1,829,870         434,666     2,264,536
                                                              ===========         =======     =========

                                       27                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (a wholly owned subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2003, 2002, and 2001

                             (dollars in thousands)

                     YEAR ENDED OR AS OF DECEMBER 31, 2002

                                                      INDIVIDUAL LIFE
                                                         INSURANCE            ALL OTHER          TOTAL
                                                      ------------            ---------        --------
Revenues:
   Universal life policy charges                      $    69,777                  --            69,777
   Traditional life insurance premiums                     36,233                  --            36,233
   Accident and health insurance premiums                      --               7,940             7,940
   Annuity premiums and charges                                --                 689               689
   Net investment income                                   82,114              17,417            99,531
   Net realized losses on investments                          (7)             (8,949)           (8,956)
                                                      -----------             -------         ---------
                                                          188,117              17,097           205,214
                                                      -----------             -------         ---------
Benefits and expenses:
   Benefits and claims                                    111,581              19,214           130,795
   Other operating expenses                                15,380              17,217            32,597
                                                      -----------             -------         ---------
                                                          126,961              36,431           163,392
                                                      -----------             -------         ---------
Income (loss) before Federal income taxes             $    61,156             (19,334)           41,822
                                                      ===========             =======         =========
Total assets as of December 31, 2002                  $ 1,571,466             421,045         1,992,511
                                                      ===========             =======         =========

                     YEAR ENDED OR AS OF DECEMBER 31, 2002

                                           INDIVIDUAL LIFE
                                              INSURANCE        ALL OTHER         TOTAL
                                              ---------        ---------         -----
Revenues:
   Universal life policy charges            $    65,006             73           65,079
   Traditional life insurance premiums             (345)            --             (345)
   Accident and health insurance premiums            --          7,872            7,872
   Annuity premiums and charges                      --            462              462
   Net investment income                         73,648         15,862           89,510
   Net realized losses on investments                --         (3,988)          (3,988)
                                            -----------        -------        ---------
                                                138,309         20,281          158,590
                                            -----------        -------        ---------
Benefits and expenses:
   Benefits and claims                           74,390         16,740           91,130
   Other operating expenses                      33,982          2,847           36,829
                                            -----------        -------        ---------
                                                108,372         19,587          127,959
                                            -----------        -------        ---------
Income before Federal income taxes          $    29,937            694           30,631
                                            ===========        =======        =========
Total assets as of December 31, 2001        $ 1,475,369        347,766        1,823,135
                                            ===========        =======        =========

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF ASSETS AND CONTRACT OWNERS' EQUITY              DECEMBER 31, 2003

                                                                  ASSETS         CONTRACT OWNERS' EQUITY
                                                              --------------     -----------------------
                                                                                      CONTRACTS IN
                                                              INVESTMENTS AT       ACCUMULATION PERIOD
                                                                FAIR VALUE              (NOTE 2)
                                                              --------------     -----------------------
OHIO NATIONAL FUND, INC.:
Equity Subaccount
1,580,594 Shares (Cost $40,088,548).........................   $ 39,167,124           $ 39,167,124
Money Market Subaccount
699,797 Shares (Cost $6,997,967)............................      6,997,967              6,997,967
Bond Subaccount
364,600 Shares (Cost $3,759,550)............................      3,901,225              3,901,225
Omni Subaccount
574,723 Shares (Cost $9,382,933)............................      7,097,831              7,097,831
International Subaccount
1,398,574 Shares (Cost $17,397,791).........................     12,181,577             12,181,577
Capital Appreciation Subaccount
947,795 Shares (Cost $12,498,177)...........................     13,790,419             13,790,419
Discovery Subaccount
920,368 Shares (Cost $19,819,823)...........................     15,406,962             15,406,962
International Small Company Subaccount
337,129 Shares (Cost $4,477243).............................      4,136,571              4,136,571
Aggressive Growth Subaccount
550,655 Shares (Cost $4,600,769)............................      3,012,081              3,012,081
Small Cap Growth Subaccount
370,634 Shares (Cost $4,157,253)............................      2,720,454              2,720,454
Mid Cap Opportunity Subaccount
968,362 Shares (Cost $13,849,801)...........................     13,498,964             13,498,964
S&P 500 Index Subaccount
1,963,922 Shares (Cost $25,109,756).........................     22,604,745             22,604,745
Blue Chip Subaccount
128,667 Shares (Cost $1,182,403)............................      1,302,108              1,302,108
High Income Bond Subaccount
127,035 Shares (Cost $938,888)..............................        995,958                995,958
Capital Growth Subaccount
135,225 Shares (Cost $2,685,978)............................      1,941,834              1,941,834
Nasdaq-100 Index Subaccount
247,805 Shares (Cost $850,110)..............................        941,659                941,659
Bristol Subaccount
8,528 Shares (Cost $73,300).................................         88,949                 88,949
Bryton Growth Subaccount
19,464 Shares (Cost $163,457)...............................        181,597                181,597

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF ASSETS AND CONTRACT OWNERS' EQUITY              DECEMBER 31, 2003

                                                                  ASSETS         CONTRACT OWNERS' EQUITY
                                                              --------------     -----------------------
                                                                                      CONTRACTS IN
                                                              INVESTMENTS AT       ACCUMULATION PERIOD
                                                                FAIR VALUE              (NOTE 2)
                                                              --------------     -----------------------
JANUS ASPEN SERIES -- INSTITUTIONAL SHARES:
Growth Subaccount
362,192 Shares (Cost $9,309,620)............................   $  6,964,970           $  6,964,970
Worldwide Growth Subaccount
177,656 Shares (Cost $6,511,762)............................      4,587,094              4,587,094
Balanced Subaccount
164,327 Shares (Cost $3,886,567)............................      3,776,235              3,776,235

STRONG VARIABLE INSURANCE FUNDS, INC.:
Opportunity II Subaccount
93,122 Shares (Cost $1,771,587).............................      1,768,379              1,768,379
Multi Cap Value II Subaccount
36,995 Shares (Cost $343,509)...............................        372,905                372,905
Mid Cap Growth II Subaccount
143,117 Shares (Cost $2,857,149)............................      1,964,993              1,964,993

GOLDMAN SACHS VARIABLE INSURANCE TRUST:
Growth & Income Subaccount
110,558 Shares (Cost $1,065,893)............................      1,105,580              1,105,580
Core US Equity Subaccount
24,296 Shares (Cost $247,514)...............................        265,308                265,308
Capital Growth Subaccount
40,664 Shares (Cost $395,197)...............................        389,972                389,972

VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS -- CLASS I:
US Real Estate Subaccount
36,775 Shares (Cost $437,822)...............................        572,957                572,957

LAZARD RETIREMENT SERIES, INC.:
Emerging Market Subaccount
142,553 Shares (Cost $1,179,104)............................      1,529,594              1,529,594
Small Cap Subaccount
258,204 Shares (Cost $3,184,290)............................      3,798,176              3,798,176

PBHG INSURANCE SERIES FUND:
Technology & Communications Subaccount
85,002 Shares (Cost $240,045)...............................        185,305                185,305

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF ASSETS AND CONTRACT OWNERS' EQUITY              DECEMBER 31, 2003

                                                                  ASSETS         CONTRACT OWNERS' EQUITY
                                                              --------------     -----------------------
                                                                                      CONTRACTS IN
                                                              INVESTMENTS AT       ACCUMULATION PERIOD
                                                                FAIR VALUE              (NOTE 2)
                                                              --------------     -----------------------
FIDELITY VARIABLE INSURANCE PRODUCTS FUND -- SERVICE CLASS
  2:
VIP Mid-Cap Subaccount
145,052 Shares (Cost $2,719,519)............................   $  3,476,901           $  3,476,901
VIP Contrafund Subaccount
87,943 Shares (Cost $1,695,839).............................      2,016,537              2,016,537
VIP Growth Subaccount
28,890 Shares (Cost $855,000)...............................        887,494                887,494
VIP Equity Income Subaccount
714 Shares (Cost $15,620)...................................         16,383                 16,383

JANUS ASPEN SERIES -- SERVICE SHARES:
Growth Subaccount
86,310 Shares (Cost $1,711,495).............................      1,643,344              1,643,344
Worldwide Growth Subaccount
76,555 Shares (Cost $2,066,928).............................      1,967,460              1,967,460
Balanced Subaccount
130,200 Shares (Cost $2,961,003)............................      3,101,364              3,101,364
International Growth Subaccount
1,939 Shares (Cost $37,927).................................         44,381                 44,381

J.P. MORGAN SERIES TRUST II:
Small Company Subaccount
5,609 Shares (Cost $67,101).................................         78,865                 78,865
Mid Cap Value Subaccount
41,049 Shares (Cost $754,580)...............................        886,253                886,253

MFS VARIABLE INSURANCE TRUST -- SERVICE CLASS:
New Discovery Subaccount
6,884 Shares (Cost $84,520).................................         95,345                 95,345
Investors Growth Stock Subaccount
10,343 Shares (Cost $83,691)................................         88,638                 88,638
Mid Cap Growth Subaccount
19,070 Shares (Cost $106,639)...............................        116,710                116,710
Total Return Subaccount
107,354 Shares (Cost $1,921,541)............................      2,086,953              2,086,953

THE PRUDENTIAL SERIES FUND, INC.:
Jennison Subaccount
2,342 Shares (Cost $34,642).................................         38,545                 38,545
Jennison 20/20 Subaccount
1,091 Shares (Cost $10,529).................................         11,562                 11,562

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF ASSETS AND CONTRACT OWNERS' EQUITY              DECEMBER 31, 2003

                                                                  ASSETS         CONTRACT OWNERS' EQUITY
                                                              --------------     -----------------------
                                                                                      CONTRACTS IN
                                                              INVESTMENTS AT       ACCUMULATION PERIOD
                                                                FAIR VALUE              (NOTE 2)
                                                              --------------     -----------------------
UBS SERIES TRUST:
Tactical Allocation Subaccount
3,083 Shares (Cost $31,451).................................   $     37,863           $     37,863

PIMCO VARIABLE INSURANCE TRUST -- ADMINISTRATIVE SHARES:
Real Return Subaccount
73,165 Shares (Cost $886,713)...............................        904,315                904,315
Total Return Subaccount
171,561 Shares (Cost $1,785,949)............................      1,777,366              1,777,366
Global Bond Subaccount
22,960 Shares (Cost $279,103)...............................        299,166                299,166

CALVERT VARIABLE SERIES, INC.:
Social Equity Subaccount
16,776 Shares (Cost $227,554)...............................        265,397                265,397

DREYFUS VARIABLE INVESTMENT FUND -- SERVICE CLASS:
Appreciation Subaccount
4,078 Shares (Cost $129,972)................................        139,925                139,925

ROYCE CAPITAL FUND:
Small-Cap Subaccount
96,608 Shares (Cost $695,346)...............................        733,251                733,251
Mid-Cap Subaccount
50,413 Shares (Cost $499,114)...............................        549,502                549,502

VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS -- CLASS II:
Core Plus Fixed Income Subaccount
2,460 Shares (Cost $28,034).................................         28,336                 28,336
US Real Estate Subaccount
2,033 Shares (Cost $29,200).................................         31,600                 31,600
                                                               ------------           ------------

TOTALS......................................................   $198,572,949           $198,572,949
                                                               ============           ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS                 FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                          OHIO NATIONAL FUND, INC.
                                            -------------------------------------------------------------------------------------
                                                                                                                       CAPITAL
                                              EQUITY      MONEY MARKET      BOND          OMNI       INTERNATIONAL   APPRECIATION
                                            SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                            -----------   ------------   -----------   -----------   -------------   ------------
                                               2003           2003          2003          2003           2003            2003
                                            -----------   ------------   -----------   -----------   -------------   ------------
Investment activity:
  Reinvested dividends....................  $    57,182   $    55,175    $   239,083   $   111,671    $    46,621    $    30,009
  Risk & administrative expense (note
     3)...................................     (234,083)      (53,335)       (32,175)      (46,601)       (76,740)       (85,647)
                                            -----------   -----------    -----------   -----------    -----------    -----------
       Net investment activity............     (176,901)        1,840        206,908        65,070        (30,119)       (55,638)
                                            -----------   -----------    -----------   -----------    -----------    -----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains.............            0             0              0             0              0              0
     Realized gain (loss).................     (586,332)        2,004         93,280      (281,187)    (1,134,429)      (160,286)
     Unrealized gain......................   12,310,478             0        129,238     1,646,475      4,134,521      3,461,185
                                            -----------   -----------    -----------   -----------    -----------    -----------
       Net gain on investments............   11,724,146         2,004        222,518     1,365,288      3,000,092      3,300,899
                                            -----------   -----------    -----------   -----------    -----------    -----------
          Net increase in contract owners'
            equity from operations........  $11,547,245   $     3,844    $   429,426   $ 1,430,358    $ 2,969,973    $ 3,245,261
                                            ===========   ===========    ===========   ===========    ===========    ===========

                                             OHIO NATIONAL FUND, INC.
                                            ---------------------------
                                                          INTERNATIONAL
                                             DISCOVERY      SMALL CO.
                                            SUBACCOUNT     SUBACCOUNT
                                            -----------   -------------
                                               2003           2003
                                            -----------   -------------
Investment activity:
  Reinvested dividends....................  $         0    $     6,908
  Risk & administrative expense (note
     3)...................................      (96,194)       (23,499)
                                            -----------    -----------
       Net investment activity............      (96,194)       (16,591)
                                            -----------    -----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains.............            0              0
     Realized gain (loss).................     (721,446)      (114,986)
     Unrealized gain......................    4,986,397      1,509,012
                                            -----------    -----------
       Net gain on investments............    4,264,951      1,394,026
                                            -----------    -----------
          Net increase in contract owners'
            equity from operations........  $ 4,168,757    $ 1,377,435
                                            ===========    ===========

                                                                          OHIO NATIONAL FUND, INC.
                                            -------------------------------------------------------------------------------------
                                                                                                        SOCIAL
                                            AGGRESSIVE     SMALL CAP       MID CAP         S&P         AWARENESS
                                              GROWTH         GROWTH      OPPORTUNITY    500 INDEX     SUBACCOUNT      BLUE CHIP
                                            SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      (NOTE 5)       SUBACCOUNT
                                            -----------   ------------   -----------   -----------   -------------   ------------
                                               2003           2003          2003          2003           2003            2003
                                            -----------   ------------   -----------   -----------   -------------   ------------
Investment activity:
  Reinvested dividends....................  $         0   $         0    $     4,091   $   226,701    $     1,183    $    13,619
  Risk & administrative expense (note
     3)...................................      (19,743)      (16,697)       (81,113)     (136,157)          (539)        (6,763)
                                            -----------   -----------    -----------   -----------    -----------    -----------
       Net investment activity............      (19,743)      (16,697)       (77,022)       90,544            644          6,856
                                            -----------   -----------    -----------   -----------    -----------    -----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains.............            0             0              0             0              0              0
     Realized gain (loss).................     (369,250)     (401,340)      (292,493)     (691,684)      (164,921)        (7,459)
     Unrealized gain......................    1,111,508     1,266,034      4,512,181     5,177,162        175,861        253,611
                                            -----------   -----------    -----------   -----------    -----------    -----------
       Net gain on investments............      742,258       864,694      4,219,688     4,485,478         10,940        246,152
                                            -----------   -----------    -----------   -----------    -----------    -----------
          Net increase in contract owners'
            equity from operations........  $   722,515   $   847,997    $ 4,142,666   $ 4,576,022    $    11,584    $   253,008
                                            ===========   ===========    ===========   ===========    ===========    ===========

                                            OHIO NATIONAL FUND, INC.
                                            -------------------------
                                              EQUITY
                                              INCOME      HIGH INCOME
                                            SUBACCOUNT       BOND
                                             (NOTE 5)     SUBACCOUNT
                                            -----------   -----------
                                               2003          2003
                                            -----------   -----------
Investment activity:
  Reinvested dividends....................  $     1,517   $    68,918
  Risk & administrative expense (note
     3)...................................         (613)       (6,264)
                                            -----------   -----------
       Net investment activity............          904        62,654
                                            -----------   -----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains.............            0             0
     Realized gain (loss).................      (45,188)        9,048
     Unrealized gain......................       55,402       100,417
                                            -----------   -----------
       Net gain on investments............       10,214       109,465
                                            -----------   -----------
          Net increase in contract owners'
            equity from operations........  $    11,118   $   172,119
                                            ===========   ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS                 FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                 OHIO NATIONAL FUND, INC.
                                             ----------------------------------------------------------------
                                               CAPITAL                                              BRYTON
                                               GROWTH        NASDAQ-100 INDEX       BRISTOL         GROWTH
                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                             -----------     ----------------     -----------     -----------
                                                2003               2003              2003            2003
                                             -----------     ----------------     -----------     -----------
Investment activity:
  Reinvested dividends.....................  $         0        $       0         $       255     $         0
  Risk & administrative expense (note 3)...      (11,438)          (3,462)               (374)           (533)
                                             -----------        ---------         -----------     -----------
       Net investment activity.............      (11,438)          (3,462)               (119)           (533)
                                             -----------        ---------         -----------     -----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains..............            0                0                   0               0
     Realized gain (loss)..................     (198,682)          (4,832)                341             807
     Unrealized gain.......................      739,891          178,552              15,176          18,085
                                             -----------        ---------         -----------     -----------
       Net gain on investments.............      541,209          173,720              15,517          18,892
                                             -----------        ---------         -----------     -----------
          Net increase in contract owners'
            equity from operations.........  $   529,771        $ 170,258         $    15,398     $    18,359
                                             ===========        =========         ===========     ===========

                                               JANUS ASPEN SERIES - INSTITUTIONAL SHARES
                                             ----------------------------------------------
                                                                WORLDWIDE
                                                GROWTH            GROWTH         BALANCED
                                              SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                             -------------     ------------     -----------
                                                 2003              2003            2003
                                             -------------     ------------     -----------
Investment activity:
  Reinvested dividends.....................   $     5,720      $    46,182      $    81,028
  Risk & administrative expense (note 3)...       (44,933)         (31,036)         (27,340)
                                              -----------      -----------      -----------
       Net investment activity.............       (39,213)          15,146           53,688
                                              -----------      -----------      -----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains..............             0                0                0
     Realized gain (loss)..................      (390,857)        (469,717)         (81,794)
     Unrealized gain.......................     2,078,145        1,347,652          482,979
                                              -----------      -----------      -----------
       Net gain on investments.............     1,687,288          877,935          401,185
                                              -----------      -----------      -----------
          Net increase in contract owners'
            equity from operations.........   $ 1,648,075      $   893,081      $   454,873
                                              ===========      ===========      ===========

                                                    STRONG VARIABLE INSURANCE FUNDS INC.
                                                ---------------------------------------------
                                                 OPPORTUNITY       MULTI CAP        MID CAP
                                                      II            VALUE II       GROWTH II
                                                  SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                --------------     ----------     -----------
                                                     2003             2003           2003
                                                --------------     ----------     -----------
Investment activity:
  Reinvested dividends........................   $     1,185       $     332      $         0
  Risk & administrative expense (note 3)......       (10,960)         (2,185)         (12,156)
                                                 -----------       ---------      -----------
     Net investment activity..................        (9,775)         (1,853)         (12,156)
                                                 -----------       ---------      -----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains.................             0               0                0
     Realized gain (loss).....................       (79,006)        (10,485)        (178,858)
     Unrealized gain..........................       570,873         109,893          653,301
                                                 -----------       ---------      -----------
       Net gain on investments................       491,867          99,408          474,443
                                                 -----------       ---------      -----------
          Net increase in contract owners'
            equity from operations............   $   482,092       $  97,555      $   462,287
                                                 ===========       =========      ===========

                                                                                                   VAN KAMPEN
                                                                                                   UNIV. INST.
                                                                                                     FUNDS -
                                                  GOLDMAN SACHS VARIABLE INSURANCE TRUST             CLASS I
                                                -------------------------------------------     -----------------
                                                 GROWTH &         CORE US         CAPITAL            CAPITAL
                                                  INCOME          EQUITY          GROWTH             GROWTH
                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT         SUBACCOUNT
                                                -----------     -----------     -----------     -----------------
                                                   2003            2003            2003               2003
                                                -----------     -----------     -----------     -----------------
Investment activity:
  Reinvested dividends........................  $    13,023     $     1,661     $       950        $         0
  Risk & administrative expense (note 3)......       (6,447)         (1,574)         (2,474)            (3,603)
                                                -----------     -----------     -----------        -----------
     Net investment activity..................        6,576              87          (1,524)            (3,603)
                                                -----------     -----------     -----------        -----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains.................            0               0               0                  0
     Realized gain (loss).....................      (31,646)        (13,428)        (12,423)            17,186
     Unrealized gain..........................      220,851          67,976          86,689            144,314
                                                -----------     -----------     -----------        -----------
       Net gain on investments................      189,205          54,548          74,266            161,500
                                                -----------     -----------     -----------        -----------
          Net increase in contract owners'
            equity from operations............  $   195,781     $    54,635     $    72,742        $   157,897
                                                ===========     ===========     ===========        ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS                 FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                               PBHG
                                                 LAZARD RETIREMENT           INSURANCE
                                                   SERIES, INC.             SERIES FUND
                                             -------------------------     -------------
                                              EMERGING        SMALL
                                               MARKET          CAP         TECH. & COMM.
                                             SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                             ----------     ----------     -------------
                                                2003           2003            2003
                                             ----------     ----------     -------------
Investment activity:
  Reinvested dividends
     Risk & administrative expense (note
     3)....................................   $    637       $      0        $      0
     Net investment activity...............     (7,655)       (21,575)           (914)
                                              --------       --------        --------
                                                (7,018)       (21,575)           (914)
                                              --------       --------        --------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains..............          0              0               0
       Realized gain (loss)................     (1,972)       (17,667)        (18,643)
       Unrealized gain.....................    485,165        993,760          69,447
                                              --------       --------        --------
          Net gain on investments..........    483,193        976,093          50,804
                                              --------       --------        --------
            Net increase in contract
               owners' equity from
               operations..................   $476,175       $954,518        $ 49,890
                                              ========       ========        ========


                                              FIDELITY VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS 2
                                             -------------------------------------------------------------
                                                VIP              VIP             VIP              VIP
                                              MID-CAP        CONTRAFUND         GROWTH       EQUITY INCOME
                                             SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                             ----------     -------------     ----------     -------------
                                                2003            2003             2003          2003 (e)
                                             ----------     -------------     ----------     -------------
Investment activity:
  Reinvested dividends
     Risk & administrative expense (note
     3)....................................   $  5,018        $  3,647         $    656          $  0
     Net investment activity...............    (16,747)         (9,988)          (4,276)          (10)
                                              --------        --------         --------          ----
                                               (11,729)         (6,341)          (3,620)          (10)
                                              --------        --------         --------          ----
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains..............          0               0                0             0
       Realized gain (loss)................      6,844           3,160           (9,001)            3
       Unrealized gain.....................    836,190         379,866          195,013           763
                                              --------        --------         --------          ----
          Net gain on investments..........    843,034         383,026          186,012           766
                                              --------        --------         --------          ----
            Net increase in contract
               owners' equity from
               operations..................   $831,305        $376,685         $182,392          $756
                                              ========        ========         ========          ====

                                                  JANUS ASPEN SERIES - SERVICE SHARES                 J.P. MORGAN SERIES TRUST II
                                       ----------------------------------------------------------     ---------------------------
                                                      WORLDWIDE                     INTERNATIONAL        SMALL          MID CAP
                                         GROWTH         GROWTH        BALANCED         GROWTH           COMPANY          VALUE
                                       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                       ----------     ----------     ----------     -------------     -----------     -----------
                                          2003           2003           2003            2003             2003            2003
                                       ----------     ----------     ----------     -------------     -----------     -----------
Investment activity:
  Reinvested dividends...............   $      0       $ 14,145       $ 53,538         $  160           $     0        $    780
  Risk & administrative expense (note
     3)..............................     (9,410)       (11,104)       (19,558)          (118)             (395)         (3,715)
                                        --------       --------       --------         ------           -------        --------
     Net investment activity.........     (9,410)         3,041         33,980             42              (395)         (2,935)
                                        --------       --------       --------         ------           -------        --------
  Realized & unrealized gain (loss)
     on investments:
     Reinvested capital gains........          0              0              0              0                 0               0
     Realized gain (loss)............    (31,208)       (27,512)       (21,549)           217            (2,368)          1,495
     Unrealized gain.................    407,107        388,222        341,111          6,450            20,609         137,285
                                        --------       --------       --------         ------           -------        --------
       Net gain on investments.......    375,899        360,710        319,562          6,667            18,241         138,780
                                        --------       --------       --------         ------           -------        --------
          Net increase in contract
            owners' equity from
            operations...............   $366,489       $363,751       $353,542         $6,709           $17,846        $135,845
                                        ========       ========       ========         ======           =======        ========

---------------

(e) Period from October 1, 2003, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS                 FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                                                        THE PRUDENTIAL SERIES
                                            MFS VARIABLE INSURANCE TRUST - SERVICE CLASS                     FUND, INC.
                                      ---------------------------------------------------------     -----------------------------
                                         NEW          INVESTORS        MID CAP         TOTAL                           JENNISON
                                      DISCOVERY      GROWTH STOCK       GROWTH         RETURN         JENNISON          20/20
                                      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                      ----------     ------------     ----------     ----------     ------------     ------------
                                         2003            2003            2003           2003            2003             2003
                                      ----------     ------------     ----------     ----------     ------------     ------------
Investment activity:
  Reinvested dividends..............   $     0         $     0         $      0       $ 16,833        $     0          $     0
  Risk & administrative expense
     (note 3).......................      (412)           (368)            (302)        (9,239)           (99)             (18)
                                       -------         -------         --------       --------        -------          -------
     Net investment activity........      (412)           (368)            (302)         7,594            (99)             (18)
                                       -------         -------         --------       --------        -------          -------
  Realized & unrealized gain (loss)
     on investments:
     Reinvested capital gains.......         0               0                0              0              0                0
     Realized gain (loss)...........     1,886            (127)             216          5,736            123               80
     Unrealized gain................    14,658          10,660           11,660        196,879          4,017            1,032
                                       -------         -------         --------       --------        -------          -------
       Net gain on investments......    16,544          10,533           11,876        202,615          4,140            1,112
                                       -------         -------         --------       --------        -------          -------
          Net increase in contract
            owners' equity from
            operations..............   $16,132         $10,165         $ 11,574       $210,209        $ 4,041          $ 1,094
                                       =======         =======         ========       ========        =======          =======

                                                                                                      CALVERT
                                                                                                      VARIABLE         DREYFUS
                                      UBS SERIES          PIMCO VARIABLE INSURANCE TRUST -          SERIES, INC.       VARIABLE
                                        TRUST                  ADMINISTRATIVE SHARES                ------------     INV. FUND -
                                      ----------     ------------------------------------------                        SERVICE
                                                                                                       SOCIAL           CLASS
                                       TACTICAL          REAL           TOTAL          GLOBAL          EQUITY        ------------
                                      ALLOCATION        RETURN          RETURN          BOND         SUBACCOUNT      APPRECIATION
                                      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT       (NOTE 5)        SUBACCOUNT
                                      ----------     ------------     ----------     ----------     ------------     ------------
                                         2003            2003            2003           2003          2003 (d)         2003 (c)
                                      ----------     ------------     ----------     ----------     ------------     ------------
Investment activity:
  Reinvested dividends..............   $   130         $24,321         $ 33,828       $  3,932        $    32          $ 1,476
  Risk & administrative expense
     (note 3).......................      (197)         (6,554)          (9,355)        (1,239)        (1,211)            (340)
                                       -------         -------         --------       --------        -------          -------
     Net investment activity........       (67)         17,767           24,473          2,693         (1,179)           1,136
                                       -------         -------         --------       --------        -------          -------
  Realized & unrealized gain (loss)
     on investments:
     Reinvested capital gains.......         0          18,426           14,142          1,800              0                0
     Realized gain (loss)...........       707           4,850           (2,182)         1,226          1,628               65
     Unrealized gain (loss).........     6,233          14,431          (11,176)        19,251         37,843            9,953
                                       -------         -------         --------       --------        -------          -------
       Net gain on investments......     6,940          37,707              784         22,277         39,471           10,018
                                       -------         -------         --------       --------        -------          -------
          Net increase in contract
            owners' equity from
            operations..............   $ 6,873         $55,474         $ 25,257       $ 24,970        $38,292          $11,154
                                       =======         =======         ========       ========        =======          =======

---------------

(c) Period from May 1, 2003, date of commencement of operations.

(d) Period from May 2, 2003, date of commencement of operations.

    The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS                 FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                                               VAN KAMPEN UNIVERSAL
                                                                                               INSTITUTIONAL FUNDS -
                                                                 ROYCE CAPITAL FUND                  CLASS II
                                                              -------------------------     ---------------------------
                                                                                             CORE PLUS        US REAL
                                                              SMALL-CAP      MICRO-CAP      FIXED INCOME       ESTATE
                                                              SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                              ----------     ----------     ------------     ----------
                                                               2003 (c)       2003 (c)        2003 (d)        2003 (c)
                                                              ----------     ----------     ------------     ----------
Investment activity:
  Reinvested dividends......................................   $     0        $     0         $     3         $     0
  Risk & administrative expense (note 3)....................    (1,481)        (1,247)            (59)            (17)
                                                               -------        -------         -------         -------
     Net investment activity................................    (1,481)        (1,247)            (56)            (17)
                                                               -------        -------         -------         -------
  Realized & unrealized gain on investments:
     Reinvested capital gains...............................    38,008         19,422              37               0
     Realized gain..........................................     2,773            351               0             105
     Unrealized gain........................................    37,905         50,388             301           2,399
                                                               -------        -------         -------         -------
       Net gain on investments..............................    78,686         70,161             338           2,504
                                                               -------        -------         -------         -------
          Net increase in contract owners' equity from
            operations......................................   $77,205        $68,914         $   282         $ 2,487
                                                               =======        =======         =======         =======

---------------

(c) Period from May 1, 2003, date of commencement of operations.

(d) Period from May 2, 2003, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2003 AND 2002

                                                                    OHIO NATIONAL FUND, INC.
                                                     -------------------------------------------------------
                                                              EQUITY                    MONEY MARKET
                                                            SUBACCOUNT                   SUBACCOUNT
                                                     -------------------------   ---------------------------
                                                        2003          2002           2003           2002
                                                     -----------   -----------   ------------   ------------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity..........................  $  (176,901)  $  (104,054)  $      1,840   $     50,531
  Reinvested capital gains.........................            0             0              0              0
  Realized gain (loss).............................     (586,332)     (888,584)         2,004          1,259
  Unrealized gain (loss)...........................   12,310,478    (5,294,586)             0              0
                                                     -----------   -----------   ------------   ------------
     Net increase (decrease) in contract owners'
       equity from operations......................   11,547,245    (6,287,224)         3,844         51,790
                                                     -----------   -----------   ------------   ------------
Equity transactions:
  Contract purchase payments.......................    4,148,383     4,392,227      4,302,238      8,964,708
  Transfers from fixed & other subaccounts.........    2,840,039     2,055,130      6,661,136      5,313,674
  Withdrawals, surrenders & death benefit payments
     (note 3)......................................   (1,691,691)   (1,263,726)      (533,491)      (386,866)
  Transfers to fixed & other subaccounts...........   (1,710,163)   (1,829,673)   (10,680,785)   (14,334,086)
  Cost of insurance & administrative fee (note
     3)............................................   (2,396,612)   (2,474,145)      (657,422)      (785,935)
                                                     -----------   -----------   ------------   ------------
     Net equity transactions.......................    1,189,956       879,813       (908,324)    (1,228,505)
                                                     -----------   -----------   ------------   ------------
       Net change in contract owners' equity.......   12,737,201    (5,407,411)      (904,480)    (1,176,715)
Contract owners' equity:
  Beginning of period..............................   26,429,923    31,837,334      7,902,447      9,079,162
                                                     -----------   -----------   ------------   ------------
  End of period....................................  $39,167,124   $26,429,923   $  6,997,967   $  7,902,447
                                                     ===========   ===========   ============   ============
Change in units:
  Beginning units..................................    1,067,502     1,037,127        398,887        461,183
                                                     -----------   -----------   ------------   ------------
  Units purchased..................................      232,289       240,844        526,431        650,635
  Units redeemed...................................     (195,650)     (210,469)      (572,052)      (712,931)
                                                     -----------   -----------   ------------   ------------
  Ending units.....................................    1,104,141     1,067,502        353,266        398,887
                                                     ===========   ===========   ============   ============

                                                                  OHIO NATIONAL FUND, INC.
                                                     ---------------------------------------------------
                                                               BOND                       OMNI
                                                            SUBACCOUNT                 SUBACCOUNT
                                                     ------------------------   ------------------------
                                                        2003          2002         2003         2002
                                                     -----------   ----------   ----------   -----------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity..........................  $   206,908   $  202,025   $   65,070   $    76,940
  Reinvested capital gains.........................            0            0            0             0
  Realized gain (loss).............................       93,280      (10,558)    (281,187)     (565,966)
  Unrealized gain (loss)...........................      129,238       89,674    1,646,475    (1,304,331)
                                                     -----------   ----------   ----------   -----------
     Net increase (decrease) in contract owners'
       equity from operations......................      429,426      281,141    1,430,358    (1,793,357)
                                                     -----------   ----------   ----------   -----------
Equity transactions:
  Contract purchase payments.......................      586,760      514,246      973,876     1,134,574
  Transfers from fixed & other subaccounts.........    1,085,113    1,329,999      226,096       189,419
  Withdrawals, surrenders & death benefit payments
     (note 3)......................................     (258,154)    (127,818)    (327,813)     (325,687)
  Transfers to fixed & other subaccounts...........   (1,888,806)    (705,689)    (313,332)     (740,960)
  Cost of insurance & administrative fee (note
     3)............................................     (314,910)    (270,669)    (566,281)     (635,331)
                                                     -----------   ----------   ----------   -----------
     Net equity transactions.......................     (789,997)     740,069       (7,454)     (377,985)
                                                     -----------   ----------   ----------   -----------
       Net change in contract owners' equity.......     (360,571)   1,021,210    1,422,904    (2,171,342)
Contract owners' equity:
  Beginning of period..............................    4,261,796    3,240,586    5,674,927     7,846,269
                                                     -----------   ----------   ----------   -----------
  End of period....................................  $ 3,901,225   $4,261,796   $7,097,831   $ 5,674,927
                                                     ===========   ==========   ==========   ===========
Change in units:
  Beginning units..................................      167,865      137,657      327,405       346,979
                                                     -----------   ----------   ----------   -----------
  Units purchased..................................       62,451       74,283       62,009        68,122
  Units redeemed...................................      (90,162)     (44,075)     (62,494)      (87,696)
                                                     -----------   ----------   ----------   -----------
  Ending units.....................................      140,154      167,865      326,920       327,405
                                                     ===========   ==========   ==========   ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2003 AND 2002

                                                           OHIO NATIONAL FUND, INC.
                                             -----------------------------------------------------
                                                   INTERNATIONAL           CAPITAL APPRECIATION
                                                    SUBACCOUNT                  SUBACCOUNT
                                             -------------------------   -------------------------
                                                2003          2002          2003          2002
                                             -----------   -----------   -----------   -----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity.................   $   (30,119)  $   (54,501)  $   (55,638)  $   (62,148)
  Reinvested capital gains................             0             0             0       106,491
  Realized loss...........................    (1,134,429)     (979,072)     (160,286)     (141,717)
  Unrealized gain (loss)..................     4,134,521    (1,672,802)    3,461,185    (2,644,238)
                                             -----------   -----------   -----------   -----------
     Net increase (decrease) in contract
       owners' equity from operations.....     2,969,973    (2,706,375)    3,245,261    (2,741,612)
                                             -----------   -----------   -----------   -----------
Equity transactions:
  Contract purchase payments..............     1,711,508     2,079,961     1,870,012     1,920,982
  Transfers from fixed & other
     subaccounts..........................       352,553       369,762       819,117     2,142,337
  Withdrawals, surrenders & death benefit
     payments (note 3)....................      (497,503)     (501,812)     (581,334)     (557,499)
  Transfers to fixed & other
     subaccounts..........................    (1,303,269)   (1,096,754)   (1,430,148)   (1,114,462)
  Cost of insurance & administrative fee
     (note 3).............................      (869,769)   (1,020,000)     (924,434)   (1,062,513)
                                             -----------   -----------   -----------   -----------
     Net equity transactions..............      (606,480)     (168,843)     (246,787)    1,328,845
                                             -----------   -----------   -----------   -----------
       Net change in contract owners'
          equity..........................     2,363,493    (2,875,218)    2,998,474    (1,412,767)
Contract owners' equity:
  Beginning of period.....................     9,818,084    12,693,302    10,791,945    12,204,712
                                             -----------   -----------   -----------   -----------
  End of period...........................   $12,181,577   $ 9,818,084   $13,790,419   $10,791,945
                                             ===========   ===========   ===========   ===========
Change in units:
  Beginning units.........................       788,602       802,998       542,265       486,036
                                             -----------   -----------   -----------   -----------
  Units purchased.........................       149,750       172,210       121,840       177,695
  Units redeemed..........................      (194,897)     (186,606)     (133,318)     (121,466)
                                             -----------   -----------   -----------   -----------
  Ending units............................       743,455       788,602       530,787       542,265
                                             ===========   ===========   ===========   ===========

                                                  OHIO NATIONAL FUND, INC.
                                            --------------------------------------------------
                                                                         INTERNATIONAL SMALL
                                                    DISCOVERY                 COMPANY
                                                    SUBACCOUNT               SUBACCOUNT
                                            ------------------------   -----------------------
                                               2003         2002          2003         2002
                                            -----------   ----------   ----------   ----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity................. $   (96,194)  $  (103,539)  $  (16,591)  $  (21,419)
  Reinvested capital gains................           0             0            0            0
  Realized loss...........................    (721,446)     (648,779)    (114,986)    (179,857)
  Unrealized gain (loss)..................   4,986,397    (4,970,192)   1,509,012     (280,311)
                                           -----------   -----------   ----------   ----------
     Net increase (decrease) in contract
       owners' equity from operations.....   4,168,757    (5,722,510)   1,377,435     (481,587)
                                           -----------   -----------   ----------   ----------
Equity transactions:
  Contract purchase payments..............   2,210,459     2,581,189      506,562      604,549
  Transfers from fixed & other
     subaccounts..........................     400,801       843,786      209,366      166,097
  Withdrawals, surrenders & death benefit
     payments (note 3)....................    (602,782)     (470,314)     (72,808)     (72,769)
  Transfers to fixed & other
     subaccounts..........................  (1,150,824)   (1,384,358)    (205,605)    (299,186)
  Cost of insurance & administrative fee
     (note 3).............................  (1,105,505)   (1,295,718)    (262,244)    (289,941)
                                           -----------   -----------   ----------   ----------
     Net equity transactions..............    (247,851)      274,585      175,271      108,750
                                           -----------   -----------   ----------   ----------
       Net change in contract owners'
          equity..........................   3,920,906    (5,447,925)   1,552,706     (372,837)
Contract owners' equity:
  Beginning of period.....................  11,486,056    16,933,981    2,583,865    2,956,702
                                           -----------   -----------   ----------   ----------
  End of period........................... $15,406,962   $11,486,056   $4,136,571   $2,583,865
                                           ===========   ===========   ==========   ==========
Change in units:
  Beginning units.........................     626,936       617,079      222,020      214,315
                                           -----------   -----------   ----------   ----------
  Units purchased.........................     126,197       151,766       50,919       57,796
  Units redeemed..........................    (137,692)     (141,909)     (40,279)     (50,091)
                                           -----------   -----------   ----------   ----------
  Ending units............................     615,441       626,936      232,660      222,020
                                           ===========   ===========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2003 AND 2002

                                                                         OHIO NATIONAL FUND, INC.
                                               -----------------------------------------------------------------------------
                                                  AGGRESSIVE GROWTH         SMALL CAP GROWTH          MID CAP OPPORTUNITY
                                                     SUBACCOUNT                SUBACCOUNT                 SUBACCOUNT
                                               -----------------------   -----------------------   -------------------------
                                                  2003         2002         2003         2002         2003          2002
                                               ----------   ----------   ----------   ----------   -----------   -----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity...................   $  (19,743)  $  (19,637)  $  (16,697)  $  (16,827)  $   (77,022)  $   (78,079)
  Reinvested capital gains..................            0            0            0            0             0             0
  Realized loss.............................     (369,250)    (210,684)    (401,340)    (386,933)     (292,493)     (532,277)
  Unrealized gain (loss)....................    1,111,508     (660,824)   1,266,034     (415,335)    4,512,181    (2,699,395)
                                               ----------   ----------   ----------   ----------   -----------   -----------
     Net increase (decrease) in contract
       owners' equity from operations.......      722,515     (891,145)     847,997     (819,095)    4,142,666    (3,309,751)
                                               ----------   ----------   ----------   ----------   -----------   -----------
Equity transactions:
  Contract purchase payments................      709,173      801,197      532,567      642,491     1,781,255     2,086,956
  Transfers from fixed & other
     subaccounts............................       61,909      177,752      108,376      104,204       571,271       594,202
  Withdrawals, surrenders & death benefit
     payments (note 3)......................     (193,536)     (82,192)     (98,391)     (90,280)     (428,598)     (419,654)
  Transfers to fixed & other subaccounts....     (355,034)    (246,139)    (395,003)    (292,729)     (905,852)   (1,134,835)
  Cost of insurance & administrative fee
     (note 3)...............................     (270,939)    (299,615)    (218,248)    (280,369)     (831,598)   (1,021,514)
                                               ----------   ----------   ----------   ----------   -----------   -----------
     Net equity transactions................      (48,427)     351,003      (70,699)      83,317       186,478       105,155
                                               ----------   ----------   ----------   ----------   -----------   -----------
       Net change in contract owners'
          equity............................      674,088     (540,142)     777,298     (735,778)    4,329,144    (3,204,596)
Contract owners' equity:
  Beginning of period.......................    2,337,993    2,878,135    1,943,156    2,678,934     9,169,820    12,374,416
                                               ----------   ----------   ----------   ----------   -----------   -----------
  End of period.............................   $3,012,081   $2,337,993   $2,720,454   $1,943,156   $13,498,964   $ 9,169,820
                                               ==========   ==========   ==========   ==========   ===========   ===========
Change in units:
  Beginning units...........................      422,595      372,206      263,778      255,827       680,877       678,248
                                               ----------   ----------   ----------   ----------   -----------   -----------
  Units purchased...........................      126,158      147,952       71,439       84,004       148,392       174,349
  Units redeemed............................     (131,601)     (97,563)     (79,237)     (76,053)     (139,213)     (171,720)
                                               ----------   ----------   ----------   ----------   -----------   -----------
  Ending units..............................      417,152      422,595      255,980      263,778       690,056       680,877
                                               ==========   ==========   ==========   ==========   ===========   ===========

                                              OHIO NATIONAL FUND, INC.
                                              -------------------------
                                                    S&P 500 INDEX
                                                     SUBACCOUNT
                                              -------------------------
                                                 2003          2002
                                              -----------   -----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity...................  $    90,544   $    66,276
  Reinvested capital gains..................            0             0
  Realized loss.............................     (691,684)     (474,594)
  Unrealized gain (loss)....................    5,177,162    (4,156,134)
                                              -----------   -----------
     Net increase (decrease) in contract
       owners' equity from operations.......    4,576,022    (4,564,452)
                                              -----------   -----------
Equity transactions:
  Contract purchase payments................    4,110,223     4,206,190
  Transfers from fixed & other
     subaccounts............................    2,505,963     2,249,293
  Withdrawals, surrenders & death benefit
     payments (note 3)......................     (574,011)     (591,348)
  Transfers to fixed & other subaccounts....   (2,560,289)   (1,551,458)
  Cost of insurance & administrative fee
     (note 3)...............................   (1,629,650)   (1,858,486)
                                              -----------   -----------
     Net equity transactions................    1,852,236     2,454,191
                                              -----------   -----------
       Net change in contract owners'
          equity............................    6,428,258    (2,110,261)
Contract owners' equity:
  Beginning of period.......................   16,176,487    18,286,748
                                              -----------   -----------
  End of period.............................  $22,604,745   $16,176,487
                                              ===========   ===========
Change in units:
  Beginning units...........................    1,297,802     1,126,657
                                              -----------   -----------
  Units purchased...........................      481,826       456,784
  Units redeemed............................     (350,395)     (285,639)
                                              -----------   -----------
  Ending units..............................    1,429,233     1,297,802
                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2003 AND 2002

                                                                    OHIO NATIONAL FUND, INC.
                               --------------------------------------------------------------------------------------------------
                                 SOCIAL AWARENESS              BLUE CHIP               EQUITY INCOME          HIGH INCOME BOND
                                SUBACCOUNT (NOTE 5)           SUBACCOUNT            SUBACCOUNT (NOTE 5)          SUBACCOUNT
                               ---------------------    -----------------------    ---------------------    ---------------------
                                 2003         2002         2003         2002         2003         2002        2003         2002
                               ---------    --------    ----------    ---------    ---------    --------    ---------    --------
Increase (decrease) in
  contract owners' equity
  from operations:
  Net investment
     activity..............    $     644    $ (2,053)   $    6,856    $   1,225    $     904    $  1,609    $  62,654    $ 46,174
  Reinvested capital
     gains.................            0           0             0            0            0           0            0           0
  Realized gain (loss).....     (164,921)    (34,909)       (7,459)      (7,509)     (45,188)     (5,158)       9,048      (5,190)
  Unrealized gain (loss)...      175,861     (60,306)      253,611     (128,551)      55,402     (42,642)     100,417     (27,116)
                               ---------    --------    ----------    ---------    ---------    --------    ---------    --------
     Net increase
       (decrease) in
       contract owners'
       equity from
       operations..........       11,584     (97,268)      253,008     (134,835)      11,118     (46,191)     172,119      13,868
                               ---------    --------    ----------    ---------    ---------    --------    ---------    --------
Equity transactions:
  Contract purchase
     payments..............       20,682      69,140       199,059      145,727       36,324      99,218      176,723     126,338
  Transfers from fixed &
     other subaccounts.....        5,589      31,738       467,226       76,273       37,611     115,980      514,832     334,867
  Withdrawals, surrenders &
     death benefit payments
     (note 3)..............       (3,089)    (21,738)       (8,212)      (6,198)        (532)     (6,411)     (79,251)       (522)
  Transfers to fixed &
     other subaccounts.....     (262,245)    (27,094)     (122,068)     (30,571)    (321,654)    (40,035)    (300,087)    (95,223)
  Cost of insurance &
     administrative fee
     (note 3)..............       (8,414)    (25,137)      (79,817)     (55,512)      (9,956)    (27,100)     (69,621)    (45,870)
                               ---------    --------    ----------    ---------    ---------    --------    ---------    --------
     Net equity
       transactions........     (247,477)     26,909       456,188      129,719     (258,207)    141,652      242,596     319,590
                               ---------    --------    ----------    ---------    ---------    --------    ---------    --------
       Net change in
          contract owners'
          equity...........     (235,893)    (70,359)      709,196       (5,116)    (247,089)     95,461      414,715     333,458
Contract owners' equity:
  Beginning of period......      235,893     306,252       592,912      598,028      247,089     151,628      581,243     247,785
                               ---------    --------    ----------    ---------    ---------    --------    ---------    --------
  End of period............    $       0    $235,893    $1,302,108    $ 592,912    $       0    $247,089    $ 995,958    $581,243
                               =========    ========    ==========    =========    =========    ========    =========    ========
Change in units:
  Beginning units..........       42,878      39,607        75,011       60,504       37,905      18,267       57,364      25,230
                               ---------    --------    ----------    ---------    ---------    --------    ---------    --------
  Units purchased..........       23,766      15,556        80,087       25,036       11,492      27,370       60,318      45,487
  Units redeemed...........      (66,644)    (12,285)      (23,983)     (10,529)     (49,397)     (7,732)     (37,031)    (13,353)
                               ---------    --------    ----------    ---------    ---------    --------    ---------    --------
  Ending units.............            0      42,878       131,115       75,011            0      37,905       80,651      57,364
                               =========    ========    ==========    =========    =========    ========    =========    ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2003 AND 2002

                                                                     OHIO NATIONAL FUND, INC.
                                  -----------------------------------------------------------------------------------------------
                                       CAPITAL GROWTH           NASDAQ-100 INDEX            BRISTOL             BRYTON GROWTH
                                         SUBACCOUNT                SUBACCOUNT             SUBACCOUNT              SUBACCOUNT
                                  ------------------------    --------------------    -------------------    --------------------
                                     2003          2002         2003        2002       2003      2002 (a)      2003      2002 (a)
                                  ----------    ----------    --------    --------    -------    --------    --------    --------
Increase (decrease) in
  contract owners' equity from
  operations:
  Net investment activity.....    $  (11,438)   $  (10,273)   $ (3,462)   $ (1,291)   $  (119)   $   (48)    $   (533)   $   (17)
  Reinvested capital gains....             0             0           0           0          0          0            0          0
  Realized gain (loss)........      (198,682)     (241,208)     (4,832)    (20,968)       341         (9)         807        (40)
  Unrealized gain (loss)......       739,891      (556,689)    178,552     (66,397)    15,176        473       18,085         55
                                  ----------    ----------    --------    --------    -------    -------     --------    -------
     Net increase (decrease)
       in contract owners'
       equity from
       operations.............       529,771      (808,170)    170,258     (88,656)    15,398        416       18,359         (2)
                                  ----------    ----------    --------    --------    -------    -------     --------    -------
Equity transactions:
  Contract purchase
     payments.................       450,968       510,857     128,780      86,199     17,568      3,096       24,322      2,756
  Transfers from fixed & other
     subaccounts..............       239,418       170,948     553,012      99,997     34,294     24,541      136,518     12,414
  Withdrawals, surrenders &
     death benefit payments
     (note 3).................       (41,123)      (23,680)     (2,351)     (9,628)         0          0         (491)         0
  Transfers to fixed & other
     subaccounts..............      (290,698)     (281,631)    (70,530)    (52,457)    (1,389)       (20)      (4,454)       (20)
  Cost of insurance &
     administrative fee (note
     3).......................      (154,646)     (172,132)    (45,708)    (24,485)    (4,267)      (688)      (7,334)      (471)
                                  ----------    ----------    --------    --------    -------    -------     --------    -------
     Net equity
       transactions...........       203,919       204,362     563,203      99,626     46,206     26,929      148,561     14,679
                                  ----------    ----------    --------    --------    -------    -------     --------    -------
       Net change in contract
          owners' equity......       733,690      (603,808)    733,461      10,970     61,604     27,345      166,920     14,677
Contract owners' equity:
  Beginning of period.........     1,208,144     1,811,952     208,198     197,228     27,345          0       14,677          0
                                  ----------    ----------    --------    --------    -------    -------     --------    -------
  End of period...............    $1,941,834    $1,208,144    $941,659    $208,198    $88,949    $27,345     $181,597    $14,677
                                  ==========    ==========    ========    ========    =======    =======     ========    =======
Change in units:
  Beginning units.............       237,616       204,936      69,005      40,660      3,479          0        2,144          0
                                  ----------    ----------    --------    --------    -------    -------     --------    -------
  Units purchased.............       116,136       107,971     172,113      48,863      5,761      3,564       18,812      2,212
  Units redeemed..............       (79,103)      (75,291)    (28,457)    (20,518)      (633)       (85)      (1,248)       (68)
                                  ----------    ----------    --------    --------    -------    -------     --------    -------
  Ending units................       274,649       237,616     212,661      69,005      8,607      3,479       19,708      2,144
                                  ==========    ==========    ========    ========    =======    =======     ========    =======

---------------

(a) Period from May 1, 2002, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2003 AND 2002

                                                               JANUS ASPEN SERIES - INSTITUTIONAL SHARES
                                      -------------------------------------------------------------------------------------------
                                                GROWTH                     WORLDWIDE GROWTH                    BALANCED
                                              SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT
                                      ---------------------------     ---------------------------     ---------------------------
                                         2003            2002            2003            2002            2003            2002
                                      -----------     -----------     -----------     -----------     -----------     -----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity...........  $   (39,213)    $   (45,436)    $    15,146     $     7,904     $    53,688     $    61,023
  Reinvested capital gains..........            0               0               0               0               0               0
  Realized loss.....................     (390,857)       (557,111)       (469,717)       (586,973)        (81,794)        (63,839)
  Unrealized gain (loss)............    2,078,145      (1,333,071)      1,347,652        (917,442)        482,979        (235,823)
                                      -----------     -----------     -----------     -----------     -----------     -----------
     Net increase (decrease) in
       contract owners' equity from
       operations...................    1,648,075      (1,935,618)        893,081      (1,496,511)        454,873        (238,639)
                                      -----------     -----------     -----------     -----------     -----------     -----------
Equity transactions:
  Contract purchase payments........    1,532,221       1,828,935         964,919       1,278,992         600,886         528,753
  Transfers from fixed & other
     subaccounts....................      140,736         249,092         115,371         176,858         419,785       1,190,295
  Withdrawals, surrenders & death
     benefit payments (note 3)......     (236,494)       (214,234)       (185,623)       (122,510)       (199,415)        (25,821)
  Transfers to fixed & other
     subaccounts....................     (782,568)       (946,789)       (823,249)       (997,095)       (684,967)       (435,606)
  Cost of insurance & administrative
     fee (note 3)...................     (566,053)       (664,277)       (386,310)       (516,977)       (273,760)       (251,373)
                                      -----------     -----------     -----------     -----------     -----------     -----------
     Net equity transactions........       87,842         252,727        (314,892)       (180,732)       (137,471)      1,006,248
                                      -----------     -----------     -----------     -----------     -----------     -----------
       Net change in contract
          owners' equity............    1,735,917      (1,682,891)        578,189      (1,677,243)        317,402         767,609
Contract owners' equity:
  Beginning of period...............    5,229,053       6,911,944       4,008,905       5,686,148       3,458,833       2,691,224
                                      -----------     -----------     -----------     -----------     -----------     -----------
  End of period.....................  $ 6,964,970     $ 5,229,053     $ 4,587,094     $ 4,008,905     $ 3,776,235     $ 3,458,833
                                      ===========     ===========     ===========     ===========     ===========     ===========
Change in units:
  Beginning units...................      880,663         849,118         558,895         586,165         367,869         265,788
                                      -----------     -----------     -----------     -----------     -----------     -----------
  Units purchased...................      249,068         296,610         142,136         172,325         100,384         173,921
  Units redeemed....................     (232,593)       (265,065)       (181,400)       (199,595)       (113,463)        (71,840)
                                      -----------     -----------     -----------     -----------     -----------     -----------
  Ending units......................      897,138         880,663         519,631         558,895         354,790         367,869
                                      ===========     ===========     ===========     ===========     ===========     ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2003 AND 2002

                                                                    STRONG VARIABLE INSURANCE FUNDS, INC.
                                            -------------------------------------------------------------------------------------
                                                 OPPORTUNITY II              MULTI CAP VALUE II             MID-CAP GROWTH II
                                                   SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT
                                            -------------------------     -------------------------     -------------------------
                                               2003           2002           2003           2002           2003           2002
                                            ----------     ----------     ----------     ----------     ----------     ----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity.................  $   (9,775)    $   (2,362)    $   (1,853)    $     (641)    $  (12,156)    $  (11,347)
  Reinvested capital gains................           0         29,601              0         17,498              0              0
  Realized loss...........................     (79,006)       (60,428)       (10,485)        (1,907)      (178,858)      (209,992)
  Unrealized gain (loss)..................     570,873       (364,132)       109,893        (94,307)       653,301       (540,292)
                                            ----------     ----------     ----------     ----------     ----------     ----------
     Net increase (decrease) in contract
       owners' equity from operations.....     482,092       (397,321)        97,555        (79,357)       462,287       (761,631)
                                            ----------     ----------     ----------     ----------     ----------     ----------
Equity transactions:
  Contract purchase payments..............     294,329        331,579         51,287         60,038        488,072        593,292
  Transfers from fixed & other
     subaccounts..........................     219,379        709,849         14,668         80,049        191,327        258,489
  Withdrawals, surrenders & death benefit
     payments (note 3)....................     (45,296)        (9,728)       (12,554)          (610)       (69,460)       (20,835)
  Transfers to fixed & other
     subaccounts..........................    (447,678)      (275,938)       (28,764)      (104,923)      (261,720)      (311,449)
  Cost of insurance & administrative fee
     (note 3).............................    (121,224)      (115,696)       (21,417)       (23,455)      (173,878)      (185,004)
                                            ----------     ----------     ----------     ----------     ----------     ----------
     Net equity transactions..............    (100,490)       640,066          3,220         11,099        174,341        334,493
                                            ----------     ----------     ----------     ----------     ----------     ----------
       Net change in contract owners'
          equity..........................     381,602        242,745        100,775        (68,258)       636,628       (427,138)
Contract owners' equity:
  Beginning of period.....................   1,386,777      1,144,032        272,130        340,388      1,328,365      1,755,503
                                            ----------     ----------     ----------     ----------     ----------     ----------
  End of period...........................  $1,768,379     $1,386,777     $  372,905     $  272,130     $1,964,993     $1,328,365
                                            ==========     ==========     ==========     ==========     ==========     ==========
Change in units:
  Beginning units.........................     169,102        101,329         31,350         29,908        285,484        233,869
                                            ----------     ----------     ----------     ----------     ----------     ----------
  Units purchased.........................      52,340         99,616          6,772         13,146        120,976        142,205
  Units redeemed..........................     (62,873)       (31,843)        (6,848)       (11,704)       (89,452)       (90,590)
                                            ----------     ----------     ----------     ----------     ----------     ----------
  Ending units............................     158,569        169,102         31,274         31,350        317,008        285,484
                                            ==========     ==========     ==========     ==========     ==========     ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2003 AND 2002

                                                                   GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                            -------------------------------------------------------------------------------------
                                                 GROWTH & INCOME               CORE US EQUITY                CAPITAL GROWTH
                                                   SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT
                                            -------------------------     -------------------------     -------------------------
                                               2003           2002           2003           2002           2003           2002
                                            ----------     ----------     ----------     ----------     ----------     ----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity.................  $    6,576     $    6,294     $       87     $       71     $   (1,524)    $   (1,362)
  Reinvested capital gains................           0              0              0              0              0              0
  Realized loss...........................     (31,646)       (47,035)       (13,428)        (6,147)       (12,423)       (18,217)
  Unrealized gain (loss)..................     220,851        (72,854)        67,976        (35,275)        86,689        (54,429)
                                            ----------     ----------     ----------     ----------     ----------     ----------
     Net increase (decrease) in contract
       owners' equity from operations.....     195,781       (113,595)        54,635        (41,351)        72,742        (74,008)
                                            ----------     ----------     ----------     ----------     ----------     ----------
Equity transactions:
  Contract purchase payments..............     201,384        171,780         64,919         51,683         93,236         95,240
  Transfers from fixed & other
     subaccounts..........................     227,026        147,065         49,565         98,628         48,389        113,634
  Withdrawals, surrenders & death benefit
     payments (note 3)....................     (15,165)       (47,093)       (18,556)             0         (8,077)        (2,592)
  Transfers to fixed & other
     subaccounts..........................    (193,289)      (126,545)       (72,919)       (20,859)       (60,251)       (69,597)
  Cost of insurance & administrative fee
     (note 3).............................     (85,759)       (86,382)       (18,763)       (16,995)       (38,084)       (34,792)
                                            ----------     ----------     ----------     ----------     ----------     ----------
     Net equity transactions..............     134,197         58,825          4,246        112,457         35,213        101,893
                                            ----------     ----------     ----------     ----------     ----------     ----------
       Net change in contract owners'
          equity..........................     329,978        (54,770)        58,881         71,106        107,955         27,885
Contract owners' equity:
  Beginning of period.....................     775,602        830,372        206,427        135,321        282,017        254,132
                                            ----------     ----------     ----------     ----------     ----------     ----------
  End of period...........................  $1,105,580     $  775,602     $  265,308     $  206,427     $  389,972     $  282,017
                                            ==========     ==========     ==========     ==========     ==========     ==========
Change in units:
  Beginning units.........................     108,055        101,805         31,068         15,789         43,293         29,300
                                            ----------     ----------     ----------     ----------     ----------     ----------
  Units purchased.........................      56,124         41,449         15,620         20,352         17,755         28,875
  Units redeemed..........................     (39,395)       (35,199)       (15,617)        (5,073)       (12,304)       (14,882)
                                            ----------     ----------     ----------     ----------     ----------     ----------
  Ending units............................     124,784        108,055         31,071         31,068         48,744         43,293
                                            ==========     ==========     ==========     ==========     ==========     ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2003 AND 2002

                                                    VAN KAMPEN UNIVERSAL
                                                    INSTITUTIONAL FUNDS -
                                                           CLASS I                    LAZARD RETIREMENT SERIES, INC.
                                                   -----------------------   -------------------------------------------------
                                                       US REAL ESTATE            EMERGING MARKET              SMALL CAP
                                                         SUBACCOUNT                SUBACCOUNT                SUBACCOUNT
                                                   -----------------------   -----------------------   -----------------------
                                                      2003         2002         2003         2002         2003         2002
                                                   ----------   ----------   ----------   ----------   ----------   ----------
Increase (decrease) in contract owners' equity
  from operations:
  Net investment activity.......................   $   (3,603)  $    8,376   $   (7,018)  $   (1,188)  $  (21,575)  $  (17,034)
  Reinvested capital gains......................            0        7,061            0            0            0       11,373
  Realized gain (loss)..........................       17,186       10,847       (1,972)     (33,338)     (17,667)     (52,688)
  Unrealized gain (loss)........................      144,314      (30,680)     485,165         (611)     993,760     (483,087)
                                                   ----------   ----------   ----------   ----------   ----------   ----------
     Net increase (decrease) in contract owners'
       equity from operations...................      157,897       (4,396)     476,175      (35,137)     954,518     (541,436)
                                                   ----------   ----------   ----------   ----------   ----------   ----------
Equity transactions:
  Contract purchase payments....................       75,657       56,446      192,475      186,357      643,308      531,817
  Transfers from fixed & other subaccounts......      250,311      167,307      227,901      292,180      659,941    1,628,595
  Withdrawals, surrenders & death benefit
     payments (note 3)..........................      (29,069)     (22,605)     (32,660)     (10,533)     (87,110)     (38,897)
  Transfers to fixed & other subaccounts........     (171,585)    (119,608)     (54,934)    (199,507)    (581,515)    (496,948)
  Cost of insurance & administrative fee (note
     3).........................................      (34,874)     (20,683)     (73,757)     (83,281)    (263,327)    (245,016)
                                                   ----------   ----------   ----------   ----------   ----------   ----------
     Net equity transactions....................       90,440       60,857      259,025      185,216      371,297    1,379,551
                                                   ----------   ----------   ----------   ----------   ----------   ----------
       Net change in contract owners' equity....      248,337       56,461      735,200      150,079    1,325,815      838,115
Contract owners' equity:
  Beginning of period...........................      324,620      268,159      794,394      644,315    2,472,361    1,634,246
                                                   ----------   ----------   ----------   ----------   ----------   ----------
  End of period.................................   $  572,957   $  324,620   $1,529,594   $  794,394   $3,798,176   $2,472,361
                                                   ==========   ==========   ==========   ==========   ==========   ==========
Change in units:
  Beginning units...............................       23,213       18,883       96,494       76,516      202,846      109,560
                                                   ----------   ----------   ----------   ----------   ----------   ----------
  Units purchased...............................       21,132       15,472       42,903       53,648       93,054      150,705
  Units redeemed................................      (14,328)     (11,142)     (17,002)     (33,670)     (67,102)     (57,419)
                                                   ----------   ----------   ----------   ----------   ----------   ----------
  Ending units..................................       30,017       23,213      122,395       96,494      228,798      202,846
                                                   ==========   ==========   ==========   ==========   ==========   ==========


                                                           PBHG
                                                   INSURANCE SERIES FUND
                                                  -----------------------
                                                       TECH. & COMM.
                                                        SUBACCOUNT
                                                  -----------------------
                                                     2003         2002
                                                  ----------   ----------
Increase (decrease) in contract owners' equity
  from operations:
  Net investment activity.......................  $     (914)  $     (600)
  Reinvested capital gains......................           0            0
  Realized gain (loss)..........................     (18,643)     (38,852)
  Unrealized gain (loss)........................      69,447      (35,866)
                                                  ----------   ----------
     Net increase (decrease) in contract owners'
       equity from operations...................      49,890      (75,318)
                                                  ----------   ----------
Equity transactions:
  Contract purchase payments....................      45,064       49,497
  Transfers from fixed & other subaccounts......      31,853       41,240
  Withdrawals, surrenders & death benefit
     payments (note 3)..........................        (930)      (1,534)
  Transfers to fixed & other subaccounts........     (18,492)     (23,886)
  Cost of insurance & administrative fee (note
     3).........................................     (17,505)     (12,332)
                                                  ----------   ----------
     Net equity transactions....................      39,990       52,985
                                                  ----------   ----------
       Net change in contract owners' equity....      89,880      (22,333)
Contract owners' equity:
  Beginning of period...........................      95,425      117,758
                                                  ----------   ----------
  End of period.................................  $  185,305   $   95,425
                                                  ==========   ==========
Change in units:
  Beginning units...............................      81,354       45,848
                                                  ----------   ----------
  Units purchased...............................      54,297       59,121
  Units redeemed................................     (26,135)     (23,615)
                                                  ----------   ----------
  Ending units..................................     109,516       81,354
                                                  ==========   ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2003 AND 2002

                                                    FIDELITY VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS 2
                                   ----------------------------------------------------------------------------------------------
                                                                                                                       VIP EQUITY
                                         VIP MID-CAP                VIP CONTRAFUND                VIP GROWTH             INCOME
                                          SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT           SUBACCOUNT
                                   ------------------------    ------------------------    ------------------------    ----------
                                      2003          2002          2003          2002          2003          2002        2003 (a)
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity........  $  (11,729)   $   (2,383)   $   (6,341)   $   (1,075)   $   (3,620)   $   (2,596)   $      (10)
  Reinvested capital gains.......           0             0             0             0             0             0             0
  Realized gain (loss)...........       6,844          (506)        3,160        (6,779)       (9,001)      (11,143)            3
  Unrealized gain (loss).........     836,190       (97,370)      379,866       (62,573)      195,013      (146,743)          763
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
     Net increase (decrease) in
       contract owners' equity
       from operations...........     831,305      (100,259)      376,685       (70,427)      182,392      (160,482)          756
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Equity transactions:
  Contract purchase payments.....     552,007       351,308       326,639       208,242       247,422       230,222           299
  Transfers from fixed & other
     subaccounts.................   1,020,969     1,291,555       503,605       707,540       126,343       197,028        16,168
  Withdrawals, surrenders & death
     benefit payments (note 3)...     (37,855)       (7,383)      (25,861)      (23,925)      (15,768)       (5,123)            0
  Transfers to fixed & other
     subaccounts.................    (417,726)     (172,859)     (101,190)     (142,394)      (45,707)      (45,888)         (687)
  Cost of insurance &
     administrative fee (note
     3)..........................    (193,233)     (107,068)     (103,968)      (48,686)      (92,797)      (65,370)         (153)
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
     Net equity transactions.....     924,162     1,355,553       599,225       700,777       219,493       310,869        15,627
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
       Net change in contract
          owners' equity.........   1,755,467     1,255,294       975,910       630,350       401,885       150,387        16,383
Contract owners' equity:
  Beginning of period............   1,721,434       466,140     1,040,627       410,277       485,609       335,222             0
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
  End of period..................  $3,476,901    $1,721,434    $2,016,537    $1,040,627    $  887,494    $  485,609    $   16,383
                                   ==========    ==========    ==========    ==========    ==========    ==========    ==========
Change in units:
  Beginning units................     191,244        46,248       136,760        48,378        94,176        44,978             0
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
  Units purchased................     144,681       162,091        96,384       101,105        62,084        66,942         1,482
  Units redeemed.................     (54,434)      (17,095)      (24,867)      (12,723)      (25,428)      (17,744)          (14)
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
  Ending units...................     281,491       191,244       208,277       136,760       130,832        94,176         1,468
                                   ==========    ==========    ==========    ==========    ==========    ==========    ==========

---------------

(a) Period from October 1, 2003, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2003 AND 2002

                                                    JANUS ASPEN SERIES - SERVICE SHARES
                                            ----------------------------------------------------
                                                     GROWTH                 WORLDWIDE GROWTH
                                                   SUBACCOUNT                  SUBACCOUNT
                                            ------------------------    ------------------------
                                               2003          2002          2003          2002
                                            ----------    ----------    ----------    ----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity...............    $   (9,410)   $   (7,546)   $    3,041    $     (112)
  Reinvested capital gains..............             0             0             0             0
  Realized gain (loss)..................       (31,208)      (45,287)      (27,512)      (12,519)
  Unrealized gain (loss)................       407,107      (286,577)      388,222      (370,672)
                                            ----------    ----------    ----------    ----------
     Net increase (decrease) in contract
       owners' equity from operations...       366,489      (339,410)      363,751      (383,303)
                                            ----------    ----------    ----------    ----------
Equity transactions:
  Contract purchase payments............       515,967       507,986       512,280       539,383
  Transfers from fixed & other
     subaccounts........................        54,471       130,029        24,951       431,197
  Withdrawal, surrenders & death benefit
     payments (note 3)..................       (43,111)      (11,381)      (29,394)       (9,732)
  Transfers to fixed & other
     subaccounts........................      (148,421)     (150,235)     (135,833)     (132,160)
  Cost of insurance & administrative fee
     (note 3)...........................      (145,314)     (139,492)     (170,618)     (153,490)
                                            ----------    ----------    ----------    ----------
     Net equity transactions............       233,592       336,907       201,386       675,198
                                            ----------    ----------    ----------    ----------
       Net change in contract owners'
          equity........................       600,081        (2,503)      565,137       291,895
Contract owners' equity:
  Beginning of period...................     1,043,263     1,045,766     1,402,323     1,110,428
                                            ----------    ----------    ----------    ----------
  End of period.........................    $1,643,344    $1,043,263    $1,967,460    $1,402,323
                                            ==========    ==========    ==========    ==========
Change in units:
  Beginning units.......................       216,781       158,049       270,776       158,107
                                            ----------    ----------    ----------    ----------
  Units purchased.......................       106,753       110,813        99,835       151,644
  Units redeemed........................       (61,897)      (52,081)      (61,146)      (38,975)
                                            ----------    ----------    ----------    ----------
  Ending units..........................       261,637       216,781       309,465       270,776
                                            ==========    ==========    ==========    ==========

                                                 JANUS ASPEN SERIES - SERVICE SHARES
                                          --------------------------------------------------
                                                  BALANCED             INTERNATIONAL GROWTH
                                                 SUBACCOUNT                 SUBACCOUNT
                                          ------------------------    ----------------------
                                             2003          2002          2003       2002 (b)
                                          ----------    ----------    ----------    --------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity...............  $   33,980    $   32,423    $       42     $    1
  Reinvested capital gains..............           0             0             0          0
  Realized gain (loss)..................     (21,549)       (9,579)          217          5
  Unrealized gain (loss)................     341,111      (179,018)        6,450          4
                                          ----------    ----------    ----------     ------
     Net increase (decrease) in contract
       owners' equity from operations...     353,542      (156,174)        6,709         10
                                          ----------    ----------    ----------     ------
Equity transactions:
  Contract purchase payments............     826,383       728,020        13,027        354
  Transfers from fixed & other
     subaccounts........................     425,398     1,318,856        29,582        596
  Withdrawal, surrenders & death benefit
     payments (note 3)..................     (51,873)      (30,311)            0          0
  Transfers to fixed & other
     subaccounts........................    (761,263)     (295,419)       (2,503)       (54)
  Cost of insurance & administrative fee
     (note 3)...........................    (270,736)     (232,491)       (3,172)      (168)
                                          ----------    ----------    ----------     ------
     Net equity transactions............     167,909     1,488,655        36,934        728
                                          ----------    ----------    ----------     ------
       Net change in contract owners'
          equity........................     521,451     1,332,481        43,643        738
Contract owners' equity:
  Beginning of period...................   2,579,913     1,247,432           738          0
                                          ----------    ----------    ----------     ------
  End of period.........................  $3,101,364    $2,579,913    $   44,381     $  738
                                          ==========    ==========    ==========     ======
Change in units:
  Beginning units.......................     295,782       132,477            77          0
                                          ----------    ----------    ----------     ------
  Units purchased.......................     123,587       206,317         3,915         95
  Units redeemed........................    (104,363)      (43,012)         (508)       (18)
                                          ----------    ----------    ----------     ------
  Ending units..........................     315,006       295,782         3,484         77
                                          ==========    ==========    ==========     ======

---------------

(b) Period from August 1, 2002, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2003 AND 2002

                                                                        J.P. MORGAN SERIES TRUST II
                                                              -----------------------------------------------
                                                                  SMALL COMPANY             MID CAP VALUE
                                                                   SUBACCOUNT                SUBACCOUNT
                                                              ---------------------     ---------------------
                                                                2003         2002         2003         2002
                                                              --------     --------     --------     --------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity...................................  $   (395)    $   (200)    $ (2,935)    $   (709)
  Reinvested capital gains..................................         0            0            0          233
  Realized gain ( loss).....................................    (2,368)      (6,824)       1,495       (2,539)
  Unrealized gain (loss)....................................    20,609       (8,848)     137,285       (5,711)
                                                              --------     --------     --------     --------
     Net increase (decrease) in contract owners' equity from
      operations............................................    17,846      (15,872)     135,845       (8,726)
                                                              --------     --------     --------     --------
Equity transactions:
  Contract purchase payments................................    17,235       14,123      113,297       29,574
  Transfers from fixed & other subaccounts..................    17,333       67,946      523,744      170,849
  Withdrawals, surrenders & death benefit payments (note
     3).....................................................         0            0       (4,374)           0
  Transfers to fixed & other subaccounts....................    (9,357)     (20,335)     (24,521)     (16,278)
  Cost of insurance & administrative fee (note 3)...........    (6,553)      (3,644)     (28,738)      (9,045)
                                                              --------     --------     --------     --------
     Net equity transactions................................    18,658       58,090      579,408      175,100
                                                              --------     --------     --------     --------
       Net change in contract owners' equity................    36,504       42,218      715,253      166,374
Contract owners' equity:
  Beginning of period.......................................    42,361          143      171,000        4,626
                                                              --------     --------     --------     --------
  End of period.............................................  $ 78,865     $ 42,361     $886,253     $171,000
                                                              ========     ========     ========     ========
Change in units:
  Beginning units...........................................     4,868           13       15,582          422
                                                              --------     --------     --------     --------
  Units purchased...........................................     3,633        7,517       51,917       17,319
  Units redeemed............................................    (1,786)      (2,662)      (4,732)      (2,159)
                                                              --------     --------     --------     --------
  Ending units..............................................     6,715        4,868       62,767       15,582
                                                              ========     ========     ========     ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2003 AND 2002

                                                              MFS VARIABLE INSURANCE TRUST - SERVICE CLASS
                                       ------------------------------------------------------------------------------------------
                                                               INVESTORS GROWTH
                                          NEW DISCOVERY             STOCK             MID CAP GROWTH            TOTAL RETURN
                                           SUBACCOUNT             SUBACCOUNT            SUBACCOUNT               SUBACCOUNT
                                       -------------------    ------------------    -------------------    ----------------------
                                         2003       2002       2003       2002        2003       2002         2003         2002
                                       --------    -------    -------    -------    --------    -------    ----------    --------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity..........    $   (412)   $  (101)   $  (368)   $  (138)   $   (302)   $   (38)   $    7,594    $  2,430
  Reinvested capital gains.........           0          0          0          0           0          0             0       4,464
  Realized gain (loss).............       1,886       (281)      (127)      (216)        216       (345)        5,736      (1,919)
  Unrealized gain (loss)...........      14,658     (3,994)    10,660     (5,751)     11,660     (1,573)      196,879     (32,101)
                                       --------    -------    -------    -------    --------    -------    ----------    --------
     Net increase (decrease) in
       contract owners' equity from
       operations..................      16,132     (4,376)    10,165     (6,105)     11,574     (1,956)      210,209     (27,126)
                                       --------    -------    -------    -------    --------    -------    ----------    --------
Equity transactions:
  Contract purchase payments.......      25,254     11,085     36,633      8,997      23,522      2,416       327,433     116,730
  Transfers from fixed & other
     subaccounts...................      41,095     31,716     21,260     31,826      83,433      8,980     1,255,157     712,604
  Withdrawal, surrenders & death
     benefit payments (note 3).....           0        (29)         0          0           0        (31)      (50,524)       (786)
  Transfers to fixed & other
     subaccounts...................     (14,814)    (2,811)    (5,621)    (2,437)     (6,252)      (686)     (322,757)    (37,370)
  Cost of insurance &
     administrative fee (note 3)...      (8,512)    (2,052)    (7,583)    (3,440)     (4,536)      (992)     (101,512)    (44,729)
                                       --------    -------    -------    -------    --------    -------    ----------    --------
     Net equity transactions.......      43,023     37,909     44,689     34,946      96,167      9,687     1,107,797     746,449
                                       --------    -------    -------    -------    --------    -------    ----------    --------
       Net change in contract
          owners' equity...........      59,155     33,533     54,854     28,841     107,741      7,731     1,318,006     719,323
Contract owners' equity:
  Beginning of period..............      36,190      2,657     33,784      4,943       8,969      1,238       768,947      49,624
                                       --------    -------    -------    -------    --------    -------    ----------    --------
  End of period....................    $ 95,345    $36,190    $88,638    $33,784    $116,710    $ 8,969    $2,086,953    $768,947
                                       ========    =======    =======    =======    ========    =======    ==========    ========
Change in units:
  Beginning units..................       4,625        230      4,393        461       1,438        111        79,742       4,834
                                       --------    -------    -------    -------    --------    -------    ----------    --------
  Units purchased..................       6,844      4,816      6,614      4,332      13,453      1,551       150,308      82,461
  Units redeemed...................      (2,269)      (421)    (1,536)      (400)     (1,092)      (224)      (42,089)     (7,553)
                                       --------    -------    -------    -------    --------    -------    ----------    --------
  Ending units.....................       9,200      4,625      9,471      4,393      13,799      1,438       187,961      79,742
                                       ========    =======    =======    =======    ========    =======    ==========    ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2003 AND 2002

                                                                 THE PRUDENTIAL SERIES FUND, INC.      UBS SERIES TRUST
                                                                ----------------------------------    -------------------
                                                                                        JENNISON           TACTICAL
                                                                     JENNISON          20/20 FOCUS        ALLOCATION
                                                                    SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                                -------------------    -----------    -------------------
                                                                 2003      2002 (b)       2003         2003      2002 (b)
                                                                -------    --------    -----------    -------    --------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity...................................    $   (99)    $   (5)      $   (18)     $   (67)   $   (21)
  Reinvested capital gains..................................          0          0             0            0          0
  Realized gain (loss)......................................        123        (15)           80          707         16
  Unrealized gain (loss)....................................      4,017       (114)        1,032        6,233        179
                                                                -------     ------       -------      -------    -------
     Net increase (decrease) in contract owners' equity from
      operations............................................      4,041       (134)        1,094        6,873        174
                                                                -------     ------       -------      -------    -------
Equity transactions:
  Contract purchase payments................................     12,431      1,532         1,536        6,709      1,561
  Transfers from fixed & other subaccounts..................     20,132      2,696        10,718       22,023     11,814
  Withdrawals, surrenders & death benefit payments (note
     3).....................................................          0          0             0         (245)        14
  Transfers to fixed & other subaccounts....................          0          0        (1,343)      (7,528)         0
  Cost of insurance & administrative fee (note 3)...........     (1,853)      (300)         (443)      (3,071)      (461)
                                                                -------     ------       -------      -------    -------
     Net equity transactions................................     30,710      3,928        10,468       17,888     12,928
                                                                -------     ------       -------      -------    -------
       Net change in contract owners' equity................     34,751      3,794        11,562       24,761     13,102
Contract owners' equity:
  Beginning of period.......................................      3,794          0             0       13,102          0
                                                                -------     ------       -------      -------    -------
  End of period.............................................    $38,545     $3,794       $11,562      $37,863    $13,102
                                                                =======     ======       =======      =======    =======
Change in units:
  Beginning units...........................................        395          0             0        1,316          0
                                                                -------     ------       -------      -------    -------
  Units purchased...........................................      2,894        425         1,053        2,681      1,361
  Units redeemed............................................       (172)       (30)         (152)        (990)       (45)
                                                                -------     ------       -------      -------    -------
  Ending units..............................................      3,117        395           901        3,007      1,316
                                                                =======     ======       =======      =======    =======

---------------

(b) Period from August 1, 2002, date of commencement of operations

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2003 AND 2002

                                                                  PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE SHARES
                                                         ------------------------------------------------------------------------
                                                              REAL RETURN               TOTAL RETURN             GLOBAL BOND
                                                               SUBACCOUNT                SUBACCOUNT               SUBACCOUNT
                                                         ----------------------    ----------------------    --------------------
                                                            2003       2002 (b)       2003       2002 (b)      2003      2002 (b)
                                                         ----------    --------    ----------    --------    --------    --------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity............................    $   17,767    $  1,647    $   24,473    $  2,353    $  2,693    $    49
  Reinvested capital gains...........................        18,426         408        14,142       3,701       1,800         84
  Realized gain (loss)...............................         4,850         (24)       (2,182)        (21)      1,226          6
  Unrealized gain (loss).............................        14,431       3,173       (11,176)      2,603      19,251        809
                                                         ----------    --------    ----------    --------    --------    -------
     Net increase (decrease) in contract owners'
      equity from operations.........................        55,474       5,204        25,257       8,636      24,970        948
                                                         ----------    --------    ----------    --------    --------    -------
Equity transactions:
  Contract purchase payments.........................       223,041      17,094       173,034       8,329      57,809      2,805
  Transfers from fixed & other subaccounts...........     1,298,399     201,123     1,710,400     335,790     256,422     18,343
  Withdrawals, surrenders & death benefit payments
     (note 3)........................................        (1,141)       (159)      (34,133)         19      (3,186)         0
  Transfers to fixed & other subaccounts.............      (800,339)          0      (353,195)     (5,492)    (45,145)         0
  Cost of insurance & administrative fee (note 3)....       (88,594)     (5,787)      (85,099)     (6,180)    (13,255)      (545)
                                                         ----------    --------    ----------    --------    --------    -------
     Net equity transactions.........................       631,366     212,271     1,411,007     332,466     252,645     20,603
                                                         ----------    --------    ----------    --------    --------    -------
       Net change in contract owners' equity.........       686,840     217,475     1,436,264     341,102     277,615     21,551
Contract owners' equity:
  Beginning of period................................       217,475           0       341,102           0      21,551          0
                                                         ----------    --------    ----------    --------    --------    -------
  End of period......................................    $  904,315    $217,475    $1,777,366    $341,102    $299,166    $21,551
                                                         ==========    ========    ==========    ========    ========    =======
Change in units:
  Beginning units....................................        20,344           0        32,651           0       2,013          0
                                                         ----------    --------    ----------    --------    --------    -------
  Units purchased....................................       132,091      20,921       173,245      33,736      27,568      2,065
  Units redeemed.....................................       (74,139)       (577)      (42,716)     (1,085)     (4,983)       (52)
                                                         ----------    --------    ----------    --------    --------    -------
  Ending units.......................................        78,296      20,344       163,180      32,651      24,598      2,013
                                                         ==========    ========    ==========    ========    ========    =======

---------------

(b) Period from August 1, 2002, date of commencement of operations

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2003 AND 2002

                                                         DREYFUS
                                                         VARIABLE
                                         CALVERT        INV. FUND-
                                        VARIABLE         SERVICE                                        VAN KAMPEN UNIVERSAL
                                      SERIES, INC.        CLASS           ROYCE CAPITAL FUND       INSTITUTIONAL FUNDS- CLASS II
                                      -------------    ------------    ------------------------    ------------------------------
                                      SOCIAL EQUITY                                                  CORE PLUS         US REAL
                                       SUBACCOUNT      APPRECIATION    SMALL-CAP     MICRO-CAP      FIXED INCOME        ESTATE
                                        (NOTE 5)        SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                      -------------    ------------    ----------    ----------    --------------    ------------
                                        2003 (d)         2003 (c)       2003 (c)      2003 (c)        2003 (d)         2003 (c)
                                      -------------    ------------    ----------    ----------    --------------    ------------
Increase in contract owners'
  equity from operations:
  Net investment activity.........      $ (1,179)        $  1,136       $ (1,481)     $ (1,247)        $   (56)         $   (17)
  Reinvested capital gains........             0                0         38,008        19,422              37                0
  Realized gain...................         1,628               65          2,773           351               0              105
  Unrealized gain.................        37,843            9,953         37,905        50,388             301            2,399
                                        --------         --------       --------      --------         -------          -------
     Net increase in contract
       owners' equity from
       operations.................        38,292           11,154         77,205        68,914             282            2,487
                                        --------         --------       --------      --------         -------          -------
Equity transactions:
  Contract purchase payments......        38,430           13,582         62,170        35,305           3,812            3,955
  Transfers from fixed & other
     subaccounts..................       219,683          120,939        684,142       460,334          24,647           33,835
  Withdrawals, surrenders & death
     benefit payments (note 3)....        (6,004)               0        (21,967)            0               0                0
  Transfers to fixed & other
     subaccounts..................       (10,886)          (3,588)       (42,772)       (5,747)              0           (8,025)
  Cost of insurance &
     administrative fee (note
     3)...........................       (14,118)          (2,162)       (25,527)       (9,304)           (405)            (652)
                                        --------         --------       --------      --------         -------          -------
     Net equity transactions......       227,105          128,771        656,046       480,588          28,054           29,113
                                        --------         --------       --------      --------         -------          -------
       Net change in contract
          owners' equity..........       265,397          139,925        733,251       549,502          28,336           31,600
Contract owners' equity:
  Beginning of period.............             0                0              0             0               0                0
                                        --------         --------       --------      --------         -------          -------
  End of period...................      $265,397         $139,925       $733,251      $549,502         $28,336          $31,600
                                        ========         ========       ========      ========         =======          =======
Change in units:
  Beginning units.................             0                0              0             0               0                0
                                        --------         --------       --------      --------         -------          -------
  Units purchased.................        43,550           12,447         56,605        38,394           2,487            2,546
  Units redeemed..................        (4,844)            (530)        (4,287)       (1,128)            (35)             (83)
                                        --------         --------       --------      --------         -------          -------
  Ending units....................        38,706           11,917         52,318        37,266           2,452            2,463
                                        ========         ========       ========      ========         =======          =======

---------------

(c) Period from May 1, 2003, date of commencement of operations

(d) Period from May 2, 2003, date of commencement of operations

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 2003

(1) BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Ohio National Variable Account R (the Account) is a separate account of The Ohio National Life Assurance Corporation (ONLAC). All obligations arising under variable life insurance contracts are general corporate obligations of ONLAC. ONLAC is a wholly-owned subsidiary of The Ohio National Life Insurance Company (ONLIC). The Account is registered as a unit investment trust under the Investment Company Act of 1940.

   Assets of the Account are invested in portfolio shares of Ohio National Fund, Inc., Fidelity Variable Insurance Products Fund Service Class 2, Janus Aspen Series (Institutional and Service Shares), Strong Variable Insurance Funds, Inc., Van Kampen Universal Institutional Funds, Inc. (Class I & II), Goldman Sachs Variable Insurance Trust, Lazard Retirement Series Inc., The Prudential Series Fund, Inc., UBS Series Trust, PBHG Insurance Series Fund, J. P. Morgan Series Trust II, MFS Variable Insurance Trust -- Service Class, PIMCO Variable Insurance Trust -- Administrative Shares, Calvert Variable Series, Inc., Royce Capital Fund, and Dreyfus Variable Investment Fund -- Service Shares, (collectively the Funds). The Funds are diversified open-end management investment companies. The Funds' investments are subject to varying degrees of market, interest and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

   The fair value of the underlying mutual funds is based on the closing net asset value of fund shares held at December 31, 2003. Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded on the ex-dividend date. Net realized capital gains and losses are determined on the basis of average cost.

   Ohio National Investments, Inc. (ONI), a wholly owned subsidiary of ONLIC, performs investment advisory services on behalf of the Ohio National Fund, Inc. (ON Fund), in which the Account invests. For these services, ONI receives fees from ON Fund.

   Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of ONLAC. The accompanying financial statements include only the contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed account benefits.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Some of the underlying mutual funds have been established by investment advisors which manage publicly traded mutual funds, having similar names and investment objectives. While some of the underlying mutual funds may be similar to publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performances of publicly traded mutual funds and any corresponding underlying mutual fund may differ substantially.

(2) FINANCIAL HIGHLIGHTS

   The following is a summary of accumulation units, value per unit, and fair value as of December 31, and expenses, total return and investment income ratio for the periods then ended, for the respective subaccounts and products:

                                                                                                              INVESTMENT
                                            ACCUMULATION    VALUE PER       FAIR                    TOTAL       INCOME
                                              UNITS***        UNIT          VALUE      EXPENSES*   RETURN**   RATIO****
                                            ------------   -----------   -----------   ---------   --------   ----------
   OHIO NATIONAL FUND, INC.:
   EQUITY SUBACCOUNT
        2003..............................   1,104,141     $ 35.472941   $39,167,124     0.75%      43.27%      0.18%
        2002..............................   1,067,502     $ 24.758670   $26,429,923     0.75%     -19.35%      0.37%
        2001..............................   1,037,127     $ 30.697635   $31,837,334     0.75%      -9.12%      0.29%
        2000..............................     992,625     $ 33.777286   $33,528,167     0.75%      -7.34%      0.30%
        1999..............................     956,502     $ 36.453086   $34,867,446     0.75%      18.97%      0.33%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2003

                                                                                                              INVESTMENT
                                            ACCUMULATION    VALUE PER       FAIR                    TOTAL       INCOME
                                              UNITS***        UNIT          VALUE      EXPENSES*   RETURN**   RATIO****
                                            ------------   -----------   -----------   ---------   --------   ----------
   OHIO NATIONAL FUND, INC.: (CONTINUED)
   MONEY MARKET SUBACCOUNT
        2003..............................     353,266     $ 19.809334   $ 6,997,967     0.75%      -0.01%      0.74%
        2002..............................     398,887     $ 19.811256   $ 7,902,447     0.75%       0.63%      1.37%
        2001..............................     461,183     $ 19.686696   $ 9,079,178     0.75%       3.03%      3.36%
        2000..............................     241,942     $ 19.108485   $ 4,623,149     0.75%       5.55%      5.84%
        1999..............................     241,831     $ 18.103505   $ 4,377,995     0.75%       4.24%      4.75%
   BOND SUBACCOUNT
        2003..............................     140,154     $ 27.835240   $ 3,901,225     0.75%       9.64%      5.51%
        2002..............................     167,865     $ 25.388188   $ 4,261,796     0.75%       7.85%      6.15%
        2001..............................     137,657     $ 23.540985   $ 3,240,586     0.75%       7.61%      6.33%
        2000..............................     107,023     $ 21.876334   $ 2,341,267     0.75%       5.07%      6.76%
        1999..............................      90,240     $ 20.820247   $ 1,878,813     0.75%      -0.17%      6.62%
   OMNI SUBACCOUNT
        2003..............................     326,920     $ 21.711194   $ 7,097,831     0.75%      25.26%      1.79%
        2002..............................     327,405     $ 17.333070   $ 5,674,927     0.75%     -23.35%      1.90%
        2001..............................     346,979     $ 22.613117   $ 7,846,269     0.75%     -13.72%      1.87%
        2000..............................     352,906     $ 26.207514   $ 9,248,783     0.75%     -15.48%      1.20%
        1999..............................     380,822     $ 31.008817   $11,808,840     0.75%      10.53%      2.17%
   INTERNATIONAL SUBACCOUNT
        2003..............................     743,455     $ 16.385097   $12,181,577     0.75%      31.61%      0.45%
        2002..............................     788,602     $ 12.449979   $ 9,818,084     0.75%     -21.24%      0.26%
        2001..............................     802,998     $ 15.807388   $12,693,302     0.75%     -30.09%      0.00%
        2000..............................     809,614     $ 22.610910   $18,306,110     0.75%     -22.78%      0.00%
        1999..............................     823,799     $ 29.279308   $24,120,263     0.75%      66.15%      0.00%
   CAPITAL APPRECIATION SUBACCOUNT
        2003..............................     530,787     $ 25.981078   $13,790,419     0.75%      30.55%      0.26%
        2002..............................     542,265     $ 19.901620   $10,791,945     0.75%     -20.74%      0.21%
        2001..............................     486,036     $ 25.110741   $12,204,712     0.75%       8.88%      0.49%
        2000..............................     393,332     $ 23.062248   $ 9,071,117     0.75%      30.52%      0.75%
        1999..............................     429,437     $ 17.669517   $ 7,587,944     0.75%       5.67%      2.98%
   DISCOVERY SUBACCOUNT
        2003..............................     615,441     $ 25.034018   $15,406,962     0.75%      36.64%      0.00%
        2002..............................     626,936     $ 18.320952   $11,486,056     0.75%     -33.24%      0.00%
        2001..............................     617,079     $ 27.442162   $16,933,981     0.75%     -18.97%      0.00%
        2000..............................     606,632     $ 33.866978   $20,544,786     0.75%     -11.88%      0.00%
        1999..............................     591,732     $ 38.431477   $22,741,130     0.75%     104.92%      0.00%
   INTERNATIONAL SMALL COMPANY SUBACCOUNT
        2003..............................     232,660     $ 17.779440   $ 4,136,571     0.75%      52.77%      0.22%
        2002..............................     222,020     $ 11.638006   $ 2,583,865     0.75%     -15.64%      0.00%
        2001..............................     214,315     $ 13.796036   $ 2,956,702     0.75%     -29.80%      0.00%
        2000..............................     207,195     $ 19.653655   $ 4,072,131     0.75%     -30.79%      0.00%
        1999..............................     178,216     $ 28.396871   $ 5,060,766     0.75%     106.96%      0.00%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2003

                                                                                                     INVESTMENT
                                   ACCUMULATION    VALUE PER       FAIR                    TOTAL       INCOME     INCEPTION
                                     UNITS***        UNIT          VALUE      EXPENSES*   RETURN**   RATIO****      DATE
                                   ------------   -----------   -----------   ---------   --------   ----------   ---------
   OHIO NATIONAL FUND, INC.: (CONTINUED)
   AGGRESSIVE GROWTH SUBACCOUNT
        2003.....................     417,152     $  7.220579   $ 3,012,081     0.75%      30.51%      0.00%
        2002.....................     422,595     $  5.532464   $ 2,337,993     0.75%     -28.45%      0.00%
        2001.....................     372,206     $  7.732644   $ 2,878,135     0.75%     -32.32%      1.10%
        2000.....................     318,530     $ 11.425914   $ 3,639,493     0.75%     -27.88%      0.00%
        1999.....................     251,875     $ 15.843725   $ 3,990,634     0.75%       4.97%      0.00%
   SMALL CAP GROWTH SUBACCOUNT
        2003.....................     255,980     $ 10.627603   $ 2,720,454     0.75%      44.27%      0.00%
        2002.....................     263,778     $  7.366641   $ 1,943,156     0.75%     -29.65%      0.00%
        2001.....................     255,827     $ 10.471667   $ 2,678,934     0.75%     -39.95%      0.00%
        2000.....................     242,290     $ 17.438980   $ 4,225,295     0.75%     -17.49%      0.00%
        1999.....................     174,597     $ 21.135299   $ 3,690,169     0.75%     103.42%      0.00%
   MID CAP OPPORTUNITY SUBACCOUNT
        2003.....................     690,056     $ 19.562124   $13,498,964     0.75%      45.25%      0.04%
        2002.....................     680,877     $ 13.467665   $ 9,169,820     0.75%     -26.18%      0.00%
        2001.....................     678,248     $ 18.244681   $12,374,416     0.75%     -13.48%      1.28%
        2000.....................     631,007     $ 21.120711   $13,327,314     0.75%      -9.12%      0.00%
        1999.....................     571,171     $ 23.203471   $13,253,157     0.75%      61.04%      0.20%
   S&P 500 INDEX SUBACCOUNT
        2003.....................   1,429,233     $ 15.816000   $22,604,745     0.75%      26.89%      1.22%
        2002.....................   1,297,802     $ 12.464522   $16,176,487     0.75%     -23.21%      1.13%
        2001.....................   1,126,657     $ 16.230974   $18,286,748     0.75%     -13.98%      2.06%
        2000.....................     975,222     $ 18.868311   $18,400,789     0.75%     -10.32%      3.14%
        1999.....................     887,541     $ 21.039899   $18,673,763     0.75%      24.69%      2.45%
   SOCIAL AWARENESS SUBACCOUNT (NOTE 5)
        2002.....................      42,878     $  5.501551   $   235,893     0.75%     -28.85%      0.00%
        2001.....................      39,607     $  7.732189   $   306,252     0.75%     -20.38%      0.00%
        2000.....................      37,937     $  9.711308   $   368,413     0.75%     -13.43%      0.00%
        1999.....................      41,479     $ 11.218364   $   465,325     0.75%      16.82%      0.46%
   BLUE CHIP SUBACCOUNT
        2003.....................     131,115     $  9.931007   $ 1,302,108     0.75%      25.64%      1.43%
        2002.....................      75,011     $  7.904297   $   592,912     0.75%     -20.03%      0.92%
        2001.....................      60,504     $  9.884110   $   598,028     0.75%      -4.94%      0.67%
        2000.....................      33,841     $ 10.398014   $   351,877     0.75%       0.32%      0.73%
        1999.....................          45     $ 10.364605   $       468     0.75%       3.65%      0.00%       11/1/99
   EQUITY INCOME SUBACCOUNT (NOTE 5)
        2002.....................      37,905     $  6.518672   $   247,089     0.75%     -21.47%      1.51%
        2001.....................      18,267     $  8.300559   $   151,628     0.75%     -12.48%      1.57%
        2000.....................       5,860     $  9.484445   $    55,578     0.75%     -13.14%      1.43%
   HIGH INCOME BOND SUBACCOUNT
        2003.....................      80,651     $ 12.348929   $   995,958     0.75%      21.87%      7.84%
        2002.....................      57,364     $ 10.132594   $   581,243     0.75%       3.17%     10.84%
        2001.....................      25,230     $  9.821229   $   247,785     0.75%       3.50%     13.23%
        2000.....................       6,486     $  9.489367   $    61,549     0.75%      -7.79%      6.33%
        1999.....................       5,678     $ 10.291509   $    58,437     0.75%       2.92%      1.25%       11/1/99

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2003

                                                                                                     INVESTMENT
                                   ACCUMULATION    VALUE PER       FAIR                    TOTAL       INCOME     INCEPTION
                                     UNITS***        UNIT          VALUE      EXPENSES*   RETURN**   RATIO****      DATE
                                   ------------   -----------   -----------   ---------   --------   ----------   ---------
   OHIO NATIONAL FUND, INC.: (CONTINUED)
   CAPITAL GROWTH SUBACCOUNT
        2003.....................     274,649     $  7.070243   $ 1,941,834     0.75%      39.06%      0.00%
        2002.....................     237,616     $  5.084446   $ 1,208,144     0.75%     -42.49%      0.00%
        2001.....................     204,936     $  8.841553   $ 1,811,952     0.75%     -15.24%      0.00%
        2000.....................     188,206     $ 10.431717   $ 1,963,311     0.75%     -26.56%      0.00%
        1999.....................      21,003     $ 14.203709   $   298,318     0.75%      42.04%      0.00%       11/1/99
   NASDAQ-100 INDEX SUBACCOUNT
        2003.....................     212,661     $  4.427988   $   941,659     0.75%      46.76%      0.00%
        2002.....................      69,005     $  3.017132   $   208,198     0.75%     -37.80%      0.00%
        2001.....................      40,660     $  4.850717   $   197,228     0.75%     -33.16%      0.00%
        2000.....................       2,980     $  7.256762   $    21,628     0.75%     -27.43%      0.00%      10/16/00
   BRISTOL SUBACCOUNT
        2003.....................       8,607     $ 10.334381   $    88,949     0.75%      31.47%      0.51%
        2002.....................       3,479     $  7.860542   $    27,345     0.75%     -21.39%      0.00%        5/1/02
   BRYTON GROWTH SUBACCOUNT
        2003.....................      19,708     $  9.214372   $   181,597     0.75%      34.60%      0.00%
        2002.....................       2,144     $  6.845612   $    14,677     0.75%     -31.54%      0.00%        5/1/02
   JANUS ASPEN SERIES -- INSTITUTIONAL SHARES:
   GROWTH SUBACCOUNT
        2003.....................     897,138     $  7.763542   $ 6,964,970     0.75%      30.75%      0.10%
        2002.....................     880,663     $  5.937630   $ 5,229,053     0.75%     -27.06%      0.00%
        2001.....................     849,118     $  8.140145   $ 6,911,944     0.75%     -25.30%      0.07%
        2000.....................     797,787     $ 10.896910   $ 8,693,414     0.75%     -15.19%      2.44%
        1999.....................     482,511     $ 12.848159   $ 6,199,378     0.75%      28.48%      0.19%        5/3/99
   WORLDWIDE GROWTH SUBACCOUNT
        2003.....................     519,631     $  8.827598   $ 4,587,094     0.75%      23.07%      1.11%
        2002.....................     558,895     $  7.172911   $ 4,008,905     0.75%     -26.06%      0.91%
        2001.....................     586,165     $  9.700598   $ 5,686,148     0.75%     -23.02%      0.44%
        2000.....................     539,952     $ 12.601009   $ 6,803,937     0.75%     -16.30%      2.04%
        1999.....................     244,886     $ 15.054438   $ 3,686,627     0.75%      50.54%      0.05%        5/3/99
   BALANCED SUBACCOUNT
        2003.....................     354,790     $ 10.643572   $ 3,776,235     0.75%      13.20%      2.21%
        2002.....................     367,869     $  9.402358   $ 3,458,833     0.75%      -7.14%      2.69%
        2001.....................     265,788     $ 10.125474   $ 2,691,224     0.75%      -5.38%      2.81%
        2000.....................     197,829     $ 10.701013   $ 2,116,973     0.75%      -3.00%      6.65%
        1999.....................       6,543     $ 11.031897   $    72,185     0.75%      10.32%      1.13%       11/1/99
   STRONG VARIABLE INSURANCE FUNDS, INC.:
   OPPORTUNITY II SUBACCOUNT
        2003.....................     158,569     $ 11.152086   $ 1,768,379     0.75%      35.99%      0.08%
        2002.....................     169,102     $  8.200818   $ 1,386,777     0.75%     -27.36%      0.52%
        2001.....................     101,329     $ 11.290309   $ 1,144,032     0.75%      -4.42%      0.54%
        2000.....................      41,787     $ 11.812926   $   493,631     0.75%       5.81%      0.37%
        1999.....................         266     $ 11.164799   $     2,970     0.75%      11.65%      0.00%       11/1/99

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2003

                                                                                                     INVESTMENT
                                   ACCUMULATION    VALUE PER       FAIR                    TOTAL       INCOME     INCEPTION
                                     UNITS***        UNIT          VALUE      EXPENSES*   RETURN**   RATIO****      DATE
                                   ------------   -----------   -----------   ---------   --------   ----------   ---------
   STRONG VARIABLE INSURANCE FUNDS, INC.:
     (CONTINUED)
   MULTI CAP VALUE II SUBACCOUNT
        2003.....................      31,274     $ 11.923738   $   372,905     0.75%      37.37%      0.11%
        2002.....................      31,350     $  8.680263   $   272,130     0.75%     -23.73%      0.51%
        2001.....................      29,908     $ 11.381305   $   340,388     0.75%       3.34%      0.00%
        2000.....................      21,367     $ 11.013003   $   235,319     0.75%       7.02%      0.52%
        1999.....................         848     $ 10.290266   $     8,725     0.75%       2.90%      0.30%       11/1/99
   MID CAP GROWTH II SUBACCOUNT
        2003.....................     317,008     $  6.198555   $ 1,964,993     0.75%      33.22%      0.00%
        2002.....................     285,484     $  4.653023   $ 1,328,365     0.75%     -38.01%      0.00%
        2001.....................     233,869     $  7.506339   $ 1,755,503     0.75%     -31.29%      0.00%
        2000.....................     160,557     $ 10.924629   $ 1,754,028     0.75%     -15.47%      0.00%
        1999.....................      22,599     $ 12.924122   $   292,074     0.75%      29.24%      0.00%       11/1/99
   GOLDMAN SACHS VARIABLE INSURANCE TRUST:
   GROWTH & INCOME SUBACCOUNT
        2003.....................     124,784     $  8.859945   $ 1,105,580     0.75%      23.44%      1.49%
        2002.....................     108,055     $  7.177819   $   775,602     0.75%     -12.00%      1.48%
        2001.....................     101,805     $  8.156502   $   830,372     0.75%     -10.02%      0.46%
        2000.....................     101,634     $  9.064387   $   921,253     0.75%      -5.39%      0.38%
        1999.....................      71,765     $  9.581286   $   687,600     0.75%      -4.19%      2.18%        5/3/99
   CORE US EQUITY SUBACCOUNT
        2003.....................      31,071     $  8.538810   $   265,308     0.75%      28.51%      0.75%
        2002.....................      31,068     $  6.644373   $   206,427     0.75%     -22.48%      0.76%
        2001.....................      15,789     $  8.570796   $   135,321     0.75%     -12.60%      0.56%
        2000.....................       9,799     $  9.806522   $    96,094     0.75%     -10.29%      1.21%
        1999.....................         711     $ 10.931168   $     7,772     0.75%       9.31%      0.32%       11/1/99
   CAPITAL GROWTH SUBACCOUNT
        2003.....................      48,744     $  8.000482   $   389,972     0.75%      22.82%      0.28%
        2002.....................      43,293     $  6.514163   $   282,017     0.75%     -24.90%      0.22%
        2001.....................      29,300     $  8.673416   $   254,132     0.75%     -15.10%      0.18%
        2000.....................      17,270     $ 10.216351   $   176,440     0.75%      -8.66%      0.23%
        1999.....................       1,252     $ 11.184743   $    14,006     0.75%      11.85%      0.17%       11/1/99
   VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS --
     CLASS I:
   US REAL ESTATE SUBACCOUNT
        2003.....................      30,017     $ 19.087498   $   572,957     0.75%      36.49%      0.00%
        2002.....................      23,213     $ 13.984648   $   324,620     0.75%      -1.53%      3.96%
        2001.....................      18,883     $ 14.201310   $   268,159     0.75%       9.02%      3.64%
        2000.....................      24,304     $ 13.026396   $   316,589     0.75%      28.31%      2.03%
   LAZARD RETIREMENT SERIES, INC.:
   EMERGING MARKET SUBACCOUNT
        2003.....................     122,395     $ 12.497189   $ 1,529,594     0.75%      51.80%      0.06%
        2002.....................      96,494     $  8.232580   $   794,394     0.75%      -2.23%      0.61%
        2001.....................      76,516     $  8.420653   $   644,315     0.75%      -5.79%      0.50%
        2000.....................      61,947     $  8.937743   $   553,666     0.75%     -28.61%      0.18%
        1999.....................      46,635     $ 12.519300   $   583,841     0.75%      25.19%      0.19%       11/1/99

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2003

                                                                                                     INVESTMENT
                                   ACCUMULATION    VALUE PER       FAIR                    TOTAL       INCOME     INCEPTION
                                     UNITS***        UNIT          VALUE      EXPENSES*   RETURN**   RATIO****      DATE
                                   ------------   -----------   -----------   ---------   --------   ----------   ---------
   LAZARD RETIREMENT SERIES, INC.: (CONTINUED)
   SMALL CAP SUBACCOUNT
        2003.....................     228,798     $ 16.600558   $ 3,798,176     0.75%      36.20%      0.00%
        2002.....................     202,846     $ 12.188342   $ 2,472,361     0.75%     -18.29%      0.00%
        2001.....................     109,560     $ 14.916457   $ 1,634,246     0.75%      17.74%      0.13%
        2000.....................      20,488     $ 12.668639   $   259,560     0.75%      20.15%      0.33%
        1999.....................       4,128     $ 10.544030   $    43,522     0.75%       5.44%      0.01%       11/1/99
   PBHG INSURANCE SERIES FUND:
   TECHNOLOGY & COMMUNICATIONS SUBACCOUNT
        2003.....................     109,516     $  1.692039   $   185,305     0.75%      44.25%      0.00%
        2002.....................      81,354     $  1.172959   $    95,425     0.75%     -54.33%      0.00%
        2001.....................      45,848     $  2.568427   $   117,758     0.75%     -52.68%      0.00%
        2000.....................       1,976     $  5.427213   $    10,727     0.75%     -45.73%      0.00%      10/16/00
   FIDELITY VARIABLE INSURANCE FUND -- SERVICE
     CLASS 2:
   VIP MID-CAP SUBACCOUNT
        2003.....................     281,491     $ 12.351746   $ 3,476,901     0.75%      37.22%      0.22%
        2002.....................     191,244     $  9.001224   $ 1,721,434     0.75%     -10.69%      0.46%
        2001.....................      46,248     $ 10.079181   $   466,140     0.75%      -4.24%      0.00%
        2000.....................         962     $ 10.525174   $    10,123     0.75%       5.25%      0.48%      10/16/00
   VIP CONTRAFUND SUBACCOUNT
        2003.....................     208,277     $  9.682016   $ 2,016,537     0.75%      27.24%      0.25%
        2002.....................     136,760     $  7.609122   $ 1,040,627     0.75%     -10.28%      0.49%
        2001.....................      48,378     $  8.480711   $   410,277     0.75%     -13.12%      0.07%
        2000.....................       1,353     $  9.761880   $    13,206     0.75%      -2.38%      0.00%      10/16/00
   VIP GROWTH SUBACCOUNT
        2003.....................     130,832     $  6.783468   $   887,494     0.75%      31.56%      0.10%
        2002.....................      94,176     $  5.156370   $   485,609     0.75%     -30.82%      0.11%
        2001.....................      44,978     $  7.453054   $   335,222     0.75%     -18.48%      0.02%
        2000.....................       1,041     $  9.142770   $     9,517     0.75%      -8.57%      0.00%      10/16/00
   VIP EQUITY INCOME SUBACCOUNT
        2003.....................       1,468     $ 11.162872   $    16,383     0.75%      11.63%      0.00%       10/1/03
   JANUS ASPEN SERIES -- SERVICE SHARES:
   GROWTH SUBACCOUNT
        2003.....................     261,637     $  6.281021   $ 1,643,344     0.75%      30.51%      0.00%
        2002.....................     216,781     $  4.812521   $ 1,043,263     0.75%     -27.27%      0.00%
        2001.....................     158,049     $  6.616731   $ 1,045,766     0.75%     -25.46%      0.00%
        2000.....................      17,291     $  8.876902   $   153,486     0.75%     -11.23%      0.00%      10/16/00
   WORLDWIDE GROWTH SUBACCOUNT
        2003.....................     309,465     $  6.357622   $ 1,967,460     0.75%      22.76%      0.87%
        2002.....................     270,776     $  5.178897   $ 1,402,323     0.75%     -26.26%      0.68%
        2001.....................     158,107     $  7.023270   $ 1,110,428     0.75%     -23.20%      0.33%
        2000.....................      11,009     $  9.144478   $   100,674     0.75%      -8.56%      0.03%      10/16/00

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2003

                                                                                                     INVESTMENT
                                   ACCUMULATION    VALUE PER       FAIR                    TOTAL       INCOME     INCEPTION
                                     UNITS***        UNIT          VALUE      EXPENSES*   RETURN**   RATIO****      DATE
                                   ------------   -----------   -----------   ---------   --------   ----------   ---------
   JANUS ASPEN SERIES -- SERVICE SHARES:
     (CONTINUED)
   BALANCED SUBACCOUNT
        2003.....................     315,006     $  9.845411   $ 3,101,364     0.75%      12.88%      1.87%
        2002.....................     295,782     $  8.722353   $ 2,579,913     0.75%      -7.37%      2.29%
        2001.....................     132,477     $  9.416226   $ 1,247,432     0.75%      -5.62%      2.64%
        2000.....................       8,038     $  9.976617   $    80,195     0.75%      -0.23%      0.61%      10/16/00
   INTERNATIONAL GROWTH SUBACCOUNT
        2003.....................       3,484     $ 12.738082   $    44,381     0.75%      33.53%      0.99%
        2002.....................          77     $  9.539312   $       738     0.75%      -4.61%      0.54%        8/1/02
   J.P. MORGAN SERIES TRUST II:
   SMALL COMPANY SUBACCOUNT
        2003.....................       6,715     $ 11.744213   $    78,865     0.75%      34.97%      0.00%
        2002.....................       4,868     $  8.701600   $    42,361     0.75%     -22.24%      0.22%
        2001.....................          13     $ 11.189680   $       143     0.75%      11.90%      0.00%       11/1/01
   MID CAP VALUE SUBACCOUNT
        2003.....................      62,767     $ 14.119621   $   886,253     0.75%      28.66%      0.16%
        2002.....................      15,582     $ 10.974191   $   171,000     0.75%       0.07%      0.02%
        2001.....................         422     $ 10.966816   $     4,626     0.75%       9.67%      0.00%       11/1/01
   MFS VARIABLE INSURANCE TRUST -- SERVICE
     CLASS:
   NEW DISCOVERY SUBACCOUNT
        2003.....................       9,200     $ 10.363340   $    95,345     0.75%      32.44%      0.00%
        2002.....................       4,625     $  7.825056   $    36,190     0.75%     -32.31%      0.00%
        2001.....................         230     $ 11.559996   $     2,657     0.75%      15.60%      0.00%       11/1/01
   INVESTORS GROWTH STOCK SUBACCOUNT
        2003.....................       9,471     $  9.359017   $    88,638     0.75%      21.69%      0.00%
        2002.....................       4,393     $  7.690730   $    33,784     0.75%     -28.25%      0.00%
        2001.....................         461     $ 10.719368   $     4,943     0.75%       7.19%      0.00%       11/1/01
   MID CAP GROWTH SUBACCOUNT
        2003.....................      13,799     $  8.457559   $   116,710     0.75%      35.59%      0.00%
        2002.....................       1,438     $  6.237515   $     8,969     0.75%     -43.86%      0.00%
        2001.....................         111     $ 11.109985   $     1,238     0.75%      11.10%      0.00%       11/1/01
   TOTAL RETURN SUBACCOUNT
        2003.....................     187,961     $ 11.103088   $ 2,086,953     0.75%      15.14%      1.31%
        2002.....................      79,742     $  9.642978   $   768,947     0.75%      -6.06%      1.27%
        2001.....................       4,834     $ 10.264559   $    49,624     0.75%       2.65%      0.00%       11/1/01
   THE PRUDENTIAL SERIES FUND, INC:
   JENNISON SUBACCOUNT
        2003.....................       3,117     $ 12.366554   $    38,545     0.75%      28.64%      0.00%
        2002.....................         395     $  9.613094   $     3,794     0.75%      -3.87%      0.00%        8/1/02
   JENNISON 20/20 FOCUS SUBACCOUNT
        2003.....................         901     $ 12.837748   $    11,562     0.75%      27.84%      0.00%
   UBS SERIES TRUST:
   TACTICAL ALLOCATION SUBACCOUNT
        2003.....................       3,007     $ 12.590041   $    37,863     0.75%      26.42%      0.49%
        2002.....................       1,316     $  9.958652   $    13,102     0.75%      -0.41%      0.00%        8/1/02

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2003

                                                                                                     INVESTMENT
                                   ACCUMULATION    VALUE PER       FAIR                    TOTAL       INCOME     INCEPTION
                                     UNITS***        UNIT          VALUE      EXPENSES*   RETURN**   RATIO****      DATE
                                   ------------   -----------   -----------   ---------   --------   ----------   ---------
   PIMCO VARIABLE INSURANCE TRUST --
   ADMINISTRATIVE SHARES:
   REAL RETURN SUBACCOUNT
        2003.....................      78,296     $ 11.549961   $   904,315     0.75%       8.04%      2.74%
        2002.....................      20,344     $ 10.690019   $   217,475     0.75%       6.90%      1.40%        8/1/02
   TOTAL RETURN SUBACCOUNT
        2003.....................     163,180     $ 10.892084   $ 1,777,366     0.75%       4.26%      2.69%
        2002.....................      32,651     $ 10.446748   $   341,102     0.75%       4.47%      1.38%        8/1/02
   GLOBAL BOND SUBACCOUNT
        2003.....................      24,598     $ 12.162240   $   299,166     0.75%      13.59%      2.10%
        2002.....................       2,013     $ 10.707431   $    21,551     0.75%       7.07%      0.68%        8/1/02
   CALVERT VARIABLE SERIES, INC.:
   SOCIAL EQUITY SUBACCOUNT (NOTE 5)
        2003.....................      38,706     $  6.856813   $   265,397     0.75%      17.23%      0.02%        5/2/03
   DREYFUS VARIABLE INVESTMENT FUND -- SERVICE
     CLASS:
   APPRECIATION SUBACCOUNT
        2003.....................      11,917     $ 11.741767   $   139,925     0.75%      17.42%      3.21%        5/1/03
   ROYCE CAPITAL FUND:
   SMALL-CAP SUBACCOUNT
        2003.....................      52,318     $ 14.015231   $   733,251     0.75%      40.15%      0.00%        5/1/03
   MICRO-CAP SUBACCOUNT
        2003.....................      37,266     $ 14.745218   $   549,502     0.75%      47.45%      0.00%        5/1/03
   VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS --
     CLASS II:
   CORE PLUS FIXED INCOME SUBACCOUNT
        2003.....................       2,452     $ 11.557769   $    28,336     0.75%      15.58%      0.04%        5/2/03
   US REAL ESTATE SUBACCOUNT
        2003.....................       2,463     $ 12.832128   $    31,600     0.75%      28.32%      0.00%        5/1/03

   ------------------

     * This represents the annualized contract expense rate of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to contract owner accounts through the redemption of units.

    ** This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Investments with a date notation indicate the inception date of that investment in the Subaccount. The total return is calculated for the 12-month period indicated or from the inception date through the end of the period.

    *** Accumulation units are rounded to the nearest whole number.

   **** The investment income ratio represents the dividends for the periods indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions to contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests.

(3) RISK & ADMINISTRATIVE EXPENSE AND CONTRACT CHARGES

   Although variable life payments differ according to the investment performance of the underlying mutual funds within the Accounts, they are not affected by mortality or expense experience because ONLAC assumes the expense risk and the mortality risk under the contracts. ONLAC charges the Accounts' assets for assuming those risks. Such charges will be assessed through the unit value calculation.

   Total premium expense charges in the Account amounted to approximately $1,383,000 and $1,759,000 during 2003 and 2002, respectively.

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2003

   A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge. Total surrender charges in the Account amounted to approximately $1,582,525 and $1,522,496 during 2003 and 2002, respectively.

   The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred insurance underwriting charge varies with age at issue or increase. The contingent deferred sales charges were $1,316,252 and $1,387,411 for the periods ended December 31, 2003 and 2002, respectively. The contingent deferred insurance underwriting charge varies with the age at issue or increase. The contingent deferred insurance underwriting charges were $266,273 and $268,135 for the periods ended December 31, 2003 and 2002, respectively.

   The table on the following pages illustrates product and contract level charges:

   MORTALITY AND EXPENSE RISK FEES
   This basic charge is assessed through reduction of daily
     unit value................................................               0.75%

   The following charges are assessed through the redemption of units:
   PREMIUM EXPENSE CHARGE
   Deducted from premiums upon receipt.........................          1.25% to 7.50%
   PREMIUM TAXES
   Deducted from premiums upon receipt. Variable depending on
     state of policy issue.....................................             0% to 4%
   SURRENDER FEES
   Of stated surrendered amount if surrendered in the first
   year. (per $1000)...........................................         $13.79 to $60.00
   TRANSFER FEES -- per transfer
   (currently no charge for the first 4 transfers each contract
   year).......................................................             $3 to $15
   ADMINISTRATIVE FEES
   Upon the partial surrender amount...........................      the lesser of $25 or 2%
   COST OF INSURANCE
   Deducted monthly. Determined by age, gender and rate class with the maximums not exceeding charges posted in the 1980
   Commissioner's Standard Ordinary Mortality tables. (per
   $1000)......................................................         $.00008 to $83.33
   MAINTENANCE FEE
   Deducted monthly............................................             $5 to $10
   UNIT LOAD
   Deducted monthly. Charge is based on the issue age of the
   younger insured.............................................          $0.013 to $0.05
   DEATH BENEFIT GUARANTEE OPTION
   Deducted monthly
   Stated amount for 10 year to age 70 guarantee (per $1000)...          $0.01 to $0.03
   Stated amount of the guarantee to maturity (per $1000)......          $0.03 to $0.05

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2003

   The following charges for riders are assessed through the redemption of units:

   TERM RIDER
   Deducted monthly. Provides additional death benefit on the life of the
     policyholder. (per $1000)..........................................                   $0.06 to $83.33
   ADDITIONAL INSURED TERM
   Deducted Monthly. Provides additional death benefit on the life of another
     person. (per $1000)................................................                   $0.05 to $83.33
   SPOUSAL INSURED TERM
   Deducted Monthly. Provides additional death benefit on the life of the insured
     spouse. (per $1000)................................................                   $0.05 to $83.33
   FAMILY TERM LIFE INSURANCE
   Deducted monthly. Provides term insurance coverage on all current and future
     children. Regardless of the number of children. (per $1000)........                        $0.44
   CONTINUATION OF COVERAGE RIDER
   Deducted monthly. Provides for payment of full death benefit past maturity
     date. (per $1000)..................................................                   $0.00 to $0.90
   ACCIDENTAL DEATH BENEFIT
   Deducted monthly. Provides additional death benefit if insured's sole cause of
     death is an accident. (per $1000)..................................                   $0.05 to $0.29
   LIFETIME ADVANTAGE RIDER
   Upon submission of claim. Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness. Reduction of remaining death benefit of the amount
     taken under the rider..............................................                      up to 10%
   EXCHANGE OF LIFE INSURED -- per exchange
   Allows the insured life to be changed................................                         $75
   GUARANTEED PURCHASE OPTION
   Deducted monthly. Provides the right to purchase chosen amount of insurance
     coverage at certain dates without evidence of insurability. (per $1000)...            $0.00 to $0.19
   WAIVER OF STIPULATED PREMIUM FOR TOTAL DISABILITY
   Deducted monthly. Credits a stipulated premium to the policy if insured is
     totally disabled. (per $1000)......................................                   $0.01 to $0.18
   PREFERRED LOAN RIDER
   Deducted monthly. Allows you to take a policy loan after 10 years without large out-of-pocket interest charges. Charge is equal to annual charge of
     20% of assets......................................................                         20%
   JOINT TERM LIFE RIDER
   Deducted monthly. Provides for the purchase of additional second to die term
     insurance as part or your policy. (per $1000)......................                   $0.06 to $83.33

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2003


   DOUBLE COVERAGE RIDER
   Deducted monthly. Provides for payment of double the death benefit if both the insureds die within the first four
     policy years. (per $1000).................................          $0.06 to $83.33
   SINGLE TERM LIFE RIDER
   Deducted monthly. Allows you to purchase additional term
     life insurance on one of the insureds. (per $1000)........          $0.05 to $83.33
   FAMILY SPLIT OPTION RIDER
   Deducted monthly. Enables you to divide the policy into two individual policies in the event of divorce or tax law
     changes. (per $1000)......................................               $0.05
   WAIVER OF PREMIUM AT FIRST DEATH
   Deducted monthly. Credits a stipulated premium to the policy
     upon the death of the first insured to die. (per $1000)...          $0.001 to $2.12

(4) FEDERAL INCOME TAXES

   Operations of the Account form a part of, and are taxed with, operations of ONLAC which is taxed as a life insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon termination or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account on redemption of the Fund shares. Accordingly, ONLAC does not provide for income taxes within the Account.

(5) FUND SUBSTITUTIONS

   Effective April 29, 2003, Subaccounts of the Ohio National Fund, Inc. Equity Income portfolio was merged into the Subaccount of the Ohio National Fund, Inc. Blue Chip portfolio.

   Effective May 2, 2003, the Subaccount of the Ohio National Fund, Inc. Social Awareness portfolio was terminated and replaced with the Subaccount of the Calvert Variable Series Social Equity portfolio.

OHIO NATIONAL VARIABLE ACCOUNT R

 INDEPENDENT AUDITORS' REPORT

The Board of Directors of The Ohio National Life Assurance Corporation and Contract Owners of Ohio National Variable Account R:

We have audited the accompanying statements of assets and contract owners' equity of Ohio National Variable Account R (compromised of the sub-accounts listed in note 2) (collectively, "the Account") as of December 31, 2003, and the related statements of operations and changes in contract owners' equity, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2003, and the results of its operations, changes in contract owners' equity, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 20, 2004

PART C: OTHER INFORMATION


Item Number   Caption in Prospectus


   26.        Exhibits
   27.        Directors and Officers of the Depositor
   28.        Persons Controlled by or Under Common Control with Depositor or
              Registrant
   29.        Indemnification
   30.        Principal Underwriter
   31.        Location of Accounts and Records
   32.        Management Services
   33.        Fee Representation

                            PART C: OTHER INFORMATION



Item 26. Exhibits


The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.



Item 27. Directors and Officers of the Depositor



NAME                                     RELATIONSHIP WITH COMPANY*
--------------------------------------------------------------------------------

Trudy K. Backus                          Vice President, Individual
                                              Insurance Services

Thomas A. Barefield                      Senior Vice President,
                                              Institutional Sales

Lee F. Bartels                           Vice President, Underwriting

Howard C. Becker                         Senior Vice President, Individual
                                              Insurance and Corporate Services

Michael A. Boedeker                      Senior Vice President, Investments

Robert A. Bowen                          Senior Vice President,
                                              Information Systems

Christopher A. Carlson                   Senior Vice President, Investments

David W. Cook                            Senior Vice President & Actuary

Ronald J. Dolan                          Director and Executive Vice President &
                                              Chief Financial Officer

Anthony G. Esposito                      Vice President, Human Resources &
                                              Corporate Services

Diane S. Hagenbuch                       Vice President, Corporate Relations &
                                              Communications

Michael F. Haverkamp                     Director and Senior Vice President &
                                              General Counsel

Therese S. McDonough                     Second Vice President & Corporate
                                              Secretary

Carolyn M. Nightingale                   Vice President, Marketing Support

David B. O'Maley                         Director and Chairman, President &
                                              Chief Executive Officer

John J. Palmer                           Director & Vice Chairman

George B. Pearson                        Vice President, PGA Marketing

Arthur J. Roberts                        Vice President & Treasurer

D. Gates Smith                           Executive Vice President, Agency and
                                              Group Distribution

James C. Smith                           Vice President, Internal Audit &
                                              Compliance

Michael D. Stohler                       Vice President, Mortgages & Real Estate

Barbara A. Turner                        Vice President, ONESCO Operations

Dennis C. Twarogowski                    Vice President, Career Marketing

David S. Williams                        Vice President & Medical Director


----------------

The principal occupation of each of the above is an officer of Ohio National Life, with the same title as with us.

The principal business address of each is:

One Financial Way
Cincinnati, Ohio 45242



Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant


The Registrant is a separate account of the Depositor. The Depositor is a wholly-owned subsidiary of The Ohio National Life Insurance Company, which is a wholly-owned subsidiary of Ohio National Financial Services, Inc., an Ohio intermediate holding company which is owned by Ohio National Mutual Holdings, Inc., an Ohio mutual holding company owned by the life insurance and annuity policyholders of The Ohio National Life Insurance Company.

Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)                               Jurisdiction           % Owned
--------------------------------------------------------------------------------

The Ohio National Life Insurance Company          Ohio                     100%

OnFlight, Inc.                                    Ohio                     100%
(aviation)

ON Global Holdings, Inc.                          Delaware                 100%
(holding company, foreign insurance)

Fiduciary Capital Management, Inc.                Connecticut               51%
(investment adviser)

SMON Holdings, Inc.                               Delaware                  50%
(insurance holding company)

Suffolk Capital Management LLC                    Delaware                  81%
(investment adviser)

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Ohio National Life Assurance Corporation          Ohio                     100%

Ohio National Equities, Inc.                      Ohio                     100%
(securities broker dealer)

Ohio National Investments, Inc.                   Ohio                     100%
(investment adviser)

The O.N. Equity Sales Company                     Ohio                     100%
(securities broker dealer)

Enterprise Park, Inc.                             Georgia                  100%
(real estate holding company)

Ohio National Fund, Inc.                          Maryland      (more than) 90%
(registered investment company

Dow Target Variable Fund LLC                      Ohio                     100%
(registered investment company)

The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

O.N. Investment Management Company                Ohio                     100%
(investment adviser)

Ohio National Insurance Agency, Inc.              Indiana                  100%

Ohio National Insurance Agency of
     Alabama, Inc.                                Alabama                  100%

Ohio National Insurance Ageny of
     Massachusetts, Inc.                          Massachusetts            100%

Ohio National Insurance Agency of
     North Carolina, Inc.                         North Carolina           100%

ON Global Holdings, Inc. owns 100% of the voting securities of Ohio National Sudamerica S.A., an insurance holding company organized under the laws of Chile.

Ohio National Sudamerica S.A. owns 100% of the voting securities of Ohio National Seguros de Vida S.A., a life insurance company organized under the laws of Chile.

SMON Holdings, Inc. owns 100% of the voting securities of National Security Life and Annuity Company, a life insurance company organized under the laws of New York.



Item 29. Indemnification


The sixth article of the Depositor's Articles of Incorporation, as amended, provides as follows:

"Each former, present and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators), or any such person (and his heirs, executors or administrators) who serves at the Corporation's request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys' fees, judgments, fine and amounts paid in settlement actually and reasonably incurred by him in connection with the defense of any contemplated, pending or threatened action, suit or proceeding, civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, to which he is or may be made a party by reason of being or having been such Director, Officer, or Employee of the Corporation or having served at the Corporation's request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such a person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (b) that, in any matter the subject of criminal action, suit or proceeding, such person had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith in any manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful. Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right to indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be set forth in the Code of Regulations or in such other manner as permitted by law. Each former, present, and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators) who serves at the Corporation's request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of any contemplated, pending or threatened action, suit or proceeding, by or in the right of the Corporation to procure a judgment in its favor, to which he is or may be a party by reason of being or having been such Director, Officer or Employee of the Corporation or having served at the Corporation's request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such person was not, and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association, and (b) that such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation.

Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right of indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be as set forth in the Code of Regulations or in such other manner as permitted by law."

In addition, Article XII of the Depositor's Code of Regulations states as follows:

"If any director, officer or employee of the Corporation may be entitled to indemnification by reason of Article Sixth of the Amended Articles of Corporation, indemnification shall be made upon either (a) a determination in writing of the majority of disinterested directors present, at a meeting of the Board at which all disinterested directors present constitute a quorum, that the director, officer or employee in question was acting in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of this Corporation or of such other business organization or association in which he served at the Corporation's request, and that, in any matter which is the subject of a criminal action, suit or proceeding, he had no reasonable cause to believe that his conduct was unlawful and in an action by or in the right of the Corporation to procure a judgment in its favor that such person was not and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association; or (b) if the number of all disinterested directors would not be sufficient at any time to constitute a quorum, or if the number of disinterested directors present at two consecutive meetings of the Board has not been sufficient to constitute a quorum, a determination to the same effect as set forth in the foregoing clause (a) shall be made in a written opinion by independent legal counsel other than an attorney, or a firm having association with it an attorney, who has been retained by or who has performed services for this Corporation, or any person to be indemnified within the past five years, or by the majority vote of the policyholders, or by the Court of Common Pleas or the court in which such action, suit or proceeding was brought. Prior to making any such determination, the Board of Directors shall first have received the written opinion of General Counsel that a number of directors sufficient to constitute a quorum, as named therein, are disinterested directors. Any director who is a party to or threatened with the action, suit or proceeding in question, or any related action, suit or proceeding, or has had or has an interest therein adverse to that of the Corporation, or who for any other reason has been or would be affected thereby, shall not be deemed a disinterested director and shall not be qualified to vote on the question of indemnification. Anything in this Article to the contrary notwithstanding, if a judicial or administrative body determines as part of the settlement of any action, suit or proceeding that the Corporation should indemnify a director, officer or employee for the amount of the settlement, the Corporation shall so indemnify such person in accordance with such determination. Expenses incurred with respect to any action, suit or proceeding which may qualify for indemnification may be advanced by the Corporation prior to final disposition thereof upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount if it is ultimately determined hereunder that he is not entitled to indemnification or to the extent that the amount so advanced exceeds the indemnification to which he is ultimately determined to be entitled".

Item 30. Principal Underwriter


The principal underwriter of the Registrant's securities is Ohio National Equities, Inc. ("ONEQ"). ONEQ is a wholly-owned subsidiary of The Ohio National Life Insurance Company. ONEQ also serves as the principal underwriter of securities issued by Ohio National Variable Accounts A, B and D, other separate accounts of The Ohio National Life Insurance Company which are registered as unit investment trusts; and other policies issues by Ohio National Variable Account R, which separate account is also registered as a unit investment trust.

The directors and officers of ONEQ are:


     Name                        Position with ONEQ
--------------------------------------------------------------------------------

     David B. O'Maley            Chairman and Director
     John J. Palmer              President and Director
     Thomas A. Barefield         Senior Vice President
     Trudy K. Backus             Vice President and Director
     Michael F. Haverkamp        Director
     Marcus L. Collins           Secretary
     Barbara A. Turner           Operations Vice President, Treasurer and
                                      Compliance Officer
     James I. Miller II          Vice President and Director


The principal business address of each of the foregoing is One Financial Way, Montgomery, Ohio 45242.

During the last fiscal year, ONEQ received the following commissions and other compensation, directly or indirectly, from the Registrant:


Net Underwriting             Compensation
Discounts and                on Redemption                Brokerage
Commissions                  or Annuitization             Commissions
--------------------------------------------------------------------------------
$45,731,641                     None                         None


Item 31. Location of Accounts and Records

The books and records of the Registrant which are required under Section 31(a) of the 1940 Act and Rules thereunder are maintained in the possession of the following persons:

 (1) Journals and other records of original entry:

     Ohio National Life Assurance Corporation ("Depositor")
     One Financial Way
     Montgomery, Ohio  45242

     U.S. Bank, N.A. ("Custodian")
     425 Walnut Street
     Cincinnati, Ohio 45202

 (2) General and auxiliary ledgers:

     Depositor and Custodian

 (3) Securities records for portfolio securities:

     Custodian

 (4) Corporate charter, by-laws and minute books:

     Registrant has no such documents.

 (5) Records of brokerage orders:

     Not applicable.

 (6) Records of other portfolio transactions:

     Custodian

 (7) Records of options:

     Not applicable

 (8) Records of trial balances:

     Custodian

 (9) Quarterly records of allocation of brokerage orders and commissions:

     Not applicable

(10) Records identifying person or group authorizing portfolio transactions:

     Depositor

(11) Files of advisory materials:

     Not applicable

(12) Other records

     Custodian and Depositor



Item 32. Management Services

         None


Item 33. Fee Representation

Representations pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended:

Ohio National Life Assurance Corporation represents that the fees and charges deducted under the policy, in the aggregate are reasonable in relation to the services to be rendered, the expenses expected to be incurred and the risks assumed by Ohio National Life Assurance Corporation.



This registration statement comprises the following papers and documents: The facing sheet

The prospectus consisting of 35 pages

The signatures

Written consents of the following persons:


     KPMG LLP



     Marcus L. Collins, Esq.


     David W. Cook, FSA, MAAA

Exhibits:
All relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

     (a) Resolution of the Board of Directors of the Depositor authorizing establishment of Ohio National Variable Account R was filed as
            Exhibit 1.(1) of the Registrant's registration statement on Form S-6 on October 31, 2001(File no. 333-16133).

     (c) Principal Underwriting Agreement for Variable Life Insurance, with compensation schedule, between the Depositor and Ohio National Equities, Inc. was filed as Exhibit (3)(a) of the Registrant's registration statement on Form S-6 on April 27, 1998 (File no. 333-16133).

     (c) Variable Policy Distribution Agreements (with compensation schedules) between the Depositor and Ohio National Equities, Inc. were filed as Exhibit (3)(d) of Post-effective Amendment no. 23 of Ohio National Variable Account A registration statement on Form N-4 (File no. 2-91213).

     (d)    Flexible Premium Life Insurance Policy, Form 00-VL-1

     (e)    Variable Life Insurance Application Supplement: Suitability
            Information

     (f)(1) Articles of Incorporation of the Depositor were filed as Exhibit 1.(6)(a) of the Registrant's Form S-6 on October 31, 2001 (File no. 333-16133).

     (f)(2) Code of Regulations (by-laws) of the Depositor were filed as

            Exhibit 1.(6)(b) of the Registrant's Form S-6 on October 31, 2001 (File no. 333-16133).

     (g)    Reinsurance contracts

     (h)    Participation Agreements

     (i) Service Agreement between the Depositor and The Ohio National Life Insurance Company was filed as Exhibit 1.(8) of the Registrant's Form S-6 on October 31, 2001 (File no. 333-16133).

     (k)    Legal Opinion





     (o)    None


     (q) Memorandum describing the Depositor's purchase, transfer, redemption and conversion procedures for the policies Exhibit 1.(11) of the Registrant's Form S-6 was filed as Exhibit 11 of Registrant's registration statement on Form S-6 on February 21, 2001 (File No. 2-98265).

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Ohio National Variable Account R certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) and has caused this Registration Statement to be signed on its behalf in the City of Montgomery and State of Ohio on the 27th day of April, 2004.



                                     OHIO NATIONAL VARIABLE ACCOUNT R
                                               (Registrant)
                                     By OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                               (Depositor)


                                     By /s/ John J. Palmer
                                     -------------------------------------------
                                     John J. Palmer
                                     Vice Chairman


Attest:



/s/ Therese S. McDonough
--------------------------------
Therese S. McDonough
Second Vice President
and Corporate Secretary




Pursuant to the requirements of the Securities Act of 1933, the depositor has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 27th day of April, 2004.


                                     OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                               (Depositor)

                                     By /s/ John J. Palmer
                                     -------------------------------------------
                                     John J. Palmer
                                     Vice Chairman

Attest:


/s/ Therese S. McDonough
--------------------------------
Therese S. McDonough
Second Vice President
and Corporate Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities with the depositor and on the dates indicated.



Signature                       Title                                 Date
--------------------------      ---------------------------         ------------------

/s/ David B. O'Maley            Chairman, President                 April 27, 2004
--------------------------      and Chief Executive
David B. O'Maley                Officer and Director

/s/ Ronald J. Dolan             Executive Vice President            April 27, 2004
--------------------------      and Chief Financial Officer
Ronald J. Dolan                 and Director

/s/ John J. Palmer              Vice Chairman and Director          April 27, 2004
--------------------------
John J. Palmer

/s/ Michael F. Haverkamp        Senior Vice President and           April 27, 2004
--------------------------      General Counsel and
Michael F. Haverkamp            Director

/s/ D. Gates Smith              Executive Vice President,           April 27, 2004
--------------------------      Agency and Group Distribution
D. Gates Smith                  and Director


/s/ Arthur J Roberts            Vice President & Treasurer          April 27, 2004
--------------------------
Arthur J Roberts

                         INDEX OF CONSENTS AND EXHIBITS


                                                              Page Number
Exhibit                                                       in Sequential
Number           Description                                  Numbering System
-------          ------------                                 ----------------
                 Consent of KPMG LLP

                 Consent of Marcus L. Collins, Esq.

                 Consent of David W. Cook, FSA, MAAA

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors of Ohio National Life Assurance Corporation and Contract Owners of Ohio National Variable Account R:

We consent to the use of our reports for Ohio National Variable Account R dated February 20, 2004, and for Ohio National Life Assurance Corporation dated February 6, 2004, included herein, and to the reference to our firm under the heading "Services" in the Statement of Additional Information in post-effective amendment no. 9 to file no. 333-40636.



KPMG LLP
Columbus, Ohio
April 27, 2004

                  [OHIO NATIONAL FINANCIAL SERVICES LETTERHEAD]



The Board of Directors
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, Ohio 45242



Re: Ohio National Variable Account R (1940 Act File No. 811-4320) Post-Effective Amendment No. 9 to File No. 333-40636


Gentlemen:

The undersigned hereby consents to the use of my name under the caption of "Legal Opinions" in the registration statements on Form N-6 of the above captioned registrant.


                                        Sincerely,


                                        /s/ Marcus L. Collins
                                        ----------------------------------------
                                        Marcus L. Collins
                                        Associate Counsel




MLC/nh


VARS6II

                  [OHIO NATIONAL FINANCIAL SERVICES LETTERHEAD]


Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, Ohio 45242



Re: Ohio National Variable Account R (1940 Act File No. 811-4320)
    Post-Effective Amendment No. 9 to File No. 333-40636


Gentlemen:

I hereby consent to the use of my name under the heading "Experts" in the prospectuses included in the post-effective amendments to the above-captioned registration statements on Form N-6.


                                        Sincerely,

                                        /s/ David W. Cook
                                        ----------------------------------------
                                        David W. Cook, FSA, MAAA
                                        Senior Vice President and
                                        Actuary


DWC/nh

VARS6II